UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund: BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC

  Master Small Cap Index Series

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc.

and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Index Funds, Inc.

➢	iShares MSCI EAFE International Index Fund
➢	iShares Russell 2000 Small-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Institutional Shares returned 14.03%, Investor A Shares returned 13.94%, Class K Shares returned 14.20%, and Investor P Shares returned 13.91%. The benchmark MSCI EAFE Index returned 14.03% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Developed markets, as represented by the MSCI EAFE Index, increased +10% in the first quarter of 2019. Eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell -3.7% from intra-quarter highs, providing a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019. Technology shares outperformed (+15.41%) as restored global risk appetite benefited higher-beta names. Real estate was the second best performing sector (+14.19%) amid the decline in sovereign bond yields. The third best performing sector was materials (+13.28%). All other sectors returned positive results, with communication services (+4.41%), financials (+7.05%), and consumer discretionary (+7.62%) as the lowest sector returns.

As represented by the MSCI EAFE Index, developed markets increased +3.94% in the second quarter of 2019. European equity markets contributed to just over three-quarters of the MSCI EAFE Index’s total return. Sentiment in the region was supported by accommodative monetary policy, the increased expectations of further stimulus, higher-than-normal capacity utilization rates, and labor markets near full employment.

In Asia-Pacific, Australia outperformed as a decline in economic growth was driven by a June interest rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes.

Ten out of eleven GICS sectors advanced in the second quarter of 2019. Information technology (+6.70%) outperformed and was the best-performing sector in the MSCI EAFE Index for the second consecutive quarter, followed by consumer discretionary (+6.21%) and industrials (+6.11%). Real estate (-2.08%) was the single negative contributor over the second quarter of 2019.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	iShares MSCI EAFE International Index Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.03%	1.36%	N/A	2.12%	N/A	6.65%	N/A
Investor A	13.94	1.14	N/A	1.86	N/A	6.38	N/A
Class K	14.20	1.49	N/A	2.16	N/A	6.69	N/A
Investor P	13.91	1.13	(4.18)%	1.87	0.78%	6.39	5.81%
MSCI EAFE Index(c)	14.03	1.08	N/A	2.25	N/A	6.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.

(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of March 29, 2019, it had 920 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.30	$0.42	$1,000.00	$1,024.40	$0.40	0.08%
Investor A	1,000.00	1,139.40	1.80	1,000.00	1,023.11	1.71	0.34
Class K	1,000.00	1,142.00	0.16	1,000.00	1,024.65	0.15	0.03
Investor P	1,000.00	1,139.10	1.80	1,000.00	1,023.11	1.71	0.34

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Novartis AG, Registered Shares	1
Roche Holding AG	1
HSBC Holdings PLC	1
Royal Dutch Shell PLC, Class A	1
Toyota Motor Corp.	1
BP PLC	1
SAP SE	1
TOTAL SA	1
AIA Group Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	23%
United Kingdom	14
France	11
Switzerland	10
Germany	9
Australia	7
Netherlands	5
Hong Kong	4
Spain	3
Sweden	2
Italy	2
Denmark	2
Singapore	1
Finland	1
Belgium	1
Ireland	1
Norway	1
Israel	1
Other(a)	1
Other Assets Less Liabilities	1

(a)	Includes holdings within countries that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Institutional Shares returned 16.95%, Investor A Shares returned 16.82%, Class K Shares returned 16.97%, and Investor P Shares returned 16.80%. The benchmark Russell 2000® Index returned 16.98% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure growth dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s months end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2019 (continued)	iShares Russell 2000 Small-Cap Index Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.95%	(3.30)%	N/A	7.06%	N/A	13.36%	N/A
Investor A	16.82	(3.54)	N/A	6.82	N/A	13.09	N/A
Class K	16.97	(3.30)	N/A	7.12	N/A	13.42	N/A
Investor P	16.80	(3.57)	(8.63)%	6.79	5.64%	13.08	12.47%
Russell 2000® Index(c)	16.98	(3.31)	N/A	7.06	N/A	13.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

A subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,169.50	$0.65	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	1,000.00	1,168.20	1.99	1,000.00	1,022.96	1.86	0.37
Class K	1,000.00	1,169.70	0.38	1,000.00	1,024.45	0.35	0.07
Investor P	1,000.00	1,168.00	1.94	1,000.00	1,023.01	1.81	0.36

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 31, 2011 is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with each Fund’s distributor to offer such shares.

Investor P Share performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager and/or Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.1%

Australia — 7.2%
AGL Energy Ltd.	378,475	$5,322,667
Alumina Ltd.	1,342,980	2,204,427
AMP Ltd.	1,645,230	2,454,161
APA Group(a)	662,693	5,025,405
Aristocrat Leisure Ltd.	328,601	7,103,095
ASX Ltd.	110,519	6,403,137
Aurizon Holdings Ltd.	1,155,511	4,386,515
AusNet Services	942,041	1,241,483
Australia & New Zealand Banking Group Ltd.	1,611,997	31,997,062
Bank of Queensland Ltd.	227,395	1,522,685
Bendigo & Adelaide Bank Ltd.	283,674	2,308,961
BGP Holdings PLC(b)	966,939	11
BHP Group Ltd.	1,655,856	48,133,319
BHP Group PLC	1,187,191	30,361,644
BlueScope Steel Ltd.	312,962	2,661,100
Boral Ltd.	736,859	2,657,416
Brambles Ltd.	855,134	7,744,607
Caltex Australia Ltd.	143,810	2,503,328
Challenger Ltd.	324,301	1,513,723
CIMIC Group Ltd.	57,364	1,803,835
Coca-Cola Amatil Ltd.	283,247	2,033,435
Cochlear Ltd.	34,076	4,961,323
Coles Group Ltd.(c)	660,728	6,203,664
Commonwealth Bank of Australia	995,047	57,900,309
Computershare Ltd.	264,950	3,021,681
Crown Resorts Ltd.	197,126	1,722,967
CSL Ltd.	254,607	38,553,549
Dexus	596,746	5,443,916
Domino’s Pizza Enterprises Ltd.	28,951	765,113
Flight Centre Travel Group Ltd.	29,652	864,975
Fortescue Metals Group Ltd.	874,595	5,562,058
Goodman Group	917,621	9,699,053
GPT Group	1,037,703	4,483,758
Harvey Norman Holdings Ltd.	355,199	1,016,429
Incitec Pivot Ltd.	774,550	1,856,342
Insurance Australia Group Ltd.	1,299,034	7,542,141
Lendlease Group(a)	329,705	3,012,818
Macquarie Group Ltd.	178,974	15,786,584
Medibank Pvt Ltd.	1,507,516	3,699,002
Mirvac Group	2,058,525	4,531,501
National Australia Bank Ltd.	1,536,905	28,869,348
Newcrest Mining Ltd.	431,833	9,701,649
Oil Search Ltd.	806,582	4,022,293
Orica Ltd.	209,914	2,990,870
Origin Energy Ltd.	990,000	5,090,684
QBE Insurance Group Ltd.	710,303	5,909,126
Ramsay Health Care Ltd.	79,517	4,036,961
REA Group Ltd.	30,619	2,068,403
Santos Ltd.	944,227	4,714,094
Scentre Group	3,033,421	8,186,529
SEEK Ltd.	187,504	2,790,863
Sonic Healthcare Ltd.	234,572	4,469,525
South32 Ltd.	2,856,137	6,402,427
Stockland	1,393,852	4,086,832
Suncorp Group Ltd.	750,210	7,104,172
Sydney Airport(a)	633,222	3,577,377
Tabcorp Holdings Ltd.	1,107,568	3,460,496
Telstra Corp. Ltd.	2,388,727	6,459,363
TPG Telecom Ltd.	183,755	831,645
Transurban Group(a)	1,474,937	15,272,095
Treasury Wine Estates Ltd.	403,959	4,242,575
Vicinity Centres	1,836,358	3,161,681

Security	Shares	Value

Australia (continued)
Washington H Soul Pattinson & Co. Ltd.	71,770	$1,109,796
Wesfarmers Ltd.	629,777	16,009,054
Westpac Banking Corp.	1,930,691	38,479,147
Woodside Petroleum Ltd.	513,200	13,162,838
Woolworths Group Ltd.	707,495	16,520,850
WorleyParsons Ltd.	174,357	1,812,490

		570,552,382

Austria — 0.2%
ANDRITZ AG	40,926	1,540,816
Erste Group Bank AG(c)	160,120	5,937,913
OMV AG	81,581	3,976,639
Raiffeisen Bank International AG	90,008	2,113,447
Verbund AG	37,315	1,954,774
voestalpine AG	66,795	2,064,953

		17,588,542

Belgium — 1.0%
Ageas	98,207	5,110,723
Anheuser-Busch InBev SA	423,220	37,450,893
Colruyt SA	35,009	2,032,410
Groupe Bruxelles Lambert SA	44,109	4,333,761
KBC Group NV	140,265	9,204,932
Proximus SADP	88,638	2,619,676
Solvay SA	41,659	4,326,315
Telenet Group Holding NV	24,777	1,380,637
UCB SA	70,731	5,869,935
Umicore SA	118,614	3,806,516

		76,135,798

Canada — 0.0%
Barrick Gold Corp.	1	14

Chile — 0.0%
Antofagasta PLC	239,228	2,825,790

China — 0.0%
BeiGene Ltd., ADR(c)	19,003	2,355,422
Yangzijiang Shipbuilding Holdings Ltd.	1,271,583	1,440,664

		3,796,086

Denmark — 1.7%
AP Moeller — Maersk A/S, Class A	2,194	2,551,517
AP Moeller — Maersk A/S, Class B	3,454	4,297,871
Carlsberg A/S, Class B	60,128	7,978,815
Chr Hansen Holding A/S	57,231	5,385,727
Coloplast A/S, Class B	66,273	7,491,417
Danske Bank A/S	404,540	6,409,246
Demant A/S(c)	56,892	1,770,769
DSV A/S	100,312	9,877,715
Genmab A/S(c)	34,568	6,356,280
H Lundbeck A/S	38,865	1,539,412
ISS A/S	94,429	2,854,850
Novo Nordisk A/S, Class B	966,781	49,380,463
Novozymes A/S, Class B	127,575	5,948,416
Orsted A/S(d)	101,611	8,790,260
Pandora A/S	57,850	2,057,841
Tryg A/S	69,513	2,261,984
Vestas Wind Systems A/S	109,840	9,515,846

		134,468,429

Finland — 1.1%
Elisa OYJ	81,442	3,973,797
Fortum OYJ	249,675	5,518,221
Kone OYJ, Class B	185,988	10,983,210
Metso OYJ	61,551	2,422,413
Neste OYJ	237,617	8,078,369
Nokia OYJ	3,121,653	15,548,308

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nokian Renkaat OYJ(c)	69,692	$2,176,506
Nordea Bank Abp	1,707,351	12,397,399
Orion OYJ, Class B	64,426	2,362,558
Sampo OYJ, Class A	251,600	11,876,634
Stora Enso OYJ, Class R	322,171	3,791,204
UPM-Kymmene OYJ	300,012	7,982,430
Wartsila OYJ	255,300	3,706,908

		90,817,957

France — 11.0%
Accor SA	103,173	4,428,756
Aeroports de Paris	16,802	2,964,426
Air Liquide SA	240,763	33,675,137
Airbus SE	327,296	46,319,445
Alstom SA	91,157	4,225,176
Amundi SA(d)	35,766	2,497,174
Arkema SA	40,144	3,731,964
Atos SE	54,004	4,511,873
AXA SA	1,081,126	28,392,214
BioMerieux	24,926	2,065,332
BNP Paribas SA	632,258	29,972,359
Bollore SA	512,662	2,262,080
Bouygues SA	123,651	4,579,165
Bureau Veritas SA	150,857	3,723,577
Capgemini SE	87,612	10,893,069
Carrefour SA(e)	334,673	6,461,853
Casino Guichard-Perrachon SA(e)	30,282	1,033,010
Cie de Saint-Gobain	274,732	10,728,218
Cie Generale des Etablissements Michelin SCA	93,790	11,858,942
CNP Assurances	95,438	2,166,286
Covivio	25,616	2,681,228
Credit Agricole SA	644,487	7,690,476
Danone SA	346,561	29,344,082
Dassault Aviation SA	1,507	2,166,003
Dassault Systemes SE	72,146	11,507,671
Edenred	137,833	7,024,591
Eiffage SA	43,867	4,335,351
Electricite de France SA	352,562	4,445,051
Engie SA	1,026,651	15,567,607
EssilorLuxottica SA	157,820	20,567,399
Eurazeo SE	22,563	1,572,240
Eutelsat Communications SA	102,400	1,912,432
Faurecia SA	44,364	2,057,685
Gecina SA	24,832	3,715,920
Getlink SE	247,128	3,958,617
Hermes International	17,551	12,652,493
ICADE	15,918	1,458,889
Iliad SA	16,087	1,806,529
Imerys SA	18,092	959,086
Ingenico Group SA	36,396	3,221,094
Ipsen SA	20,858	2,844,941
JCDecaux SA	41,710	1,263,028
Kering SA	42,617	25,153,533
Klepierre SA	114,854	3,847,939
L’Oreal SA	141,735	40,299,233
Legrand SA	149,971	10,964,202
LVMH Moet Hennessy Louis Vuitton SE	156,131	66,375,258
Natixis SA	521,201	2,098,659
Orange SA	1,105,114	17,431,072
Pernod Ricard SA	117,940	21,721,767
Peugeot SA	320,771	7,894,960
Publicis Groupe SA	119,010	6,281,447
Remy Cointreau SA	12,568	1,812,108
Renault SA	108,046	6,792,881
Safran SA	183,826	26,892,231

Security	Shares	Value

France (continued)
Sanofi	633,370	$54,737,306
Sartorius Stedim Biotech	14,800	2,333,711
Schneider Electric SE	309,254	27,982,193
SCOR SE	95,004	4,164,863
SEB SA	13,497	2,428,141
SES SA	204,330	3,194,726
Societe BIC SA	15,185	1,156,719
Societe Generale SA	424,791	10,721,462
Sodexo SA(e)	49,852	5,827,394
Suez	211,450	3,051,181
Teleperformance	33,554	6,722,780
Thales SA	59,767	7,382,545
TOTAL SA	1,335,410	74,908,163
UbiSoft Entertainment SA(c)	45,767	3,579,370
Unibail-Rodamco-Westfield	76,809	11,506,982
Valeo SA	135,046	4,396,548
Veolia Environnement SA	307,705	7,492,733
Vinci SA	282,069	28,806,472
Vivendi SA	513,557	14,093,375
Wendel SA	15,780	2,151,238
Worldline SA(c)(d)	45,645	3,316,310

		876,761,971

Germany — 8.1%
1&1 Drillisch AG	30,970	1,033,370
adidas AG	101,388	31,366,414
Allianz SE, Registered Shares	238,588	57,541,729
Aroundtown SA	466,160	3,845,908
Axel Springer SE(e)	29,432	2,073,289
BASF SE	516,275	37,558,604
Bayer AG, Registered Shares	524,185	36,357,628
Bayerische Motoren Werke AG	186,109	13,756,695
Beiersdorf AG	57,411	6,883,927
Brenntag AG	86,844	4,261,215
Carl Zeiss Meditec AG, Bearer Shares	22,606	2,229,637
Commerzbank AG	560,075	4,022,077
Continental AG	60,493	8,808,925
Covestro AG(d)	109,653	5,582,385
Daimler AG, Registered Shares	511,150	28,507,765
Delivery Hero SE(c)(d)	54,760	2,485,683
Deutsche Bank AG, Registered Shares	1,071,838	8,265,013
Deutsche Boerse AG	106,799	15,076,809
Deutsche Lufthansa AG, Registered Shares	132,677	2,274,855
Deutsche Post AG, Registered Shares	549,441	18,074,850
Deutsche Telekom AG, Registered Shares	1,873,483	32,457,414
Deutsche Wohnen SE, Bearer Shares	200,636	7,351,926
E.ON SE	1,222,572	13,265,046
Evonik Industries AG	99,930	2,911,745
Fraport AG Frankfurt Airport Services Worldwide	25,396	2,185,967
Fresenius Medical Care AG & Co. KGaA	124,037	9,741,021
Fresenius SE & Co. KGaA	234,477	12,732,100
GEA Group AG	93,223	2,645,725
Hannover Rueck SE	33,894	5,480,435
HeidelbergCement AG	83,647	6,769,163
Henkel AG & Co. KGaA	60,555	5,565,443
HOCHTIEF AG	13,110	1,596,523
HUGO BOSS AG	38,354	2,556,134
Infineon Technologies AG	702,415	12,481,690
Innogy SE(d)	5,909	280,187
Innogy SE	76,828	3,289,147
KION Group AG	41,288	2,611,089
Knorr-Bremse AG	27,162	3,026,820
LANXESS AG	47,059	2,794,810
Merck KGaA	70,011	7,312,736
METRO AG	106,728	1,950,213

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
MTU Aero Engines AG	29,685	$7,080,184
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	83,059	20,819,370
Puma SE	49,230	3,283,194
RWE AG	291,263	7,187,084
SAP SE	552,431	75,733,783
Siemens AG, Registered Shares	430,005	51,194,390
Siemens Healthineers AG(d)	84,315	3,552,861
Symrise AG	69,319	6,674,738
Telefonica Deutschland Holding AG	413,626	1,155,611
Thyssenkrupp AG	242,406	3,539,309
TUI AG	257,835	2,531,574
Uniper SE	114,345	3,464,871
United Internet AG, Registered Shares	69,690	2,296,013
Volkswagen AG	18,074	3,100,168
Vonovia SE(e)	269,047	12,852,325
Wirecard AG	63,921	10,790,910
Zalando SE(c)(d)(e)	65,443	2,897,597

		647,166,094

Hong Kong — 3.9%
AIA Group Ltd.	6,788,483	73,308,138
ASM Pacific Technology Ltd.(e)	176,583	1,810,399
Bank of East Asia Ltd.	758,187	2,120,195
BOC Hong Kong Holdings Ltd.	2,104,034	8,283,891
CK Asset Holdings Ltd.	1,434,589	11,238,679
CK Hutchison Holdings Ltd.	1,488,617	14,683,334
CK Infrastructure Holdings Ltd.	385,344	3,140,663
CLP Holdings Ltd.	925,761	10,201,691
Dairy Farm International Holdings Ltd.	188,420	1,346,803
Galaxy Entertainment Group Ltd.	1,337,058	8,994,385
Hang Lung Properties Ltd.	1,174,565	2,794,304
Hang Seng Bank Ltd.	433,648	10,793,708
Henderson Land Development Co. Ltd.	847,774	4,674,052
HK Electric Investments & HK Electric Investments Ltd.(a)	1,383,116	1,416,456
HKT Trust & HKT Ltd.(a)	2,111,417	3,351,584
Hong Kong & China Gas Co. Ltd.	5,633,893	12,489,808
Hong Kong Exchanges & Clearing Ltd.	659,943	23,322,442
Hongkong Land Holdings Ltd.	655,993	4,228,346
Hysan Development Co. Ltd.	345,897	1,787,302
Jardine Matheson Holdings Ltd.	124,686	7,864,320
Jardine Strategic Holdings Ltd.	120,586	4,601,227
Kerry Properties Ltd.	362,920	1,524,452
Link REIT	1,172,943	14,433,540
Melco Resorts & Entertainment Ltd. — ADR	144,029	3,128,310
MGM China Holdings Ltd.	486,937	827,209
MTR Corp. Ltd.	862,533	5,809,884
New World Development Co. Ltd.	3,440,296	5,381,202
NWS Holdings Ltd.	789,895	1,624,631
PCCW Ltd.	2,244,959	1,295,513
Power Assets Holdings Ltd.	784,618	5,644,575
Sands China Ltd.	1,362,460	6,508,564
Shangri-La Asia Ltd.	622,517	783,983
Sino Land Co. Ltd.	1,901,975	3,189,759
SJM Holdings Ltd.	1,195,053	1,358,929
Sun Hung Kai Properties Ltd.	882,088	14,964,677
Swire Pacific Ltd., Class A	290,200	3,565,761
Swire Properties Ltd.	681,736	2,756,064
Techtronic Industries Co. Ltd.	774,131	5,930,483
Vitasoy International Holdings Ltd.	418,000	2,010,151
WH Group Ltd.(d)	4,661,107	4,728,194
Wharf Holdings Ltd.	734,231	1,945,966
Wharf Real Estate Investment Co. Ltd.	712,939	5,024,379
Wheelock & Co. Ltd.	460,306	3,305,276
Wynn Macau Ltd.	933,275	2,089,272

Security	Shares	Value

Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	388,483	$1,065,539

		311,348,040

Ireland — 0.7%
AerCap Holdings NV(c)	72,791	3,785,860
AIB Group PLC	474,475	1,940,134
Bank of Ireland Group PLC	558,940	2,924,162
CRH PLC	460,876	15,064,753
DCC PLC	57,252	5,107,527
James Hardie Industries PLC	245,504	3,231,858
Kerry Group PLC, Class A	85,400	10,196,377
Kingspan Group PLC	84,800	4,605,310
Paddy Power Betfair PLC	43,531	3,273,871
Smurfit Kappa Group PLC	131,003	3,969,711

		54,099,563

Isle of Man — 0.0%
GVC Holdings PLC	305,399	2,531,579

Israel — 0.6%
Azrieli Group Ltd.	22,414	1,504,041
Bank Hapoalim BM(c)	614,570	4,563,934
Bank Leumi Le-Israel BM	861,643	6,227,994
Check Point Software Technologies Ltd.(c)(e)	70,246	8,121,140
CyberArk Software Ltd.(c)(e)	20,890	2,670,578
Elbit Systems Ltd.	13,681	2,041,228
Israel Chemicals Ltd.	413,828	2,177,133
Israel Discount Bank Ltd., Series A	653,776	2,665,706
Mizrahi Tefahot Bank Ltd.(c)	80,585	1,861,527
NICE Ltd.(c)	35,914	4,916,468
Teva Pharmaceutical Industries Ltd. — ADR(c)	543,996	5,021,083
Wix.com Ltd.(c)	24,497	3,481,024

		45,251,856

Italy — 2.0%
Assicurazioni Generali SpA	651,471	12,265,617
Atlantia SpA	278,503	7,262,338
Davide Campari-Milano SpA	335,332	3,285,132
Enel SpA	4,517,559	31,513,353
Eni SpA	1,412,992	23,494,269
Ferrari NV	69,634	11,290,424
FinecoBank Banca Fineco SpA	290,700	3,242,897
Intesa Sanpaolo SpA	8,387,129	17,955,178
Leonardo SpA	210,623	2,672,075
Mediobanca Banca di Credito Finanziario SpA	355,251	3,663,276
Moncler SpA	102,629	4,398,816
Pirelli & C SpA(d)	246,823	1,456,962
Poste Italiane SpA(d)	286,108	3,014,919
Prysmian SpA	144,820	2,992,229
Recordati SpA	58,724	2,447,634
Snam SpA	1,271,803	6,326,994
Telecom Italia SpA(c)	6,699,588	3,657,672
Telecom Italia SpA, Non-Convertible Savings Shares	3,732,716	1,935,433
Terna Rete Elettrica Nazionale SpA	814,006	5,186,536
UniCredit SpA	1,114,850	13,722,500

		161,784,254

Japan — 23.4%
ABC-Mart, Inc.	21,135	1,378,356
Acom Co. Ltd.	200,154	722,304
Advantest Corp.	112,100	3,086,211
Aeon Co. Ltd.	343,046	5,903,627
AEON Financial Service Co. Ltd.	73,858	1,192,057
Aeon Mall Co. Ltd.	58,255	877,785
AGC, Inc.	102,248	3,542,061
Air Water, Inc.	81,316	1,396,061
Aisin Seiki Co. Ltd.	94,146	3,247,579

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ajinomoto Co., Inc.	249,454	$4,327,713
Alfresa Holdings Corp.	104,251	2,578,242
Alps Alpine Co. Ltd.	115,828	1,961,615
Amada Holdings Co. Ltd.	203,549	2,300,761
ANA Holdings, Inc.	69,211	2,294,085
Aozora Bank Ltd.	69,458	1,670,094
Asahi Group Holdings Ltd.	206,402	9,291,942
Asahi Intecc Co. Ltd.	112,200	2,773,484
Asahi Kasei Corp.	677,268	7,240,372
Astellas Pharma, Inc.	1,057,243	15,066,519
Bandai Namco Holdings, Inc.	112,504	5,459,216
Bank of Kyoto Ltd.	30,641	1,187,949
Benesse Holdings, Inc.	46,994	1,096,716
Bridgestone Corp.	338,341	13,347,190
Brother Industries Ltd.	117,763	2,230,592
Calbee, Inc.	46,523	1,256,488
Canon, Inc.	555,648	16,271,071
Casio Computer Co. Ltd.	113,681	1,417,374
Central Japan Railway Co.	79,640	15,968,453
Chiba Bank Ltd.	378,870	1,855,315
Chubu Electric Power Co., Inc.	348,411	4,894,243
Chugai Pharmaceutical Co. Ltd.	121,010	7,925,283
Chugoku Electric Power Co., Inc.	162,421	2,048,251
Coca-Cola Bottlers Japan Holdings, Inc.	80,411	2,039,554
Concordia Financial Group Ltd.	590,670	2,204,476
Credit Saison Co. Ltd.	80,840	948,758
CyberAgent, Inc.	62,329	2,271,399
Dai Nippon Printing Co. Ltd.	142,368	3,040,581
Dai-ichi Life Holdings, Inc.	607,100	9,185,262
Daicel Corp.	141,756	1,263,321
Daifuku Co. Ltd.	56,676	3,201,242
Daiichi Sankyo Co. Ltd.	318,854	16,722,460
Daikin Industries Ltd.	140,068	18,340,355
Daito Trust Construction Co. Ltd.	40,370	5,148,425
Daiwa House Industry Co. Ltd.	308,076	9,002,195
Daiwa House REIT Investment Corp.	1,019	2,459,701
Daiwa Securities Group, Inc.	921,052	4,043,824
Denso Corp.	243,590	10,271,237
Dentsu, Inc.	121,582	4,252,143
Disco Corp.	16,159	2,666,489
East Japan Railway Co.	169,644	15,886,097
Eisai Co. Ltd.	137,115	7,771,159
Electric Power Development Co. Ltd.	87,687	1,995,424
FamilyMart UNY Holdings Co. Ltd.	142,468	3,401,356
FANUC Corp.	107,651	20,002,924
Fast Retailing Co. Ltd.	33,041	19,999,668
Fuji Electric Co. Ltd.	70,994	2,460,419
FUJIFILM Holdings Corp.	216,908	11,012,375
Fujitsu Ltd.	110,504	7,722,708
Fukuoka Financial Group, Inc.	85,893	1,572,993
GMO Payment Gateway, Inc.	23,000	1,589,475
Hakuhodo DY Holdings, Inc.	136,792	2,310,508
Hamamatsu Photonics KK	79,087	3,089,684
Hankyu Hanshin Holdings, Inc.	128,863	4,623,896
Hikari Tsushin, Inc.	11,406	2,491,829
Hino Motors Ltd.	129,621	1,094,030
Hirose Electric Co. Ltd.	18,292	2,046,838
Hisamitsu Pharmaceutical Co., Inc.	33,841	1,341,143
Hitachi Chemical Co. Ltd.	50,405	1,373,823
Hitachi Construction Machinery Co. Ltd.	61,505	1,609,073
Hitachi High-Technologies Corp.	37,917	1,949,282
Hitachi Ltd.	533,713	19,636,748
Hitachi Metals Ltd.	112,686	1,277,822
Honda Motor Co. Ltd.	916,835	23,708,225

Security	Shares	Value

Japan (continued)
Hoshizaki Corp.	32,865	$2,450,784
Hoya Corp.	210,878	16,206,856
Hulic Co. Ltd.	176,467	1,420,688
Idemitsu Kosan Co. Ltd.	114,300	3,457,001
IHI Corp.	89,140	2,154,970
Iida Group Holdings Co. Ltd.	81,722	1,323,067
Inpex Corp.	583,000	5,283,915
Isetan Mitsukoshi Holdings Ltd.	177,308	1,439,311
Isuzu Motors Ltd.	309,382	3,533,475
ITOCHU Corp.	757,273	14,507,095
Itochu Techno-Solutions Corp.	53,900	1,385,675
J. Front Retailing Co. Ltd.	137,968	1,585,015
Japan Airlines Co. Ltd.	64,762	2,066,925
Japan Airport Terminal Co. Ltd.	30,512	1,304,963
Japan Exchange Group, Inc.	291,736	4,646,421
Japan Post Bank Co. Ltd.	242,000	2,459,110
Japan Post Holdings Co. Ltd.	885,829	10,032,017
Japan Prime Realty Investment Corp.	463	2,006,643
Japan Real Estate Investment Corp.	758	4,613,806
Japan Retail Fund Investment Corp.	1,435	2,902,435
Japan Tobacco, Inc.	673,941	14,856,128
JFE Holdings, Inc.	279,612	4,117,231
JGC Corp.	125,057	1,710,904
JSR Corp.	109,128	1,728,624
JTEKT Corp.	114,233	1,388,986
JXTG Holdings, Inc.	1,808,063	9,011,206
Kajima Corp.	258,577	3,556,586
Kakaku.com, Inc.	77,116	1,491,457
Kamigumi Co. Ltd.	60,911	1,444,424
Kaneka Corp.	24,612	927,939
Kansai Electric Power Co., Inc.	395,751	4,536,641
Kansai Paint Co. Ltd.	105,575	2,218,773
Kao Corp.	271,407	20,709,522
Kawasaki Heavy Industries Ltd.	80,716	1,903,621
KDDI Corp.	984,475	25,051,612
Keihan Holdings Co. Ltd.	58,329	2,544,884
Keikyu Corp.	135,739	2,340,523
Keio Corp.	59,229	3,903,386
Keisei Electric Railway Co. Ltd.	78,787	2,873,753
Keyence Corp.	54,690	33,728,550
Kikkoman Corp.	84,364	3,678,800
Kintetsu Group Holdings Co. Ltd.	96,498	4,626,342
Kirin Holdings Co. Ltd.	462,355	9,983,403
Kobayashi Pharmaceutical Co. Ltd.	28,665	2,056,554
Kobe Steel Ltd.	159,262	1,045,347
Koito Manufacturing Co. Ltd.	59,247	3,170,690
Komatsu Ltd.	511,954	12,429,117
Konami Holdings Corp.	54,699	2,572,973
Konica Minolta, Inc.	276,077	2,689,979
Kose Corp.	17,459	2,946,762
Kubota Corp.	564,289	9,427,298
Kuraray Co. Ltd.	195,314	2,339,704
Kurita Water Industries Ltd.	54,729	1,363,564
Kyocera Corp.	176,100	11,538,718
Kyowa Hakko Kirin Co. Ltd.	143,497	2,589,193
Kyushu Electric Power Co., Inc.	227,831	2,238,292
Kyushu Railway Co.	88,746	2,588,962
Lawson, Inc.	29,288	1,407,048
LINE Corp.(c)	38,670	1,087,614
Lion Corp.	123,539	2,304,655
LIXIL Group Corp.	163,427	2,592,445
M3, Inc.	243,313	4,464,999
Makita Corp.	125,939	4,299,869
Marubeni Corp.	898,164	5,961,792

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Marui Group Co. Ltd.	115,951	$2,364,603
Maruichi Steel Tube Ltd.	37,300	1,038,033
Mazda Motor Corp.	323,398	3,347,621
McDonald’s Holdings Co. Japan Ltd.(e)	37,494	1,654,219
Mebuki Financial Group, Inc.	521,586	1,362,968
Medipal Holdings Corp.	103,098	2,280,376
MEIJI Holdings Co. Ltd.	69,134	4,943,149
Mercari, Inc.(c)	41,700	1,110,838
MINEBEA MITSUMI, Inc.	223,008	3,799,512
MISUMI Group, Inc.	164,756	4,152,976
Mitsubishi Chemical Holdings Corp.	740,509	5,184,530
Mitsubishi Corp.	750,697	19,837,445
Mitsubishi Electric Corp.	1,007,321	13,316,865
Mitsubishi Estate Co. Ltd.	650,082	12,115,873
Mitsubishi Gas Chemical Co., Inc.	94,393	1,262,543
Mitsubishi Heavy Industries Ltd.	170,705	7,444,795
Mitsubishi Materials Corp.	60,176	1,714,338
Mitsubishi Motors Corp.	410,516	1,971,749
Mitsubishi Tanabe Pharma Corp.	142,539	1,586,268
Mitsubishi UFJ Financial Group, Inc.	6,908,870	32,906,774
Mitsubishi UFJ Lease & Finance Co. Ltd.	206,473	1,097,185
Mitsui & Co. Ltd.	919,400	15,007,271
Mitsui Chemicals, Inc.	100,751	2,503,105
Mitsui Fudosan Co. Ltd.	501,520	12,189,035
Mitsui OSK Lines Ltd.	63,934	1,535,246
Mizuho Financial Group, Inc.	13,398,712	19,483,408
MonotaRO Co. Ltd.	64,600	1,582,457
MS&AD Insurance Group Holdings, Inc.	267,824	8,513,164
Murata Manufacturing Co. Ltd.	300,325	13,520,851
Nabtesco Corp.	66,992	1,871,555
Nagoya Railroad Co. Ltd.	99,951	2,768,041
NEC Corp.	145,874	5,756,340
Nexon Co. Ltd.(c)	257,748	3,765,605
NGK Insulators Ltd.	147,268	2,153,686
NGK Spark Plug Co. Ltd.	92,964	1,748,966
NH Foods Ltd.	56,276	2,412,824
Nidec Corp.	124,210	17,058,374
Nikon Corp.	176,762	2,513,485
Nintendo Co. Ltd.	62,982	23,108,008
Nippon Building Fund, Inc.	699	4,787,854
Nippon Electric Glass Co. Ltd.	44,547	1,132,214
Nippon Express Co. Ltd.	40,570	2,162,380
Nippon Paint Holdings Co. Ltd.	81,316	3,165,686
Nippon Prologis REIT, Inc.	1,077	2,487,720
Nippon Steel Corp.	454,056	7,814,317
Nippon Telegraph & Telephone Corp.	357,516	16,656,553
Nippon Yusen KK	84,722	1,363,541
Nissan Chemical Corp.	74,411	3,361,744
Nissan Motor Co. Ltd.	1,279,715	9,165,914
Nisshin Seifun Group, Inc.	111,173	2,539,057
Nissin Foods Holdings Co. Ltd.	35,841	2,311,807
Nitori Holdings Co. Ltd.	45,023	5,974,652
Nitto Denko Corp.	92,826	4,594,562
Nomura Holdings, Inc.	1,873,618	6,632,936
Nomura Real Estate Holdings, Inc.	67,458	1,452,978
Nomura Real Estate Master Fund, Inc.	2,267	3,486,367
Nomura Research Institute Ltd.	192,963	3,103,085
NSK Ltd.	203,385	1,817,921
NTT Data Corp.	354,717	4,736,201
NTT DOCOMO, Inc.	739,315	17,249,632
Obayashi Corp.	374,234	3,696,946
Obic Co. Ltd.	36,794	4,181,461
Odakyu Electric Railway Co. Ltd.	164,985	4,043,044
Oji Holdings Corp.	482,026	2,792,186

Security	Shares	Value

Japan (continued)
Olympus Corp.	660,712	$7,352,988
Omron Corp.	108,228	5,676,133
Ono Pharmaceutical Co. Ltd.	216,131	3,885,987
Oracle Corp. Japan	21,035	1,540,105
Oriental Land Co. Ltd.	111,104	13,783,351
ORIX Corp.	730,100	10,911,266
Osaka Gas Co. Ltd.	210,808	3,679,014
Otsuka Corp.	58,782	2,370,503
Otsuka Holdings Co. Ltd.	219,455	7,171,066
Pan Pacific International Holdings Corp.	66,934	4,255,629
Panasonic Corp.	1,240,957	10,365,905
Park24 Co. Ltd.	61,076	1,425,977
PeptiDream, Inc.(c)	52,300	2,686,230
Persol Holdings Co. Ltd.	104,475	2,463,111
Pigeon Corp.	67,000	2,701,832
Pola Orbis Holdings, Inc.	50,723	1,421,364
Rakuten, Inc.	486,400	5,814,980
Recruit Holdings Co. Ltd.	666,794	22,325,521
Renesas Electronics Corp.(c)	505,408	2,514,285
Resona Holdings, Inc.	1,196,799	4,992,551
Ricoh Co. Ltd.	391,381	3,915,450
Rinnai Corp.	17,835	1,136,109
Rohm Co. Ltd.	54,500	3,671,986
Ryohin Keikaku Co. Ltd.	13,506	2,447,079
Sankyo Co. Ltd.	28,665	1,039,337
Santen Pharmaceutical Co. Ltd.	215,149	3,576,879
SBI Holdings, Inc.	140,397	3,487,211
Secom Co. Ltd.	118,057	10,172,947
Sega Sammy Holdings, Inc.	91,332	1,111,938
Seibu Holdings, Inc.	130,751	2,182,715
Seiko Epson Corp.	158,703	2,514,523
Sekisui Chemical Co. Ltd.	209,278	3,151,145
Sekisui House Ltd.	352,499	5,807,986
Seven & i Holdings Co. Ltd.	418,459	14,177,969
Seven Bank Ltd.	304,840	798,893
SG Holdings Co. Ltd.	56,952	1,619,392
Sharp Corp.(e)	124,369	1,371,882
Shimadzu Corp.	129,363	3,184,668
Shimamura Co. Ltd.	10,430	780,852
Shimano, Inc.	39,470	5,881,440
Shimizu Corp.	305,206	2,541,197
Shin-Etsu Chemical Co. Ltd.	201,726	18,873,861
Shinsei Bank Ltd.	81,011	1,260,720
Shionogi & Co. Ltd.	154,821	8,945,996
Shiseido Co. Ltd.	224,678	16,993,895
Shizuoka Bank Ltd.	232,201	1,714,731
Showa Denko KK	75,087	2,222,063
SMC Corp.	31,541	11,823,926
Softbank Corp.	922,400	11,982,759
SoftBank Group Corp.	928,100	44,702,222
Sohgo Security Services Co. Ltd.	41,947	1,938,882
Sompo Holdings, Inc.	178,342	6,898,549
Sony Corp.	713,868	37,513,726
Sony Financial Holdings, Inc.	103,693	2,495,392
Stanley Electric Co. Ltd.	71,734	1,768,746
Subaru Corp.	334,946	8,154,978
Sumco Corp.	137,815	1,642,760
Sumitomo Chemical Co. Ltd.	835,360	3,889,722
Sumitomo Corp.	610,140	9,266,850
Sumitomo Dainippon Pharma Co. Ltd.	87,093	1,658,045
Sumitomo Electric Industries Ltd.	423,980	5,580,683
Sumitomo Heavy Industries Ltd.	59,082	2,041,159
Sumitomo Metal Mining Co. Ltd.	130,815	3,921,382
Sumitomo Mitsui Financial Group, Inc.	747,227	26,485,956

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	186,526	$6,776,791
Sumitomo Realty & Development Co. Ltd.	200,749	7,181,745
Sumitomo Rubber Industries Ltd.	86,904	1,006,545
Sundrug Co. Ltd.	40,423	1,096,298
Suntory Beverage & Food Ltd.	81,640	3,549,867
Suzuken Co. Ltd.	43,470	2,554,449
Suzuki Motor Corp.	193,219	9,090,199
Sysmex Corp.	93,822	6,137,844
T&D Holdings, Inc.	307,906	3,351,099
Taiheiyo Cement Corp.	66,587	2,021,627
Taisei Corp.	119,910	4,367,903
Taisho Pharmaceutical Holdings Co. Ltd.	21,700	1,671,461
Taiyo Nippon Sanso Corp.	70,193	1,494,471
Takeda Pharmaceutical Co. Ltd.	834,108	29,671,571
TDK Corp.	72,858	5,675,193
Teijin Ltd.	104,551	1,786,209
Terumo Corp.	332,906	9,945,047
THK Co. Ltd.	69,758	1,677,923
Tobu Railway Co. Ltd.	108,198	3,157,693
Toho Co. Ltd.	68,282	2,909,092
Toho Gas Co. Ltd.	39,623	1,460,995
Tohoku Electric Power Co., Inc.	244,290	2,471,948
Tokio Marine Holdings, Inc.	359,787	18,052,428
Tokyo Century Corp.	23,512	994,962
Tokyo Electric Power Co. Holdings, Inc.(c)	827,812	4,323,714
Tokyo Electron Ltd.	88,193	12,395,998
Tokyo Gas Co. Ltd.	216,255	5,097,553
Tokyu Corp.	283,265	5,029,297
Tokyu Fudosan Holdings Corp.	366,873	2,030,354
Toppan Printing Co. Ltd.	140,700	2,139,524
Toray Industries, Inc.	802,914	6,100,116
Toshiba Corp.	359,670	11,212,624
Tosoh Corp.	156,174	2,202,824
TOTO Ltd.	78,687	3,116,183
Toyo Seikan Group Holdings Ltd.	86,693	1,723,699
Toyo Suisan Kaisha Ltd.	50,123	2,066,016
Toyoda Gosei Co. Ltd.	41,517	811,381
Toyota Industries Corp.	84,400	4,654,884
Toyota Motor Corp.	1,283,909	79,684,299
Toyota Tsusho Corp.	124,081	3,769,185
Trend Micro, Inc.	69,334	3,098,113
Tsuruha Holdings, Inc.	21,835	2,025,051
Unicharm Corp.	226,802	6,837,750
United Urban Investment Corp.	1,678	2,812,569
USS Co. Ltd.	119,363	2,358,018
Welcia Holdings Co. Ltd.	31,400	1,281,092
West Japan Railway Co.	91,940	7,441,208
Yahoo! Japan Corp.	1,667,627	4,905,400
Yakult Honsha Co. Ltd.	67,582	3,988,605
Yamada Denki Co. Ltd.	351,092	1,553,820
Yamaha Corp.	79,364	3,777,521
Yamaha Motor Co. Ltd.	158,427	2,823,784
Yamato Holdings Co. Ltd.	177,562	3,619,339
Yamazaki Baking Co. Ltd.	69,658	1,054,671
Yaskawa Electric Corp.	139,645	4,775,439
Yokogawa Electric Corp.	136,463	2,685,951
Yokohama Rubber Co. Ltd.	70,329	1,294,886
ZOZO, Inc.(e)	124,851	2,343,073

		1,866,585,511

Luxembourg — 0.2%
ArcelorMittal	364,121	6,513,385
Eurofins Scientific SE	6,331	2,793,624
RTL Group SA	20,603	1,054,508

Security	Shares	Value

Luxembourg (continued)
Tenaris SA	271,082	$3,555,456

		13,916,973

Mexico — 0.0%
Fresnillo PLC	119,190	1,319,171

Netherlands — 5.5%
ABN AMRO Group NV CVA(d)	246,490	5,274,268
Adyen NV(c)(d)	6,083	4,692,337
Aegon NV	1,009,400	5,014,140
Akzo Nobel NV	124,312	11,681,628
ASML Holding NV	239,074	49,748,870
CNH Industrial NV	570,733	5,863,275
EXOR NV	60,959	4,270,694
Heineken Holding NV	67,136	7,032,179
Heineken NV	145,696	16,238,168
ING Groep NV	2,187,485	25,339,256
Koninklijke Ahold Delhaize NV	656,335	14,734,519
Koninklijke DSM NV	101,979	12,582,616
Koninklijke KPN NV	1,889,927	5,803,580
Koninklijke Philips NV	514,443	22,365,883
Koninklijke Vopak NV	41,463	1,909,399
NN Group NV	174,927	7,031,870
NXP Semiconductors NV	165,970	16,200,332
QIAGEN NV(c)	129,953	5,288,014
Randstad NV	67,800	3,721,052
Royal Dutch Shell PLC, Class A	2,532,943	82,669,080
Royal Dutch Shell PLC, Class B	2,105,329	68,984,628
Unilever NV CVA	818,623	49,738,007
Wolters Kluwer NV	157,228	11,438,540

		437,622,335

New Zealand — 0.2%
a2 Milk Co. Ltd.(c)	421,017	4,161,783
Auckland International Airport Ltd.	462,367	3,060,990
Fisher & Paykel Healthcare Corp. Ltd.	314,685	3,273,515
Fletcher Building Ltd.	428,366	1,395,823
Meridian Energy Ltd.	769,605	2,459,046
Ryman Healthcare Ltd.	210,092	1,659,278
Spark New Zealand Ltd.	1,130,186	3,040,626

		19,051,061

Norway — 0.7%
Aker BP ASA	61,958	1,786,943
DNB ASA	527,383	9,827,062
Equinor ASA	562,553	11,159,570
Gjensidige Forsikring ASA	104,513	2,106,473
Mowi ASA(c)	240,219	5,620,861
Norsk Hydro ASA	723,916	2,592,880
Orkla ASA	478,458	4,246,278
Schibsted ASA, Class B	57,609	1,501,942
Telenor ASA	413,552	8,786,408
Yara International ASA	99,824	4,849,521

		52,477,938

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(b)(c)	47,542	1
EDP — Energias de Portugal SA	1,457,875	5,540,565
Galp Energia SGPS SA	280,422	4,312,684
Jeronimo Martins SGPS SA	150,629	2,428,011

		12,281,261

Singapore — 1.3%
Ascendas Real Estate Investment Trust	1,378,246	3,180,263
CapitaLand Commercial Trust	1,553,160	2,492,360
CapitaLand Ltd.	1,452,030	3,791,579
CapitaLand Mall Trust	1,489,600	2,896,925

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
City Developments Ltd.	212,178	$1,486,292
ComfortDelGro Corp. Ltd.	1,277,539	2,512,397
DBS Group Holdings Ltd.	996,909	19,150,676
Genting Singapore Ltd.	2,826,725	1,923,178
Golden Agri-Resources Ltd.	2,478,743	532,169
Jardine Cycle & Carriage Ltd.	56,295	1,508,557
Keppel Corp. Ltd.	797,142	3,927,830
Oversea-Chinese Banking Corp. Ltd.	1,773,287	14,958,030
SATS Ltd.	368,198	1,420,631
Sembcorp Industries Ltd.	546,686	974,402
Singapore Airlines Ltd.	291,060	1,994,445
Singapore Exchange Ltd.	472,626	2,768,890
Singapore Press Holdings Ltd.(e)	770,385	1,389,569
Singapore Technologies Engineering Ltd.	877,579	2,687,831
Singapore Telecommunications Ltd.	4,589,246	11,878,417
Suntec Real Estate Investment Trust	1,051,500	1,508,484
United Overseas Bank Ltd.	775,605	14,994,093
UOL Group Ltd.	238,599	1,332,835
Venture Corp. Ltd.	158,227	1,910,383
Wilmar International Ltd.	1,079,783	2,955,846

		104,176,082

Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	143,360	5,735,688
Aena SME SA(d)	38,587	7,648,055
Amadeus IT Group SA	243,738	19,315,137
Banco Bilbao Vizcaya Argentaria SA	3,756,065	20,950,128
Banco de Sabadell SA	3,278,939	3,398,720
Banco Santander SA	9,126,540	42,298,337
Bankia SA	719,067	1,698,433
Bankinter SA	377,887	2,604,789
CaixaBank SA	2,017,291	5,785,606
Cellnex Telecom SAU(c)(d)	109,066	4,034,730
Enagas SA	113,468	3,028,071
Endesa SA	178,537	4,592,071
Ferrovial SA	287,791	7,367,049
Grifols SA	176,386	5,219,877
Iberdrola SA	3,296,023	32,815,789
Industria de Diseno Textil SA	605,886	18,229,460
Mapfre SA	597,574	1,747,501
Naturgy Energy Group SA	204,092	5,624,536
Red Electrica Corp. SA	246,652	5,137,296
Repsol SA	775,119	12,163,820
Siemens Gamesa Renewable Energy SA	140,148	2,329,378
Telefonica SA	2,595,511	21,343,666

		233,068,137

Sweden — 2.5%
Alfa Laval AB	170,326	3,722,056
Assa Abloy AB, Class B	553,463	12,487,613
Atlas Copco AB, A Shares	366,045	11,730,145
Atlas Copco AB, B Shares	223,281	6,419,423
Boliden AB	157,303	4,030,718
Electrolux AB, Class B	126,679	3,247,230
Epiroc AB, Class A	370,429	3,859,620
Epiroc AB, Class B	233,340	2,314,603
Essity AB, Class B	340,874	10,486,449
Hennes & Mauritz AB, Class B	451,217	8,016,375
Hexagon AB, Class B	146,360	8,138,145
Husqvarna AB, Class B	229,890	2,152,818
ICA Gruppen AB	44,657	1,919,749
Industrivarden AB, Class C	96,303	2,136,855
Investor AB, Class B	252,560	12,145,359
Kinnevik AB, Class B	138,973	3,617,432
L E Lundbergforetagen AB, B Shares	41,054	1,538,596

Security	Shares	Value

Sweden (continued)
Lundin Petroleum AB	109,092	$3,398,945
Millicom International Cellular SA, SDR	38,915	2,190,582
Sandvik AB	624,554	11,476,840
Securitas AB, Class B	168,919	2,964,953
Skandinaviska Enskilda Banken AB, Class A	917,260	8,492,828
Skanska AB, Class B	178,408	3,223,647
SKF AB, Class B	217,008	3,994,972
Svenska Handelsbanken AB, Class A	834,632	8,236,723
Swedbank AB, Class A	509,541	7,670,801
Swedish Match AB	99,628	4,212,097
Tele2 AB, Class B	290,978	4,249,790
Telefonaktiebolaget LM Ericsson, Class B	1,706,522	16,197,838
Telia Co. AB	1,582,055	7,013,752
Volvo AB, Class B	880,994	13,998,711

		195,285,665

Switzerland — 9.7%
ABB Ltd., Registered Shares	1,023,629	20,521,881
Adecco SA, Registered Shares	89,927	5,404,375
Alcon, Inc.(c)	244,205	15,079,571
Baloise Holding AG, Registered Shares	28,650	5,074,113
Barry Callebaut AG, Registered Shares	1,250	2,508,805
Chocoladefabriken Lindt & Spruengli AG	603	4,388,768
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	57	4,636,140
Cie Financiere Richemont SA, Registered Shares	289,938	24,637,920
Clariant AG, Registered Shares(c)	118,082	2,402,379
Coca-Cola HBC AG(c)	118,335	4,470,115
Credit Suisse Group AG, Registered Shares(c)	1,440,552	17,242,214
Dufry AG, Registered Shares(c)	18,835	1,596,130
EMS-Chemie Holding AG, Registered Shares	4,423	2,871,184
Ferguson PLC(c)	132,522	9,434,230
Geberit AG, Registered Shares	20,969	9,801,459
Givaudan SA, Registered Shares	5,129	14,487,015
Glencore PLC(c)	6,330,373	21,908,926
Julius Baer Group Ltd.(c)	125,803	5,605,035
Kuehne + Nagel International AG, Registered Shares	31,915	4,740,555
LafargeHolcim Ltd., Registered Shares(c)	269,680	13,186,413
Lonza Group AG, Registered Shares(c)	41,334	13,954,062
Nestle SA, Registered Shares	1,721,705	178,234,709
Novartis AG, Registered Shares	1,218,645	111,252,234
Pargesa Holding SA, Bearer Shares	21,600	1,665,908
Partners Group Holding AG	9,755	7,671,521
Roche Holding AG	394,909	111,043,529
Schindler Holding AG, Participation Certificates	22,563	5,029,245
Schindler Holding AG, Registered Shares	11,933	2,608,714
SGS SA, Registered Shares	3,004	7,656,773
Sika AG, Registered Shares	69,975	11,954,715
Sonova Holding AG, Registered Shares	32,359	7,364,862
STMicroelectronics NV	383,868	6,808,308
Straumann Holding AG, Registered Shares	5,802	5,127,105
Swatch Group AG, Bearer Shares	17,659	5,062,177
Swatch Group AG, Registered Shares	31,376	1,700,331
Swiss Life Holding AG, Registered Shares	18,674	9,258,307
Swiss Prime Site AG, Registered Shares(c)	44,890	3,920,494
Swiss Re AG	168,693	17,142,145
Swisscom AG, Registered Shares	14,916	7,492,154
Temenos AG, Registered Shares(c)	34,915	6,251,664
UBS Group AG, Registered Shares(c)	2,167,014	25,755,470
Vifor Pharma AG	25,945	3,750,041
Zurich Insurance Group AG	85,072	29,600,750

		770,302,446

United Arab Emirates — 0.0%
NMC Health PLC	64,907	1,985,876

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — 14.0%
3i Group PLC	554,380	$7,843,328
Admiral Group PLC	118,497	3,322,782
Anglo American PLC	592,629	16,930,464
Ashtead Group PLC	269,573	7,723,626
Associated British Foods PLC	202,759	6,347,428
AstraZeneca PLC	712,072	58,213,062
Auto Trader Group PLC(d)	530,619	3,695,638
Aviva PLC	2,151,872	11,397,505
BAE Systems PLC	1,766,346	11,101,273
Barclays PLC	9,515,334	18,098,630
Barratt Developments PLC	587,958	4,278,562
Berkeley Group Holdings PLC	72,147	3,419,293
BP PLC	11,273,758	78,541,570
British American Tobacco PLC	1,289,322	45,017,837
British Land Co. PLC	506,580	3,467,050
BT Group PLC	4,684,345	11,712,412
Bunzl PLC	196,033	5,172,527
Burberry Group PLC	234,974	5,569,393
Carnival PLC	88,190	3,881,096
Centrica PLC	3,201,920	3,569,385
Coca-Cola European Partners PLC(c)	129,468	7,314,942
Compass Group PLC	880,867	21,115,928
Croda International PLC	72,234	4,698,555
Diageo PLC	1,364,249	58,717,597
Direct Line Insurance Group PLC	781,173	3,292,859
easyJet PLC	89,168	1,079,599
Evraz PLC	283,733	2,402,462
Experian PLC	505,547	15,312,790
Fiat Chrysler Automobiles NV	612,719	8,503,580
G4S PLC	904,143	2,392,031
GlaxoSmithKline PLC	2,788,676	55,898,523
Halma PLC	213,230	5,476,302
Hargreaves Lansdown PLC	159,968	3,908,531
HSBC Holdings PLC	11,261,167	93,988,620
Imperial Brands PLC	529,741	12,430,452
Informa PLC	716,800	7,601,557
InterContinental Hotels Group PLC	96,726	6,361,655
Intertek Group PLC	92,272	6,450,735
Investec PLC	417,743	2,715,592
ITV PLC	2,122,336	2,910,670
J. Sainsbury PLC	1,020,500	2,535,939
John Wood Group PLC	371,495	2,139,057
Johnson Matthey PLC	108,070	4,568,934
Kingfisher PLC	1,259,029	3,431,710
Land Securities Group PLC	416,774	4,414,770
Legal & General Group PLC	3,295,437	11,290,203
Lloyds Banking Group PLC	39,996,193	28,726,008
London Stock Exchange Group PLC	172,993	12,054,913
Marks & Spencer Group PLC	1,113,280	2,976,596
Meggitt PLC	445,398	2,967,422
Melrose Industries PLC	2,771,634	6,371,316
Merlin Entertainments PLC(d)	393,416	2,248,825
Micro Focus International PLC	197,675	5,198,849
Mondi PLC	215,877	4,913,391
National Grid PLC	1,887,761	20,076,072
Next PLC	74,171	5,193,963
Ocado Group PLC(c)	255,302	3,784,589
Pearson PLC	413,377	4,300,791
Persimmon PLC	177,607	4,512,095
Prudential PLC	1,456,956	31,806,759
Reckitt Benckiser Group PLC	397,373	31,374,450

Security	Shares	Value

United Kingdom (continued)
RELX PLC	1,093,669	$26,526,323
Rentokil Initial PLC	1,038,687	5,244,002
Rio Tinto Ltd.	204,652	14,985,693
Rio Tinto PLC	649,525	40,201,078
Rolls-Royce Holdings PLC(c)	953,853	10,189,946
Royal Bank of Scotland Group PLC	2,727,774	7,608,054
RSA Insurance Group PLC	598,413	4,385,502
Sage Group PLC	610,024	6,221,380
Schroders PLC	70,979	2,753,512
Segro PLC	602,905	5,597,672
Severn Trent PLC	134,391	3,496,152
Smith & Nephew PLC	477,132	10,360,733
Smiths Group PLC	222,556	4,427,999
Spirax-Sarco Engineering PLC	41,345	4,826,621
SSE PLC	577,014	8,224,373
St. James’s Place PLC	293,957	4,104,351
Standard Chartered PLC	1,580,174	14,335,109
Standard Life Aberdeen PLC	1,385,722	5,184,753
Taylor Wimpey PLC	1,900,247	3,813,130
Tesco PLC	5,413,353	15,604,914
Unilever PLC	623,987	38,734,147
United Utilities Group PLC	400,704	3,988,559
Vodafone Group PLC	15,019,016	24,617,089
Weir Group PLC	138,535	2,725,861
Whitbread PLC	103,222	6,073,337
WM Morrison Supermarkets PLC	1,323,533	3,387,797
WPP PLC	712,690	8,977,366

		1,113,357,946

Total Common Stocks — 98.1% (Cost — $6,635,613,729)		7,816,558,757

Preferred Securities — 0.5%

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	32,402	2,007,672
Fuchs Petrolub SE, Preference Shares, 0.00%	38,917	1,527,893
Henkel AG & Co. KGaA, Preference Shares, 0.00%	97,396	9,527,211
Porsche Automobil Holding SE, Preference Shares, 0.00%	89,850	5,820,882
Sartorius AG, Preference Shares, 0.00%	19,582	4,015,962
Volkswagen AG, Preference Shares, 0.00%	102,763	17,309,160

		40,208,780

Total Preferred Securities — 0.5% (Cost — $36,944,159)		40,208,780

Rights — 0.0%

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA (Expires 07/11/19)(c)	143,360	224,960
Repsol SA (Expires 07/09/19)(c)	775,119	429,941

Total Rights — 0.0% (Cost — $675,807)		654,901

Total Long-Term Investments — 98.6% (Cost — $6,673,233,695)		7,857,422,438

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.50%(f)(g)(h)	26,265,246	$26,278,378
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.31%(f)(h)	7,188,903	7,188,903

Total Short-Term Securities — 0.4% (Cost — $33,462,055)		33,467,281

Total Investments — 99.0% (Cost — $6,706,695,750)		7,890,889,719

Other Assets Less Liabilities — 1.0%		80,858,510

Net Assets — 100.0%		$7,971,748,229

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security, or a portion of the security, is on loan.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

(h)

During the six months ended June 30, 2019, investments in issuers considered to be affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	28,516,828	(2,251,582)	26,265,246	$26,278,378	$501,699	(b)	$2,406	$4,828
BlackRock Cash Funds: Treasury, SL Agency Shares	—	7,188,903	7,188,903	7,188,903	68,401		—	—

				$33,467,281	$570,100		$2,406	$4,828

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	218	09/12/19	$21,453	$101,603
SPI 200 Index	89	09/19/19	10,246	139,994
Euro Stoxx 50 Index	979	09/20/19	38,584	1,060,276
FTSE 100 Index	228	09/20/19	21,337	256,987

				$1,558,860

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Currency Contracts	Interest rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,558,860	$—	$—	$—	$1,558,860

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Currency Contracts	Interest rate Contracts	Other Contracts	Total
Net Realized Gain (loss) from:
Futures Contracts	$—	$—	$7,517,789	$—	$—	$—	$7,517,789

Net change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$2,021,001	$—	$—	$—	$2,021,001

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts long	$88,568,820
Average notional value of contracts short	—	(a)

	$88,568,820

(a)	Derivatives not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$570,552,371	$11	$570,552,382
Austria	—	17,588,542	—	17,588,542
Belgium	—	76,135,798	—	76,135,798
Canada	14	—	—	14
Chile	—	2,825,790	—	2,825,790
China	2,355,422	1,440,664	—	3,796,086
Denmark	8,414,121	126,054,308	—	134,468,429
Finland	3,973,797	86,844,160	—	90,817,957
France	61,812,797	814,949,174	—	876,761,971
Germany	13,108,248	634,057,846	—	647,166,094
Hong Kong	7,896,350	303,451,690	—	311,348,040
Ireland	23,801,552	30,298,011	—	54,099,563
Isle of Man	—	2,531,579	—	2,531,579
Israel	19,293,825	25,958,031	—	45,251,856
Italy	—	161,784,254	—	161,784,254
Japan	—	1,866,585,511	—	1,866,585,511
Luxembourg	—	13,916,973	—	13,916,973
Mexico	—	1,319,171	—	1,319,171
Netherlands	16,200,332	421,422,003	—	437,622,335
New Zealand	—	19,051,061	—	19,051,061
Norway	1,501,942	50,975,996	—	52,477,938
Portugal	—	12,281,260	1	12,281,261
Singapore	—	104,176,082	—	104,176,082
Spain	—	233,068,137	—	233,068,137
Sweden	1,919,749	193,365,916	—	195,285,665
Switzerland	24,104,479	746,197,967	—	770,302,446
United Arab Emirates	—	1,985,876	—	1,985,876
United Kingdom	7,314,942	1,106,043,004	—	1,113,357,946
Preferred Stocks	—	40,208,780	—	40,208,780
Rights	654,901	—	—	654,901
Short-Term Securities	33,467,281	—	—	33,467,281

	$225,819,752	$7,665,069,955	$12	$7,890,889,719

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,558,860	$—	$—	$1,558,860

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $40,338,012)(a)	$7,857,422,438	$—
Investments at value — Master Small Cap Index Series	—	2,098,295,202
Investments at value — affiliated(b)	33,467,281	—
Foreign currency at value(c)	68,555,693	—
Cash pledged for futures contracts	5,320,478	—
Receivables:
Investments sold	89,563	—
Securities lending income — affiliated	20,131	—
Capital shares sold	15,222,313	6,242,422
Dividends — affiliated	8,035	—
Dividends — unaffiliated	30,849,791	—
Variation margin on futures contracts	751,636	—
Deferred offering costs	4,558	4,558
Prepaid expenses	117,706	49,545

Total assets	8,011,829,623	2,104,591,727

LIABILITIES
Cash collateral on securities loaned at value	26,269,098	—
Payables:
Contributions to the Master Small Cap Index Series	—	4,410,373
Capital shares redeemed	12,086,149	1,826,683
Investment advisory fees	63,979	27
Offering costs	26,491	26,491
Directors’ and Officer’s fees	47,059	—
Other accrued expenses	1,257,434	171,449
Other affiliates	35,989	—
Professional fees	62,085	—
Service fees	99,617	118,935
Variation margin on futures contracts	133,493	—

Total liabilities	40,081,394	6,553,958

NET ASSETS	$7,971,748,229	$2,098,037,769

NET ASSETS CONSIST OF
Paid-in capital	$7,472,916,278	$1,901,966,424
Accumulated earnings	498,831,951	196,071,345

NET ASSETS	$7,971,748,229	$2,098,037,769

Institutional
Net assets	$856,356,872	$229,338,918

Shares outstanding, $0.0001 par value	63,845,401	11,624,800

Net asset value	$13.41	$19.73

Shares authorized	1.208 billion	208 million

Investor A
Net assets	$343,788,699	$301,148,956

Shares outstanding, $0.0001 par value	25,818,373	15,265,728

Net asset value	$13.32	$19.73

Shares authorized	208 million	208 million

Class K
Net assets	$6,624,282,721	$1,272,738,445

Shares outstanding, $0.0001 par value	493,391,529	64,331,028

Net asset value	$13.43	$19.78

Shares authorized	1.208 billion	1.208 billion

Investor P
Net assets	$147,319,937	$294,811,450

Shares outstanding, $0.0001 par value	11,100,127	14,984,773

Net asset value	$13.27	$19.67

Shares authorized	2 billion	2 billion

(a) Investments at cost — unaffiliated	$6,673,233,695$	—
(b) Investments at cost — affiliated	$33,462,055$	—
(c) Foreign currency at cost	$68,176,617$	—

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$198,208,420	$—
Securities lending income — affiliated — net	501,699	—
Dividends — affiliated	68,401	—
Interest — unaffiliated	2,411	—
Foreign taxes withheld	(18,024,931)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — affiliated	—	305,477
Dividends — unaffiliated	—	14,537,824
Interest — unaffiliated	—	9,219
Securities lending income — affiliated — net	—	809,844
Foreign taxes withheld	—	(1,841)
Expenses	—	(197,326)
Fees waived	—	9,836

Total investment income	180,756,000	15,473,033

EXPENSES
Transfer agent — class specific	596,801	262,193
Service — class specific	594,879	725,187
Investment advisory	394,873	—
Administration	—	390,123
Custodian	216,418	—
Registration	106,650	55,334
Directors and Officer	62,525	259
Accounting services	59,541	1,881
Printing	46,932	19,578
Professional	51,268	30,849
Offering	22,297	22,297
Miscellaneous	81,999	8,724

Total expenses	2,234,183	1,516,425

Less:
Fees waived and/or reimbursed by the Manager	(2,050)	—
Fees waived and/or reimbursed by the Administrator	—	(33,496)
Transfer agent fees waived and/or reimbursed — class specific	(3,942)	(81,716)

Total expenses after fees waived and/or reimbursed	2,228,191	1,401,213

Net investment income	178,527,809	14,071,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	7,517,789	—
Foreign currency transactions	1,544,006	—
Investments — affiliated	2,406	—
Investments — unaffiliated	(26,147,360)	—
Net realized gain (loss) allocated from the Master Small Cap Index Series:
Futures contracts	—	3,261,135
Foreign currency transactions	—	(229)
Investments — affiliated	—	245,572
Investments — unaffiliated	—	50,987,376
Swaps	—	830,031

	(17,083,159)	55,323,885

Net change in unrealized appreciation (depreciation) on:
Futures contracts	2,021,001	—
Foreign currency translations	453,508	—
Investments — affiliated	4,828	—
Investments — unaffiliated	888,785,415	—
Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series on:
Allocation from the Master Small Cap Index Series	—	(395,964)
Future contracts	—	26,797
Foreign currency translations	—	228
Investments — affiliated	—	509,963
Investments — unaffiliated	—	217,617,832
Swaps	—	260,625

	891,264,752	218,019,481

Net realized and unrealized gain	874,181,593	273,343,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,052,709,402	$287,415,186

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$178,527,809	$337,289,066
Net realized loss	(17,083,159)	(586,310,846)
Net change in unrealized appreciation (depreciation)	891,264,752	(1,185,549,571)

Net increase (decrease) in net assets resulting from operations	1,052,709,402	(1,434,571,351)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	—	(31,056,943)
Investor A	—	(12,478,689)
Class K	—	(295,243,133)
Investor P	—	(5,990,065)
From return of capital
Institutional	—	(27,464)
Investor A	—	(12,803)
Class K	—	(353,907)
Investor P	—	(634)

Decrease in net assets resulting from distributions to shareholders	—	(345,163,638)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(697,660,841)	(1,192,655,494)

NET ASSETS
Total increase (decrease) in net assets	355,048,561	(2,972,390,483)
Beginning of period	7,616,699,668	10,589,090,151

End of period	$7,971,748,229	$7,616,699,668

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Small-Cap Index Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,071,820	$17,642,340
Net realized gain	55,323,885	38,328,580
Net change in unrealized appreciation (depreciation)	218,019,481	(297,167,901)

Net increase (decrease) in net assets resulting from operations	287,415,186	(241,196,981)

DISTRIBUTIONS(a)
Institutional	—	(7,927,401)
Investor A	—	(9,765,499)
Class K	—	(37,062,473)
Investor P	—	(10,799,093)

Decrease in net assets resulting from distributions to shareholders	—	(65,554,466)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	143,719,091	1,081,493,624

NET ASSETS
Total increase in net assets	431,134,277	774,742,177
Beginning of period	1,666,903,492	892,161,315

End of period	$2,098,037,769	$1,666,903,492

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$11.76		$14.18		$11.60	$11.81		$12.21		$13.11

Net investment income(a)	0.29		0.42		0.39	0.28		0.34		0.24
Net realized and unrealized gain (loss)	1.36		(2.31)		2.53	(0.16)		(0.46)		(1.04)

Net increase (decrease) from investment operations	1.65		(1.89)		2.92	0.12		(0.12)		(0.80)

Distributions(b)
From net investment income	—		(0.53)		(0.34)	(0.33)		(0.28)		(0.10)
From return of capital	—		(0.00	)(c)	—	—		—		—

Total distributions	—		(0.53)		(0.34)	(0.33)		(0.28)		(0.10)

Net asset value, end of period	$13.41		$11.76		$14.18	$11.60		$11.81		$12.21

Total Return(d)
Based on net asset value	14.03	%(e)	(13.37)%		25.24%	0.99%		(0.91)%		(6.13)%

Ratios to Average Net Assets(f)
Total expenses	0.08	%(i)	0.11	%(g)(h)	0.09%	0.15	%(j)	0.12	%(j)	0.16	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.08	%(i)	0.10	%(g)(h)	0.09%	0.11	%(j)	0.09	%(j)	0.11	%(j)

Net investment income	4.54	%(i)	3.02	%(g)	2.92%	2.44	%(j)	2.68	%(j)	1.91	%(j)

Supplemental Data
Net assets, end of period (000)	$856,357		$753,659		$705,986	$649,763		$2,702,936		$1,764,794

Portfolio turnover rate	5%		43%		23%	42	%(k)	9	%(l)	6	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.16%	0.13%	0.17%

(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(i)	Annualized.
(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$11.69		$14.09		$11.54	$11.75		$12.12		$13.02

Net investment income(a)	0.27		0.38		0.34	0.32		0.32		0.41
Net realized and unrealized gain (loss)	1.36		(2.28)		2.52	(0.23)		(0.46)		(1.25)

Net increase (decrease) from investment operations	1.63		(1.90)		2.86	0.09		(0.14)		(0.84)

Distributions(b)
From net investment income	—		(0.50)		(0.31)	(0.30)		(0.23)		(0.06)
From return of capital	—		(0.00	)(c)	—	—		—		—

Total distributions	—		(0.50)		(0.31)	(0.30)		(0.23)		(0.06)

Net asset value, end of period	$13.32		$11.69		$14.09	$11.54		$11.75		$12.12

Total Return(d)
Based on net asset value	13.94	%(e)	(13.57)%		24.84%	0.78%		(1.14)%		(6.45)%

Ratios to Average Net Assets(f)
Total expenses	0.34	%(i)	0.36	%(g)(h)	0.36%	0.38	%(j)	0.42	%(j)	0.52	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.34	%(i)	0.36	%(g)(h)	0.35%	0.37	%(j)	0.37	%(j)	0.43	%(j)

Net investment income	4.29	%(i)	2.74	%(h)	2.60%	2.78	%(j)	2.54	%(j)	3.13	%(j)

Supplemental Data
Net assets, end of period (000)	$343,789		$305,043		$373,846	$238,053		$168,008		$332,475

Portfolio turnover rate	5%		43%		23%	42	%(k)	9	%(l)	6	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.39%	0.43%	0.53%

(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$11.76		$14.18		$11.61	$11.82		$12.21		$13.11

Net investment income(a)	0.29		0.43		0.38	0.38		0.28		0.34
Net realized and unrealized gain (loss)	1.38		(2.31)		2.54	(0.26)		(0.38)		(1.14)

Net increase (decrease) from investment operations	1.67		(1.88)		2.92	0.12		(0.10)		(0.80)

Distributions(b)
From net investment income	—		(0.54)		(0.35)	(0.33)		(0.29)		(0.10)
From return of capital	—		(0.00	)(c)	—	—		—		—

Total distributions	—		(0.54)		(0.35)	(0.33)		(0.29)		(0.10)

Net asset value, end of period	$13.43		$11.76		$14.18	$11.61		$11.82		$12.21

Total Return(d)
Based on net asset value	14.20	%(e)	(13.33)%		25.17%	1.03%		(0.81)%		(6.12)%

Ratios to Average Net Assets(f)
Total expenses	0.03	%(h)	0.06	%(i)(j)	0.06%	0.07	%(g)	0.12	%(g)	0.15	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.03	%(h)	0.05	%(i)(j)	0.06%	0.07	%(g)	0.07	%(g)	0.11	%(g)

Net investment income	4.54	%(h)	3.12	%(i)	2.80%	3.25	%(g)	2.25	%(g)	2.65	%(g)

Supplemental Data
Net assets, end of period (000)	$6,624,283		$6,420,732		$9,509,257	$4,042,470		$113,314		$16,014

Portfolio turnover rate	5%		43%		23%	42	%(k)	9	%(l)	6	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.08%	0.13%	0.16%

(g)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P
	Six Months Ended 06/30/19 (unaudited)	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$11.65	$13.87

Net investment income(b)	0.27	0.01
Net realized and unrealized gain (loss)	1.35	(1.70)

Net increase (decrease) from investment operations	1.62	(1.69)

Distributions(c)
From net investment income	—	(0.53)
From return of capital	—	(0.00	) (d)

Total distributions	—	(0.53)

Net asset value, end of period	$13.27	$11.65

Total Return(e)(f)
Based on net asset value	13.91%	(12.25)%

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.33	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.34%	0.32	%(i)

Net investment income	4.25%	0.23%

Supplemental Data
Net assets, end of period (000)	$147,320	$137,266

Portfolio turnover rate	5%	43%

(a)	Commencement of operations.
(b)	Based on average Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Aggregate total return.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015	2014

Net asset value, beginning of period	$16.87		$19.72		$17.76	$15.32		$16.60	$17.51

Net investment income(a)	0.14		0.28		0.25	0.23		0.24	0.20
Net realized and unrealized gain (loss)	2.72		(2.40)		2.34	3.03		(0.97)	0.56

Net increase (decrease) from investment operations	2.86		(2.12)		2.59	3.26		(0.73)	0.76

Distributions(b)
From net investment income	—		(0.20)		(0.21)	(0.22)		(0.14)	(0.26)
From net realized gain	—		(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	—		(0.73)		(0.63)	(0.82)		(0.55)	(1.67)

Net asset value, end of period	$19.73		$16.87		$19.72	$17.76		$15.32	$16.60

Total Return(c)
Based on net asset value	16.95	%(d)	(10.94)%		14.55%	21.33%		(4.43)%	4.81%

Ratios to Average Net Assets(e)(f)
Total expenses	0.14	%(g)	0.18	%(h)	0.18%	0.19	%(i)	0.22%	0.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.12	%(g)	0.12	%(h)	0.11%	0.14	%(i)	0.16%	0.23%

Net investment income	1.47	%(g)	1.38%		1.36%	1.44	%(i)	1.47%	1.17%

Supplemental Data
Net assets, end of period (000)	$229,339		$200,990		$167,351	$229,491		$148,148	$46,988

Portfolio turnover rate of the Series	29%		28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015	2014

Net asset value, beginning of period	$16.89		$19.74		$17.78	$15.34		$16.61	$17.52

Net investment income(a)	0.12		0.22		0.21	0.18		0.18	0.16
Net realized and unrealized gain (loss)	2.72		(2.40)		2.34	3.03		(0.95)	0.56

Net increase (decrease) from investment operations	2.84		(2.18)		2.55	3.21		(0.77)	0.72

Distributions(b)
From net investment income	—		(0.14)		(0.17)	(0.17)		(0.09)	(0.22)
From net realized gain	—		(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	—		(0.67)		(0.59)	(0.77)		(0.50)	(1.63)

Net asset value, end of period	$19.73		$16.89		$19.74	$17.78		$15.34	$16.61

Total Return(c)
Based on net asset value	16.82	%(d)	(11.19)%		14.35%	21.04%		(4.66)%	4.54%

Ratios to Average Net Assets(e)(f)
Total expenses	0.39	%(g)	0.43	%(h)	0.45%	0.49	%(i)	0.53%	0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.37	%(g)	0.37	%(h)	0.37%	0.41	%(i)	0.43%	0.48%

Net investment income	1.23	%(g)	1.08%		1.13%	1.14	%(i)	1.09%	0.95%

Supplemental Data
Net assets, end of period (000)	$301,149		$254,591		$249,980	$116,722		$87,930	$83,859

Portfolio turnover rate of the Series	29%		28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015	2014

Net asset value, beginning of period	$16.91		$19.77		$17.79	$15.35		$16.62	$17.53

Net investment income(a)	0.15		0.30		0.27	0.24		0.25	0.23
Net realized and unrealized gain (loss)	2.72		(2.43)		2.34	3.02		(0.97)	0.54

Net increase (decrease) from investment operations	2.87		(2.13)		2.61	3.26		(0.72)	0.77

Distributions(b)
From net investment income	—		(0.20)		(0.21)	(0.22)		(0.14)	(0.27)
From net realized gain	—		(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	—		(0.73)		(0.63)	(0.82)		(0.55)	(1.68)

Net asset value, end of period	$19.78		$16.91		$19.77	$17.79		$15.35	$16.62

Total Return(c)
Based on net asset value	16.97	%(d)	(10.93)%		14.69%	21.32%		(4.41)%	4.87%

Ratios to Average Net Assets(e)(f)
Total expenses	0.08	%(g)	0.11	%(h)	0.14%	0.17	%(i)	0.21%	0.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.07	%(g)	0.07	%(h)	0.07%	0.10	%(i)	0.13%	0.18%

Net investment income	1.54	%(g)	1.44%		1.40%	1.48	%(i)	1.50%	1.35%

Supplemental Data
Net assets, end of period (000)	$1,272,738		$945,929		$474,830	$60,086		$8,338	$2,617

Portfolio turnover rate of the Series	29%		28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
	Six Months Ended 06/30/19 (unaudited)	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$16.84	$21.76

Net investment income(b)	0.12	0.17
Net realized and unrealized gain (loss)	2.71	(4.38)

Net increase (decrease) from investment operations	2.83	(4.21)

Distributions(c)
From net investment income	—	(0.19)
From net realized gain	—	(0.52)

Total distributions	—	(0.71)

Net asset value, end of period	$19.67	$16.84

Total Return(d)(e)
Based on net asset value	16.80%	(19.49)%

Ratios to Average Net Assets(f)
Total expenses	0.37%	0.39	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36%	0.35	%(g)(h)

Net investment income	1.24%	2.12%

Supplemental Data
Net assets, end of period (000)	$294,811	$265,393

Portfolio turnover rate	29%	28%

(a)	Commencement of operations.
(b)	Based on average Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Aggregate total return.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Annualized.
(g)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

See notes to financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. As of June 30, 2019, the percentage of the Series owned by Small Cap Index was 69.46%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor P Shares are generally sold with an initial sales charge. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	No	No	None
Investor P Shares	Yes	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm International Index Fund (the “International Target Fund”) approved the reorganization of the International Target Fund into International Index. As a result, International Index acquired substantially all of the assets and assumed substantially all of the liabilities of the International Target Fund in exchange for an equal aggregate value of newly-issued shares of International Index.

Each shareholder of the International Target Fund received shares of International Index in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s International Target Fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of International Index in the following amounts and at the following conversion ratio:

International Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	International Index Share Class	Shares of the Fund
Premier	7,025,140.2220	0.89467166	Investor P	6,285,193.864
Premier	166,709.9140	0.89469954	Investor A	149,155.283
Legacy Class B	61,463.3420	0.92581919	Investor P	56,903.942
Legacy Class B	4,282.9220	0.92584804	Investor A	3,965.335
Class A	4,891,156.0400	0.89673570	Investor P	4,386,074.235
Class A	153,458.9890	0.89676364	Investor A	137,616.442
Class B	62,767.8450	0.91927657	Investor P	57,701.009
Class B	2,936.6980	0.91930521	Investor A	2,699.722
Institutional	3,670,218.8870	0.89050926	Institutional	3,268,363.905
Class R-1	120,205.5860	0.90066906	Investor P	108,265.452
Class R-2	533,637.5540	0.89485080	Investor P	477,525.992
Class R-3	118,219.1110	0.89274156	Institutional	105,539.114

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

The International Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

International Target Fund
Net assets	$193,446,599
Paid-in-capital	179,663,354
Accumulated earnings	13,783,245

For financial reporting purposes, assets received and shares issued by International Index were recorded at fair value. However, the cost basis of the investments received from the International Target Fund was carried forward to align ongoing reporting of International Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of International Index before the reorganization were $9,759,121,537. The aggregate net assets of International Index immediately after the reorganization amounted to $9,952,568,136. The International Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Index Fund	$190,381,092	$171,610,706

The purpose of the transaction was to combine the assets of the International Target Fund with the assets of International Index. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of International Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $344,168,873

•	Net realized and change in unrealized gain (loss) on investments: $(1,799,889,862)

•	Net increase (decrease) in net assets resulting from operations: $(1,455,720,989)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Index that have been included in International Index’s Statement of Operations since November 19, 2018.

The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Small Cap Target Fund”) approved the reorganization of Small Cap Target Fund into Small Cap Index. As a result, Small Cap Index acquired substantially all of the assets and assumed substantially all of the liabilities of the Small Cap Target Fund in exchange for an equal aggregate value of newly-issued shares of Small Cap Index.

Each shareholder of the Small Cap Target Fund received shares of Small Cap Index in an amount equal to the aggregate NAV of the shareholder’s Small Cap Target Fund shares, as determined at the close of business on November 16, 2018.

On November 16, 2018, all of the portfolio securities previously held by the Small Cap Target Fund were subsequently contributed by Small Cap Index to the Series in exchange for an investment in the Series.

The reorganization was accomplished by a tax-free exchange of shares of Small Cap Index in the following amounts and at the following conversion ratio:

Small Cap Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Small Cap Index Share Class	Shares of the Fund
Premier	10,138,288.9280	0.77850573	Investor P	7,892,716.023
Premier	405,404.1800	0.77873781	Investor A	315,703.563
Legacy Class B	134,848.2850	0.76095247	Investor P	102,613.136
Legacy Class B	17,460.3830	0.76117932	Investor A	13,290.482
Class A	8,458,622.1820	0.78780516	Investor P	6,663,746.201
Class A	498,377.0230	0.78804002	Investor A	392,741.039
Class B	96,115.7450	0.77049437	Investor P	74,056.640
Class B	8,407.8400	0.77072407	Investor A	6,480.125
Institutional	5,883,976.9230	0.79470854	Institutional	4,676,046.710
Class R-1	137,387.9650	0.78676965	Investor P	108,092.681
Class R-2	546,102.3290	0.78796680	Investor P	430,310.505
Class R-3	82,919.9910	0.79812922	Institutional	66,180.868

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Small Cap Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Small Cap Target Fund
Net assets	$410,734,751
Paid-in-capital	330,355,424
Accumulated earnings	80,379,327

For financial reporting purposes, assets received and shares issued by Small Cap Index were recorded at fair value. However, the cost basis of the investments received from the Small Cap Target Fund was carried forward to align ongoing reporting of Small Cap Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Small Cap Index before the reorganization were $1,613,800,953. The aggregate net assets of Small Cap Index immediately after the reorganization amounted to $2,024,535,704. The Small Cap Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

The purpose of this transaction was to combine the assets of the Small Cap Target Fund with the assets of Small Cap Index. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of Small Cap Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $21,165,827.

•	Net realized and change in unrealized gain (loss) on investments: $(248,579,262).

•	Net increase (decrease) in net assets resulting from operations: $(227,413,435).

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small Cap Index that have been included in Small Cap Index’s Statement of Operations since November 19, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. International Index reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE generally 4:00 p.m., Eastern time (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including International Index’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BNP Paribas Securities Corp	$2,792,935	$(79,559)	$2,713,376
Citigroup Global Markets Inc	10,808,775	(10,808,775)	—
Credit Suisse Securities (USA) LLC	7,765,168	(7,765,168)	—
Jefferies LLC	2,073,289	(2,073,289)	—
Morgan Stanley & Co LLC	14,757,139	(2,372,327)	12,384,812
Morgan Stanley & Co LLC (US Equity Sec Lending)	486,487	(486,487)	—
State Street Bank & Trust Co.	1,654,219	(1,654,219)	—

	$40,338,012	$(25,239,824)	$15,098,188

(a)

Cash collateral with a value of $ 26,269,098 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index. For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index’s net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of International Index for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by International Index to the Manager.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%
Investor P	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small Cap Index
Investor A	$415,225	$360,602
Investor P	179,654	364,585
	$594,879	$725,187

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide International Index with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, International Index did not pay any amounts to affiliates in return for these services.

The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$1,804	$5,263	$8,594	$669	$16,330
Small Cap Index	1,273	6,259	1,104	849	$9,485

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$213,992	$106,609	$225,871	$50,329	$596,801
Small Cap Index	78,920	101,996	10,575	70,702	262,193

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Small Cap Index Fund’s Investor P Shares, which totaled $9,335.

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the Manager waived $2,050 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, there was no fees waived and/or reimbursed by the Manager.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37%
Class K	0.07%
Investor P	0.37%

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended June 30, 2019, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived and/or reimbursed by Manager or the Administrator in the Statements of Operations.

	Institutional	Investor A	Class K	Investor P	Total
International Index	$211	$85	$1,717	$37	$2,050
Small Cap Index	3,839	4,951	19,691	5,015	33,496

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent fees waived and/or reimbursed

	Institutional	Investor A	Class K	Investor P	Total
International Index	$—	$—	$—	$3,942	$3,942
Small Cap Index	23,179	29,875	10,574	18,088	81,716

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, International Index retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by International Index is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2019, International Index paid BTC $110,129 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Funds did not participate in the Interfund Lending Program.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$17,601,665	$17,806,667	$(65,753)

7.	PURCHASES AND SALES

For International Index, for the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities were $392,427,222 and $1,000,531,290, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2018, International Index had a capital loss carryforward available to offset future realized capital gains of $585,409,174, with no expiration date.

As of June 30, 2019, International Index’s gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,965,882,619

Gross unrealized appreciation	1,335,177,873
Gross unrealized depreciation	(408,611,913)

Net unrealized appreciation	$926,565,960

9.	BANK BORROWINGS

The Corporation, on behalf of International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including International Index, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

industries. International Index may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk: International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Index’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of International Index’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,347,594	$144,834,112	32,149,256	$431,096,176
Shares issued in reinvestment of distributions	—	—	2,415,327	28,862,839
Shares issued in reorganization	—	—	3,373,903	43,679,673
Shares redeemed	(11,610,304)	(148,425,195)	(23,626,064)	(318,767,724)

Net increase (decrease)	(262,710)	$(3,591,083)	14,312,422	$184,870,964

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/19		Year Ended 12/31/18
International Index	Shares	Amount	Shares	Amount

Investor A
Shares sold	5,708,228	$72,472,607	11,078,586	$151,939,564
Shares issued in reinvestment of distributions	—	—	1,046,349	12,434,612
Shares issued in reorganization	—	—	293,437	3,767,286
Shares redeemed	(5,993,375)	(76,268,335)	(12,851,181)	(175,919,010)

Net decrease	(285,147)	$(3,795,728)	(432,809)	$(7,777,548)

Class K
Shares sold	45,865,176	$583,820,765	298,830,319	$4,137,594,519
Shares issued in reinvestment of distributions	—	—	24,047,735	287,862,330
Shares redeemed	(98,233,507)	(1,265,402,489)	(447,546,241)	(5,946,093,723)

Net decrease	(52,368,331)	$(681,581,724)	(124,668,187)	$(1,520,636,874)

Investor P
Shares sold	383,302	$4,853,664	69,862	$870,804
Shares issued in reinvestment of distributions	—	—	506,182	5,983,078
Shares issued in reorganization	—	—	11,371,665	145,999,640
Shares redeemed	(1,068,086)	(13,545,970)	(162,798)	(1,965,558)

Net increase (decrease)	(684,784)	$(8,692,306)	11,784,911	$150,887,964

Total Net Decrease	(53,600,972)	$(697,660,841)	(99,003,663)	$(1,192,655,494)

Institutional
Shares sold	2,322,606	$44,566,288	3,846,086	$75,910,168
Shares issued in reinvestment of distributions	—	—	441,848	7,812,915
Shares issued in reorganization	—	—	4,742,227	93,993,542
Shares redeemed	(2,614,729)	(49,790,530)	(5,597,874)	(113,329,554)

Net increase (decrease)	(292,123)	$(5,224,242)	3,432,287	$64,387,071

Investor A
Shares sold	2,375,053	$45,533,509	6,007,538	$122,943,077
Shares issued in reinvestment of distributions	—	—	542,055	9,614,414
Shares issued in reorganization	—	—	728,215	14,412,111
Shares redeemed	(2,187,265)	(41,824,266)	(4,864,627)	(98,251,584)

Net increase	187,788	$3,709,243	2,413,181	$48,718,018

Class K
Shares sold	14,788,186	$283,602,946	50,807,052	$1,030,948,264
Shares issued in reinvestment of distributions	—	—	2,088,698	37,057,378
Shares redeemed	(6,389,849)	(123,487,745)	(20,977,651)	(410,587,509)

Net increase	8,398,337	$160,115,201	31,918,099	$657,418,133

Investor P
Shares sold	432,113	$8,290,215	120,990	$2,233,494
Shares issued in reinvestment of distributions	—	—	613,215	10,792,580
Shares issued in reorganization	—	—	15,271,535	302,329,098
Shares redeemed	(1,207,603)	(23,171,326)	(245,477)	(4,384,770)

Net increase (decrease)	(775,490)	$(14,881,111)	15,760,263	$310,970,402

Total Net Increase	7,518,512	$143,719,091	53,523,830	$1,081,493,624

As of June 30, 2019 shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Investor P	14,420	9,191

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Series Portfolio Information as of June 30, 2019	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.8%
Five Below, Inc.	0.5
Etsy, Inc.	0.5
Blackbaud, Inc.	0.3
LivaNova PLC	0.3
Haemonetics Corp.	0.3
Entegris, Inc.	0.3
FibroGen, Inc.	0.2
Medidata Solutions, Inc.	0.2
Loxo Oncology, Inc.	0.2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	17%
Health Care	17
Industrials	16
Information Technology	13
Consumer Discretionary	11
Short-Term Securities	9
Real Estate	8
Energy	4
Materials	4
Utilities	4
Consumer Staples	3
Communication Services	2
Liabilities in Excess of Other Assets	(8)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Advertising Agencies — 0.2%
Boston Omaha Corp., Class A(a)(b)	14,979	$346,764
Cardlytics, Inc.(a)	20,301	527,420
Clear Channel Outdoor Holdings, Inc.(a)	54,566	257,551
Emerald Expositions Events, Inc.	34,975	389,971
Fluent, Inc.(a)(b)	63,668	342,534
Marchex, Inc., Class B(a)	51,767	243,305
MDC Partners, Inc., Class A(a)	73,917	186,271
National CineMedia, Inc.	93,030	610,277
QuinStreet, Inc.(a)(b)	67,637	1,072,046
Viad Corp.	29,962	1,984,683

		5,960,822

Aerospace — 1.0%
AAR Corp.	49,102	1,806,463
Aerojet Rocketdyne Holdings, Inc.(a)	109,092	4,884,049
Aerovironment, Inc.(a)	31,790	1,804,718
Astronics Corp.(a)	36,197	1,455,843
Axon Enterprise, Inc.(a)(b)	87,106	5,593,076
Cubic Corp.	46,688	3,010,442
Ducommun, Inc.(a)	16,150	727,881
Kaman Corp.	41,326	2,632,053
Kratos Defense & Security Solutions, Inc.(a)	134,561	3,080,101
Moog, Inc., Class A	48,011	4,494,310
Triumph Group, Inc.	65,308	1,495,553

		30,984,489

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	6,028	182,890
Andersons, Inc.	47,008	1,280,498
Cadiz, Inc.(a)(b)	19,117	215,066
Cal-Maine Foods, Inc.	47,041	1,962,550
Calavo Growers, Inc.	24,200	2,341,108
Fresh Del Monte Produce, Inc.	46,357	1,249,321
Limoneira Co.	23,349	465,579
Sanderson Farms, Inc.	29,707	4,056,788

		11,753,800

Air Transport — 0.6%
Air Transport Services Group, Inc.(a)(b)	87,311	2,130,389
Allegiant Travel Co.	19,412	2,785,622
Atlas Air Worldwide Holdings, Inc.(a)	34,805	1,553,695
Era Group, Inc.(a)(b)	28,898	241,009
Hawaiian Holdings, Inc.	71,142	1,951,425
Mesa Air Group, Inc.(a)	31,064	283,925
SkyWest, Inc.	74,754	4,535,325
Spirit Airlines, Inc.(a)	102,429	4,888,936

		18,370,326

Alternative Energy — 0.1%
Ameresco, Inc., Class A(a)(b)	32,792	483,026
Green Brick Partners, Inc.(a)	36,306	301,703
Green Plains, Inc.	58,968	635,675
REX American Resources Corp.(a)	8,796	641,228
TerraForm Power, Inc., Class A	107,229	1,533,375
Vivint Solar, Inc.(a)(b)	65,109	475,296

		4,070,303

Aluminum — 0.1%
Century Aluminum Co.(a)	74,984	518,140
Kaiser Aluminum Corp.	23,881	2,331,024

		2,849,164

Asset Management & Custodian — 0.8%
Ares Management Corp., Class A	96,142	2,516,036
Arlington Asset Investment Corp., Class A	53,877	370,674

Security	Shares	Value

Asset Management & Custodian (continued)
Artisan Partners Asset Management, Inc., Class A	74,722	$2,056,349
B. Riley Financial, Inc.	29,506	615,495
BrightSphere Investment Group PLC	116,038	1,323,994
Cohen & Steers, Inc.	34,012	1,749,577
Cowen, Inc., Class A(a)	42,966	738,586
Diamond Hill Investment Group, Inc.	4,639	657,439
Federated Investors, Inc., Class B	143,990	4,679,675
Focus Financial Partners, Inc., Class A(a)	45,245	1,235,641
GAMCO Investors, Inc., Class A	7,838	150,255
Hamilton Lane, Inc., Class A	32,540	1,856,732
Och-Ziff Capital Management Group, Inc., Class A	25,152	577,490
Oppenheimer Holdings, Inc., Class A	14,150	385,163
PJT Partners, Inc., Class A(b)	34,666	1,404,666
Pzena Investment Management, Inc., Class A	23,608	202,793
Silvercrest Asset Management Group, Inc., Class A	10,824	151,861
Virtus Investment Partners, Inc.	10,214	1,096,984
Waddell & Reed Financial, Inc., Class A	110,717	1,845,652
Westwood Holdings Group, Inc.	12,200	429,440
WisdomTree Investments, Inc.	199,019	1,227,947

		25,272,449

Auto Parts — 1.0%
Adient PLC	130,952	3,178,205
American Axle & Manufacturing Holdings, Inc.(a)	167,246	2,134,059
Dana, Inc.	215,716	4,301,377
Dorman Products, Inc.(a)	40,245	3,506,949
Fox Factory Holding Corp.(a)	56,186	4,635,907
Gentherm, Inc.(a)	50,987	2,132,786
Meritor, Inc.(a)(b)	119,800	2,905,150
Standard Motor Products, Inc.	30,939	1,402,774
Stoneridge, Inc.(a)(b)	41,401	1,306,202
Tenneco, Inc., Class A	77,276	856,991
Tower International, Inc.	29,817	581,431
Visteon Corp.(a)	42,179	2,470,846

		29,412,677

Auto Services — 0.1%
Cooper Tire & Rubber Co.	75,079	2,368,742

Back Office Support, HR & Consulting — 2.0%
ASGN, Inc.(a)	76,309	4,624,325
Barrett Business Services, Inc.	10,696	883,490
BG Staffing, Inc.	14,823	279,858
CBIZ, Inc.(a)	75,699	1,482,943
Conduent, Inc.(a)	258,416	2,478,209
CRA International, Inc.	11,693	448,193
DHI Group, Inc.(a)	76,356	272,591
Exela Technologies, Inc.(a)(b)	60,938	133,454
ExlService Holdings, Inc.(a)(b)	50,059	3,310,402
Forrester Research, Inc.	15,894	747,495
FTI Consulting, Inc.(a)	56,308	4,720,863
GP Strategies Corp.(a)	18,507	279,086
Hackett Group, Inc.	36,506	612,936
Heidrick & Struggles International, Inc.	27,829	834,035
Huron Consulting Group, Inc.(a)(b)	33,482	1,686,823
ICF International, Inc.	27,098	1,972,734
Insperity, Inc.	57,873	7,068,608
Kelly Services, Inc., Class A	49,455	1,295,226
Kforce, Inc.	33,219	1,165,655
Korn Ferry	84,249	3,375,857
Liquidity Services, Inc.(a)	40,897	249,063
MAXIMUS, Inc.	94,988	6,890,430
Navigant Consulting, Inc.	61,318	1,421,964
NV5 Global, Inc.(a)(b)	15,213	1,238,338
PRGX Global, Inc.(a)	26,420	177,542
Resources Connection, Inc.	45,658	730,985

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
StarTek, Inc.(a)	24,267	$198,261
Sykes Enterprises, Inc.(a)	57,832	1,588,067
Target Hospitality Corp.(a)	49,306	448,685
TriNet Group, Inc.(a)(b)	66,731	4,524,362
TrueBlue, Inc.(a)	59,715	1,317,313
TTEC Holdings, Inc.	21,098	982,956
WageWorks, Inc.(a)	59,737	3,034,042

		60,474,791

Banks: Diversified — 9.3%
1st Constitution Bancorp	9,665	178,513
1st Source Corp.	23,749	1,101,954
ACNB Corp.	9,978	394,829
Allegiance Bancshares, Inc.(a)(b)	29,064	968,994
Amalgamated Bank, Class A	20,686	360,971
Ambac Financial Group, Inc.(a)	67,447	1,136,482
Amerant Bancorp, Inc.(a)	28,886	569,343
American National Bankshares, Inc.	15,168	587,760
Ameris Bancorp	71,568	2,804,750
Ames National Corp.	13,252	359,129
Arrow Financial Corp.	18,493	642,262
Atlantic Capital Bancshares, Inc.(a)(b)	35,205	602,710
Atlantic Union Bankshares Corp.	121,366	4,287,861
BancFirst Corp.	27,805	1,547,626
Banco Latinoamericano de Comercio Exterior SA	46,072	959,680
Bancorp, Inc.(a)	76,578	683,076
BancorpSouth Bank	142,923	4,150,484
Bank First National Corp.	8,626	594,849
Bank of Commerce Holdings	25,875	276,604
Bank of Marin Bancorp	19,986	819,826
Bank of NT Butterfield & Son Ltd.	81,699	2,774,498
Bank of Princeton	8,385	251,550
Bank7 Corp.(a)(b)	4,335	80,154
Bankwell Financial Group, Inc.	9,926	284,876
Banner Corp.	49,040	2,655,516
Bar Harbor Bankshares	21,991	584,741
Baycom Corp.(a)(b)	15,481	339,034
BCB Bancorp, Inc.	20,172	279,382
Boston Private Financial Holdings, Inc.	79,294	957,079
Bridge Bancorp, Inc.	25,126	740,212
Bridgewater Bancshares, Inc.(a)(b)	34,824	401,869
Bryn Mawr Bank Corp.	29,703	1,108,516
Business First Bancshares, Inc.	18,633	474,210
Byline Bancorp, Inc.(a)	34,786	665,108
C&F Financial Corp.	4,443	242,632
Cadence BanCorp	187,515	3,900,312
Cambridge Bancorp	6,406	522,089
Camden National Corp.	22,902	1,050,515
Capital Bancorp, Inc.(a)	11,491	141,339
Capital City Bank Group, Inc.	20,057	498,416
Capitol Federal Financial, Inc.	197,212	2,715,609
Capstar Financial Holdings, Inc.	21,801	330,285
Carolina Financial Corp.	31,249	1,096,527
Carter Bank & Trust(a)	33,815	667,846
Cathay General Bancorp	114,519	4,112,377
CBTX, Inc.	27,207	765,605
CenterState Bank Corp.	187,962	4,328,765
Central Pacific Financial Corp.	35,589	1,066,246
Central Valley Community Bancorp	17,069	366,471
Century Bancorp, Inc., Class A	3,843	337,800
Chemical Financial Corp.	106,929	4,395,851
Chemung Financial Corp.	5,302	256,299
Citizens & Northern Corp.	16,836	443,292
City Holding Co.	24,015	1,831,384
Civista Bancshares, Inc.	22,902	514,150

Security	Shares	Value

Banks: Diversified (continued)
CNB Financial Corp.	21,391	$604,082
Coastal Financial Corp.(a)	11,174	172,862
Codorus Valley Bancorp, Inc.	13,687	314,801
Colony Bankcorp, Inc.	11,090	187,976
Columbia Banking System, Inc.	105,777	3,827,012
Columbia Financial, Inc.(a)(b)	79,010	1,193,051
Community Bank System, Inc.	72,163	4,751,212
Community Bankers Trust Corp.	31,429	266,204
Community Financial Corp.	7,306	246,431
Community Trust Bancorp, Inc.	23,095	976,688
ConnectOne Bancorp, Inc.	49,458	1,120,718
Customers Bancorp, Inc.(a)	42,860	900,060
CVB Financial Corp.	199,395	4,193,277
DNB Financial Corp.	4,928	219,148
Eagle Bancorp, Inc.	50,273	2,721,277
Enterprise Bancorp, Inc.	12,572	398,658
Enterprise Financial Services Corp.	36,786	1,530,298
Equity Bancshares, Inc., Class A(a)(b)	22,562	601,503
Esquire Financial Holdings, Inc.(a)	9,516	239,327
Evans Bancorp, Inc.	6,201	233,964
Farmers & Merchants Bancorp, Inc./Archbold	15,053	438,343
Farmers National Banc Corp.	38,237	567,055
FB Financial Corp.	25,408	929,933
Fidelity D&D Bancorp, Inc.	3,808	255,898
Fidelity Southern Corp.	32,622	1,010,303
Financial Institutions, Inc.	23,458	683,801
First Bancorp, Inc.	14,628	392,762
First BanCorp, Puerto Rico	320,554	3,538,916
First Bancorp/Southern Pines NC	45,119	1,643,234
First Bancshares, Inc.	24,759	751,188
First Bank/Hamilton	24,797	291,117
First Busey Corp.	77,501	2,046,801
First Business Financial Services, Inc.	12,487	293,445
First Choice Bancorp	15,061	342,487
First Commonwealth Financial Corp.	119,959	1,615,848
First Community Bancshares, Inc.	22,920	773,779
First Financial Bancorp	139,878	3,387,845
First Financial Bankshares, Inc.	194,272	5,981,635
First Financial Corp.	20,173	810,148
First Foundation, Inc.	58,375	784,560
First Guaranty Bancshares, Inc.	6,361	132,627
First Internet Bancorp	14,609	314,678
First Interstate Bancsystem, Inc., Class A	55,938	2,215,704
First Merchants Corp.	74,183	2,811,536
First Mid Bancshares, Inc.	21,726	758,672
First Midwest Bancorp, Inc.	151,549	3,102,208
First Northwest Bancorp	12,078	196,268
First of Long Island Corp.	36,246	727,820
Flagstar Bancorp, Inc.	43,010	1,425,351
FNCB Bancorp, Inc.	25,542	197,695
Franklin Financial Network, Inc.	19,579	545,471
Franklin Financial Services Corp.	6,257	238,517
FS Bancorp, Inc.	5,969	309,612
Fulton Financial Corp.	246,453	4,034,436
FVCBankcorp, Inc.(a)	18,117	351,832
German American Bancorp, Inc.	34,664	1,044,080
Glacier Bancorp, Inc.	119,594	4,849,537
Great Western Bancorp, Inc.	80,467	2,874,281
Guaranty Bancshares, Inc.	12,291	382,865
Hancock Whitney Corp.	127,789	5,119,227
Hanmi Financial Corp.	35,695	794,928
HarborOne Bancorp, Inc.(a)(b)	21,804	408,389
Hawthorn Bancshares, Inc.	8,447	226,380
Heartland Financial USA, Inc.	48,966	2,190,249

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Heritage Commerce Corp.	62,348	$763,763
Home BancShares, Inc.	231,724	4,463,004
Hope Bancorp, Inc.	180,116	2,481,998
Horizon Bancorp	54,642	892,850
Howard Bancorp, Inc.(a)	19,237	291,825
IBERIABANK Corp.	80,552	6,109,869
Independent Bank Corp.	83,295	4,510,656
Independent Bank Group, Inc.	54,130	2,974,985
International Bancshares Corp.	83,065	3,132,381
Investar Holding Corp.	13,893	331,348
Lakeland Bancorp, Inc.	72,765	1,175,155
Lakeland Financial Corp.	36,794	1,723,063
LCNB Corp.	18,632	354,008
Level One Bancorp, Inc.	6,520	162,935
Live Oak Bancshares, Inc.	36,778	630,743
Luther Burbank Corp.	29,797	324,489
Macatawa Bank Corp.	38,833	398,427
Mackinac Financial Corp.	13,764	217,471
MainStreet Bancshares, Inc.(a)	10,601	241,597
MBT Financial Corp.	26,651	267,043
Mercantile Bank Corp.	23,953	780,389
Merchants Bancorp	12,871	219,193
Metropolitan Bank Holding Corp.(a)	10,474	460,856
Mid Penn Bancorp, Inc.	10,292	256,785
Midland States Bancorp, Inc.	32,346	864,285
MidSouth Bancorp, Inc.(b)	23,465	278,060
MVB Financial Corp.	14,089	238,949
National Bank Holdings Corp., Class A	44,048	1,598,942
National Bankshares, Inc.	9,442	367,577
NBT Bancorp, Inc.	63,747	2,391,150
Nicolet Bankshares, Inc.(a)(b)	12,237	759,428
Northeast Bank(a)	10,902	300,677
Northrim BanCorp, Inc.	10,089	359,774
Norwood Financial Corp.	8,619	300,027
Oak Valley Bancorp	9,369	183,164
OFG Bancorp	75,520	1,795,110
Ohio Valley Banc Corp.	5,420	209,049
Old Line Bancshares, Inc.	22,497	598,645
Old National Bancorp	258,352	4,286,060
Old Second Bancorp, Inc.	41,646	531,819
OP Bancorp	16,369	177,440
Opus Bank	32,683	689,938
Origin Bancorp, Inc.	28,859	952,347
Orrstown Financial Services, Inc.	15,263	335,633
Pacific Mercantile Bancorp(a)	29,041	239,588
Pacific Premier Bancorp, Inc.	91,689	2,831,356
Park National Corp.	20,253	2,012,946
Parke Bancorp, Inc.	13,443	321,960
PCB Bancorp	18,484	314,967
PCSB Financial Corp.	23,809	482,132
Peapack Gladstone Financial Corp.	28,233	793,912
Penns Woods Bancorp, Inc.	6,802	307,791
People’s Utah Bancorp	23,410	688,254
Peoples Bancorp of North Carolina, Inc.	6,088	182,944
Peoples Bancorp, Inc.	26,869	866,794
Peoples Financial Services Corp.	9,631	433,299
Preferred Bank	21,180	1,000,755
Premier Financial Bancorp, Inc.	19,468	292,020
Provident Financial Services, Inc.	92,197	2,235,777
QCR Holdings, Inc.	22,031	768,221
RBB Bancorp	24,237	468,744
Red River Bancshares, Inc.(a)	1,039	50,340
Reliant Bancorp Inc.	14,918	352,512
Renasant Corp.	85,118	3,059,141

Security	Shares	Value

Banks: Diversified (continued)
Republic Bancorp, Inc., Class A	14,470	$719,883
Republic First Bancorp, Inc.(a)(b)	65,209	320,176
S&T Bancorp, Inc.	43,494	1,630,155
Sandy Spring Bancorp, Inc.	51,988	1,813,341
SB One Bancorp	12,221	273,139
Seacoast Banking Corp. of Florida(a)(b)	75,383	1,917,744
Select Bancorp, Inc.(a)	24,034	274,949
ServisFirst Bancshares, Inc.	71,033	2,433,591
Shore Bancshares, Inc.	18,876	308,434
Sierra Bancorp	21,107	572,422
Simmons First National Corp., Class A	135,568	3,153,312
SmartFinancial, Inc.(a)	19,002	412,153
South Plains Financial, Inc.(a)	5,091	84,002
South State Corp.	52,380	3,858,835
Southern First Bancshares, Inc.(a)(b)	10,983	430,094
Southern National Bancorp of Virginia, Inc.	29,430	450,573
Southside Bancshares, Inc.	47,876	1,550,225
Spirit of Texas Bancshares, Inc.(a)	17,540	394,650
Stock Yards Bancorp, Inc.	31,454	1,137,062
Summit Financial Group, Inc.	16,517	443,481
Tompkins Financial Corp.	22,009	1,795,934
TowneBank	99,525	2,715,042
Trico Bancshares	39,960	1,510,488
TriState Capital Holdings, Inc.(a)(b)	36,470	778,270
Triumph Bancorp, Inc.(a)	36,765	1,068,023
TrustCo Bank Corp. NY	141,994	1,124,592
Trustmark Corp.	96,066	3,194,194
UMB Financial Corp.	66,182	4,356,099
Union Bankshares, Inc.	5,098	188,677
United Bankshares, Inc.	145,736	5,405,348
United Community Banks, Inc.	82,241	2,348,803
United Community Financial Corp.	71,303	682,370
United Security Bancshares	19,344	220,328
Unity Bancorp, Inc.	11,457	260,074
Univest Financial Corp.	42,950	1,127,867
Valley National Bancorp	484,743	5,225,530
Veritex Holdings, Inc.	78,530	2,037,854
Washington Trust Bancorp, Inc.	22,674	1,183,129
WesBanco, Inc.	78,897	3,041,479
West BanCorp., Inc.	23,880	506,734
Westamerica BanCorp	38,926	2,398,231

		282,131,915

Banks: Savings, Thrift & Mortgage Lending — 1.6%
Axos Financial, Inc.(a)	86,330	2,352,492
Banc of California, Inc.	67,650	945,071
BankFinancial Corp.	20,813	291,174
Berkshire Hills Bancorp, Inc.	69,060	2,167,793
Brookline Bancorp, Inc.	105,892	1,628,619
Dime Community Bancshares, Inc.	47,029	893,081
Entegra Financial Corp.(a)(b)	9,091	273,821
ESSA Bancorp, Inc.	12,615	192,379
First Capital, Inc.	4,838	244,513
First Defiance Financial Corp.	29,002	828,587
First Financial Northwest, Inc.	10,533	149,042
Flushing Financial Corp.	40,364	896,081
Great Southern Bancorp, Inc.	16,534	989,560
Greene County Bancorp, Inc.	3,947	116,121
Heritage Financial Corp.	54,722	1,616,488
Hingham Institution for Savings	2,073	410,475
Home Bancorp, Inc.	11,332	436,055
HomeStreet, Inc.(a)(b)	37,114	1,100,059
Investors Bancorp, Inc.	344,341	3,839,402
Kearny Financial Corp.	129,312	1,718,556
Ladder Capital Corp.	153,730	2,553,455

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
LegacyTexas Financial Group, Inc.	71,887	$2,926,520
Malvern Bancorp, Inc.(a)(b)	10,037	220,914
Meridian Bancorp, Inc.	71,634	1,281,532
MutualFirst Financial, Inc.	8,837	300,811
Northfield Bancorp, Inc.	65,024	1,015,025
Northwest Bancshares, Inc.	143,840	2,533,022
OceanFirst Financial Corp.	75,464	1,875,280
Ocwen Financial Corp.(a)(b)	201,086	416,248
Oritani Financial Corp.	58,864	1,044,247
Ponce de Leon Federal Bank(a)	11,548	165,021
Provident Bancorp, Inc.(a)(b)	5,901	165,169
Provident Financial Holdings, Inc.	8,745	183,558
Prudential Bancorp, Inc.	11,455	216,729
Riverview Bancorp, Inc.	31,751	271,154
Southern Missouri Bancorp, Inc.	11,753	409,357
Sterling Bancorp, Inc.(b)	32,006	319,100
Territorial Bancorp, Inc.	12,609	389,618
Timberland Bancorp, Inc.	10,262	306,629
United Financial Bancorp, Inc.	75,806	1,074,929
Washington Federal, Inc.	119,667	4,179,968
Waterstone Financial, Inc.	38,974	664,896
Western New England Bancorp, Inc.	33,002	308,239
WSFS Financial Corp.	78,496	3,241,885

		47,152,675

Beverage: Brewers & Distillers — 0.2%
Boston Beer Co., Inc., Class A(a)(b)	12,476	4,712,934
Craft Brew Alliance, Inc.(a)(b)	16,494	230,751
Primo Water Corp.(a)	52,312	643,437

		5,587,122

Beverage: Soft Drinks — 0.1%
Celsius Holdings, Inc.(a)(b)	31,056	137,889
Coca-Cola Consolidated, Inc.(b)	7,016	2,099,538
Farmer Bros Co.(a)	15,806	258,744
National Beverage Corp.(b)	17,633	786,961
New Age Beverages Corp.(a)	108,005	503,303

		3,786,435

Biotechnology — 7.3%
Acceleron Pharma, Inc.(a)(b)	67,242	2,762,301
Acorda Therapeutics, Inc.(a)(b)	67,001	513,898
ADMA Biologics, Inc.(a)	40,818	157,966
Aduro Biotech, Inc.(a)	85,499	131,668
Adverum Biotechnologies, Inc.(a)(b)	79,311	943,008
Aeglea BioTherapeutics, Inc.(a)	39,064	267,588
Affimed NV(a)	89,911	258,045
Agenus, Inc.(a)(b)	156,226	468,678
AgeX Therapeutics, Inc.(a)(b)	31,756	116,545
Aimmune Therapeutics, Inc.(a)(b)	66,332	1,381,032
Akcea Therapeutics, Inc.(a)(b)	18,236	427,634
Akebia Therapeutics, Inc.(a)	176,264	853,118
Albireo Pharma, Inc.(a)(b)	15,418	497,076
Alder Biopharmaceuticals, Inc.(a)(b)	108,907	1,281,835
Aldeyra Therapeutics, Inc.(a)(b)	33,673	202,038
Alector, Inc.(a)(b)	14,672	278,768
Allakos, Inc.(a)(b)	25,901	1,122,290
Allogene Therapeutics, Inc.(a)(b)	57,913	1,554,964
AMAG Pharmaceuticals, Inc.(a)	47,393	473,456
Amicus Therapeutics, Inc.(a)	345,751	4,314,972
AnaptysBio, Inc.(a)	36,678	2,069,373
Anavex Life Sciences Corp.(a)	64,094	215,997
ANI Pharmaceuticals, Inc.(a)	13,646	1,121,701
Apellis Pharmaceuticals, Inc.(a)	72,164	1,828,636
Arcus Biosciences, Inc.(a)	47,080	374,286
Ardelyx, Inc.(a)	70,416	189,419

Security	Shares	Value

Biotechnology (continued)
Arena Pharmaceuticals, Inc.(a)	74,595	$4,373,505
ArQule, Inc.(a)(b)	157,350	1,732,423
Array BioPharma, Inc.(a)	332,749	15,416,261
Arvinas Holding Co. LLC(a)	26,268	577,633
Assembly Biosciences, Inc.(a)	33,772	455,584
Atara Biotherapeutics, Inc.(a)(b)	66,236	1,332,006
Athenex, Inc.(a)	88,459	1,751,488
Athersys, Inc.(a)(b)	191,156	321,142
Audentes Therapeutics, Inc.(a)(b)	65,480	2,479,073
Avid Bioservices, Inc.(a)(b)	81,053	453,897
Avrobio, Inc.(a)(b)	23,416	380,744
Bellicum Pharmaceuticals, Inc.(a)	13,048	22,182
Beyondspring, Inc.(a)	15,987	378,892
BioCryst Pharmaceuticals, Inc.(a)	164,410	623,114
BioDelivery Sciences International, Inc.(a)	121,763	566,198
Biohaven Pharmaceutical Holding Co. Ltd.(a)	49,708	2,176,713
BioTelemetry, Inc.(a)	49,549	2,385,784
BioTime, Inc.(a)(b)	159,352	175,287
Bioxcel Therapeutics, Inc.(a)	9,001	98,651
Blueprint Medicines Corp.(a)	72,911	6,877,695
Calithera Biosciences, Inc.(a)	51,406	200,483
Calyxt, Inc.(a)	13,922	173,747
CASI Pharmaceuticals, Inc.(a)(b)	65,863	210,762
Catalyst Pharmaceuticals, Inc.(a)(b)	144,024	553,052
CEL-SCI Corp.(a)	39,350	329,753
Celcuity, Inc.(a)(b)	7,867	196,675
Cellular Biomedicine Group, Inc.(a)	17,384	287,358
Checkpoint Therapeutics, Inc.(a)	34,417	104,284
ChemoCentryx, Inc.(a)(b)	60,830	565,719
Chiasma, Inc.(a)	38,883	290,456
Clovis Oncology, Inc.(a)(b)	72,899	1,084,008
Codexis, Inc.(a)	78,933	1,454,735
Coherus Biosciences, Inc.(a)	92,412	2,042,305
Collegium Pharmaceutical, Inc.(a)(b)	47,985	631,003
Constellation Pharmaceuticals, Inc.(a)(b)	21,998	270,135
Contra GTX, Inc.(a)(b)	944	1,935
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	85,163	590,180
Cortexyme, Inc.(a)	4,314	183,388
Crinetics Pharmaceuticals, Inc.(a)(b)	16,486	412,150
Cue Biopharma, Inc.(a)(b)	23,641	212,533
Cyclerion Therapeutics, Inc.(a)	35,255	403,670
Cymabay Therapeutics, Inc.(a)	102,844	736,363
Cytokinetics, Inc.(a)	81,763	919,834
CytomX Therapeutics, Inc.(a)	68,663	770,399
CytoSorbents Corp.(a)(b)	45,712	302,156
Deciphera Pharmaceuticals, Inc.(a)	22,051	497,250
Denali Therapeutics, Inc.(a)(b)	71,587	1,486,146
Dermira, Inc.(a)(b)	69,619	665,558
Dova Pharmaceuticals, Inc.(a)(b)	15,652	220,693
Dynavax Technologies Corp.(a)	96,752	386,040
Editas Medicine, Inc.(a)(b)	74,097	1,833,160
Eidos Therapeutics, Inc.(a)(b)	16,523	513,535
Eiger Biopharmaceuticals, Inc.(a)	34,997	370,968
Emergent Biosolutions, Inc.(a)(b)	68,126	3,291,167
Enzo Biochem, Inc.(a)(b)	58,964	198,709
Epizyme, Inc.(a)	115,943	1,455,085
Evelo Biosciences, Inc.(a)(b)	18,681	167,755
Evofem Biosciences, Inc.(a)	21,125	140,270
EyePoint Pharmaceuticals, Inc.(a)	92,423	151,574
Fate Therapeutics, Inc.(a)	78,106	1,585,552
FibroGen, Inc.(a)(b)	115,906	5,236,633
Five Prime Therapeutics, Inc.(a)	50,461	304,280
Forty Seven, Inc.(a)	24,658	261,375
G1 Therapeutics, Inc.(a)(b)	50,517	1,548,851

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
GenMark Diagnostics, Inc.(a)(b)	81,294	$527,598
Genomic Health, Inc.(a)(b)	40,224	2,339,830
Geron Corp.(a)(b)	243,434	343,242
Global Blood Therapeutics, Inc.(a)(b)	81,286	4,275,644
GlycoMimetics, Inc.(a)(b)	48,519	578,346
Gossamer Bio, Inc.(a)(b)	29,870	662,517
Gritstone Oncology, Inc.(a)	37,208	414,497
Halozyme Therapeutics, Inc.(a)	213,726	3,671,813
Harpoon Therapeutics, Inc.(a)(b)	8,694	113,022
Heron Therapeutics, Inc.(a)(b)	110,192	2,048,469
Homology Medicines, Inc.(a)	36,300	710,391
Immunic, Inc.(a)	776	8,900
ImmunoGen, Inc.(a)(b)	216,537	469,885
Immunomedics, Inc.(a)(b)	261,321	3,624,522
Inovio Pharmaceuticals, Inc.(a)(b)	137,015	402,824
Insmed, Inc.(a)	115,748	2,963,149
Intellia Therapeutics, Inc.(a)(b)	54,355	889,791
Intercept Pharmaceuticals, Inc.(a)(b)	36,969	2,941,623
Intrexon Corp.(a)(b)	115,833	887,281
Invitae Corp.(a)	129,378	3,040,383
Iovance Biotherapeutics, Inc.(a)	171,219	4,198,290
Jounce Therapeutics, Inc.(a)	20,318	100,574
Kadmon Holdings, Inc.(a)	194,386	400,435
Kala Pharmaceuticals, Inc.(a)(b)	32,605	208,020
Kaleido Biosciences, Inc.(a)	7,531	87,360
KalVista Pharmaceuticals, Inc.(a)	17,427	386,008
Karyopharm Therapeutics, Inc.(a)(b)	86,231	516,524
Kezar Life Sciences, Inc.(a)(b)	23,224	179,057
Kindred Biosciences, Inc.(a)	55,304	460,682
Kiniksa Pharmaceuticals Ltd., Class A(a)	20,831	282,052
Kodiak Sciences, Inc.(a)	35,203	411,875
Krystal Biotech, Inc.(a)	13,083	526,852
Kura Oncology, Inc.(a)	43,271	852,006
Lexicon Pharmaceuticals, Inc.(a)(b)	60,297	379,268
Ligand Pharmaceuticals, Inc.(a)(b)	29,705	3,390,826
LogicBio Therapeutics, Inc.(a)	10,264	133,432
MacroGenics, Inc.(a)	71,164	1,207,653
Madrigal Pharmaceuticals, Inc.(a)	11,667	1,222,818
Magenta Therapeutics, Inc.(a)	29,075	428,856
MannKind Corp.(a)(b)	279,952	321,945
Marinus Pharmaceuticals, Inc.(a)(b)	74,919	310,914
Marker Therapeutics, Inc.(a)	40,458	320,427
MediciNova, Inc.(a)(b)	60,598	583,559
MeiraGTx Holdings PLC(a)	23,307	626,492
Menlo Therapeutics, Inc.(a)	23,125	138,519
Mersana Therapeutics, Inc.(a)(b)	53,620	217,161
Millendo Therapeutics, Inc.(a)	14,021	162,083
Minerva Neurosciences, Inc.(a)(b)	40,310	226,945
Mirati Therapeutics, Inc.(a)	37,304	3,842,312
Molecular Templates, Inc.(a)	25,419	212,249
Momenta Pharmaceuticals, Inc.(a)	147,109	1,831,507
Mustang Bio, Inc.(a)	41,563	152,952
Myriad Genetics, Inc.(a)	104,733	2,909,483
Natera, Inc.(a)	83,542	2,304,088
Neon Therapeutics, Inc.(a)(b)	21,282	100,877
NextCure, Inc.(a)	4,317	64,669
NGM Biopharmaceuticals, Inc.(a)	10,040	146,986
Novavax, Inc.(a)(b)	35,038	205,323
Odonate Therapeutics, Inc.(a)	11,581	424,907
Omeros Corp.(a)(b)	69,498	1,090,424
Oncocyte Corp.(a)	32,093	79,912
OPKO Health, Inc.(a)(b)	507,163	1,237,478
Pacific Biosciences of California, Inc.(a)	212,514	1,285,710
Palatin Technologies, Inc.(a)(b)	302,152	350,496

Security	Shares	Value

Biotechnology (continued)
PDL BioPharma, Inc.(a)(b)	190,995	$599,724
Pfenex, Inc.(a)(b)	44,540	300,200
PhaseBio Pharmaceuticals, Inc.(a)	20,486	268,776
Pieris Pharmaceuticals, Inc.(a)(b)	68,481	321,861
Precision BioSciences, Inc.(a)	13,682	181,287
Principia Biopharma, Inc.(a)(b)	19,997	663,700
Progenics Pharmaceuticals, Inc.(a)	123,654	762,945
Protagonist Therapeutics, Inc.(a)	22,640	274,170
Prothena Corp. PLC(a)	60,023	634,443
PTC Therapeutics, Inc.(a)	85,505	3,847,725
Pulse Biosciences, Inc.(a)(b)	16,790	221,628
Puma Biotechnology, Inc.(a)(b)	44,429	564,693
Ra Pharmaceuticals, Inc.(a)	46,753	1,405,863
RadNet, Inc.(a)(b)	61,321	845,617
Recro Pharma, Inc.(a)	28,597	290,831
REGENXBIO, Inc.(a)	49,841	2,560,332
Repligen Corp.(a)(b)	70,800	6,085,260
Replimune Group, Inc.(a)	16,173	237,096
resTORbio, Inc.(a)	22,328	227,746
Retrophin, Inc.(a)	63,494	1,275,594
Rhythm Pharmaceuticals, Inc.(a)	34,301	754,622
Rigel Pharmaceuticals, Inc.(a)	251,151	655,504
Rocket Pharmaceuticals, Inc.(a)(b)	44,399	665,985
Rockwell Medical, Inc.(a)	83,288	250,697
RTI Surgical Holdings, Inc.(a)	84,809	360,438
Rubius Therapeutics, Inc.(a)(b)	52,171	820,650
Sangamo Therapeutics, Inc.(a)(b)	171,510	1,847,163
Savara, Inc.(a)(b)	38,236	90,619
Scholar Rock Holding Corp.(a)(b)	23,148	367,127
Seres Therapeutics, Inc.(a)	28,324	91,203
Solid Biosciences, Inc.(a)(b)	16,670	95,853
Sorrento Therapeutics, Inc.(a)(b)	174,647	466,307
Spark Therapeutics, Inc.(a)(b)	51,329	5,255,063
Spero Therapeutics, Inc.(a)	15,297	176,068
Stemline Therapeutics, Inc.(a)	59,812	916,320
Strongbridge Biopharma PLC(a)	54,034	169,126
Sutro Biopharma, Inc.(a)(b)	16,245	184,868
Syneos Health, Inc.(a)	92,980	4,750,348
Synlogic, Inc.(a)(b)	23,429	213,204
Synthorx, Inc.(a)	10,222	138,099
Syros Pharmaceuticals, Inc.(a)	51,737	479,085
TCR2 Therapeutics, Inc.(a)	2,649	37,907
Tocagen, Inc.(a)(b)	28,792	192,331
Translate Bio, Inc.(a)	47,171	595,770
Tricida, Inc.(a)(b)	32,595	1,286,199
Turning Point Therapeutics, Inc.(a)	9,915	403,540
Twist Bioscience Corp.(a)(b)	31,747	920,980
Tyme Technologies, Inc.(a)(b)	138,000	168,360
UNITY Biotechnology, Inc.(a)	39,847	378,547
UroGen Pharma Ltd.(a)	27,973	1,005,350
Vanda Pharmaceuticals, Inc.(a)	77,748	1,095,469
VBI Vaccines, Inc.(a)	125,278	146,575
Veracyte, Inc.(a)	69,554	1,982,985
Vericel Corp.(a)(b)	64,153	1,211,850
Verrica Pharmaceuticals, Inc.(a)(b)	19,248	223,662
Viking Therapeutics, Inc.(a)(b)	96,884	804,137
X4 Pharmaceuticals, Inc.(a)	10,423	156,345
XBiotech, Inc.(a)	24,943	189,068
Xencor, Inc.(a)(b)	70,637	2,891,172
Xeris Pharmaceuticals, Inc.(a)(b)	39,809	455,415
Y-mAbs Therapeutics, Inc.(a)(b)	30,382	694,836
ZIOPHARM Oncology, Inc.(a)(b)	239,656	1,397,194

		221,615,513

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Materials — 1.1%
Armstrong Flooring, Inc.(a)	30,219	$297,657
BlueLinx Holdings, Inc.(a)(b)	15,949	315,950
Builders FirstSource, Inc.(a)	170,206	2,869,673
Caesarstone Ltd.	33,664	505,970
Continental Building Products, Inc.(a)	53,934	1,433,026
Cornerstone Building Brands, Inc.(a)(b)	68,658	400,276
Gibraltar Industries, Inc.(a)	48,197	1,945,231
Griffon Corp.	53,058	897,741
Louisiana-Pacific Corp.	185,433	4,862,053
Masonite International Corp.(a)	37,648	1,983,297
Patrick Industries, Inc.(a)	33,332	1,639,601
PGT Innovations, Inc.(a)(b)	84,735	1,416,769
Quanex Building Products Corp.	49,267	930,654
Simpson Manufacturing Co., Inc.	66,891	4,445,576
Summit Materials, Inc., Class A(a)(b)	168,031	3,234,597
Trex Co., Inc.(a)	87,751	6,291,747

		33,469,818

Building: Climate Control — 0.2%
AAON, Inc.	61,320	3,077,037
Comfort Systems USA, Inc.	54,314	2,769,471

		5,846,508

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(a)	101,420	3,724,142
Forterra, Inc.(a)(b)	24,733	122,923
Foundation Building Materials, Inc.(a)	22,155	393,916
JELD-WEN Holding, Inc.(a)(b)	100,846	2,140,961

		6,381,942

Cable Television Services — 0.1%
Liberty Latin America Ltd., Class A(a)	69,053	1,189,783
Liberty Latin America Ltd., Class C(a)(b)	169,981	2,921,974
WideOpenWest, Inc.(a)(b)	39,377	285,877

		4,397,634

Casinos & Gambling — 0.5%
Boyd Gaming Corp.	120,339	3,241,933
Century Casinos, Inc.(a)	40,692	394,712
Eldorado Resorts, Inc.(a)(b)	98,373	4,532,044
Inspired Entertainment, Inc.(a)	13,208	111,476
Monarch Casino & Resort, Inc.(a)(b)	16,928	723,503
Penn National Gaming, Inc.(a)(b)	165,836	3,194,001
Scientific Games Corp., Class A(a)	83,291	1,650,828
Twin River Worldwide Holdings, Inc.(a)	31,263	930,074

		14,778,571

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	16,588	84,931
US Concrete, Inc.(a)(b)	23,857	1,185,454

		1,270,385

Chemicals: Diversified — 0.8%
AdvanSix, Inc.(a)	43,640	1,066,125
American Vanguard Corp.	41,288	636,248
CSW Industrials, Inc.	22,197	1,512,726
GCP Applied Technologies, Inc.(a)(b)	80,772	1,828,678
Hawkins, Inc.	14,559	632,006
Ingevity Corp.(a)	62,787	6,603,309
Innophos Holdings, Inc.	29,281	852,370
Landec Corp.(a)	36,494	341,949
LSB Industries, Inc.(a)	27,285	106,411
Marrone Bio Innovations, Inc.(a)	69,680	104,520
OMNOVA Solutions, Inc.(a)	65,418	407,554
PolyOne Corp.	115,998	3,641,177
Rayonier Advanced Materials, Inc.	80,818	524,509

Security	Shares	Value

Chemicals: Diversified (continued)
Sensient Technologies Corp.	63,266	$4,648,786

		22,906,368

Chemicals: Specialty — 0.8%
A. Schulman, Inc.(c)	28,192	12,207
Advanced Emissions Solutions, Inc.	23,966	302,930
Amyris, Inc.(a)(b)	55,620	198,007
Balchem Corp.	48,081	4,806,658
FutureFuel Corp.	35,929	420,010
Innospec, Inc.	36,297	3,311,738
Kraton Corp.(a)	46,738	1,452,150
Livent Corp.(a)	219,008	1,515,535
Orion Engineered Carbons SA	88,951	1,904,441
PQ Group Holdings, Inc.(a)	56,560	896,476
Quaker Chemical Corp.	19,593	3,975,028
Stepan Co.	30,566	2,809,321
Tronox Holdings PLC, Class A(a)	143,443	1,833,202
Valhi, Inc.	42,640	126,641

		23,564,344

Coal — 0.3%
Arch Coal, Inc., Class A	25,158	2,370,135
CONSOL Energy, Inc.(a)	40,661	1,081,989
Contura Energy, Inc.(a)	28,362	1,471,988
Hallador Energy Co.	30,352	170,882
Peabody Energy Corp.	111,044	2,676,160
Ramaco Resources, Inc.(a)	7,950	42,294
Warrior Met Coal, Inc.	77,189	2,016,177

		9,829,625

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc.	23,819	598,810

Commercial Finance & Mortgage Companies — 0.2%
Federal Agricultural Mortgage Corp., Class C	13,469	978,658
Medallion Financial Corp.(a)	30,807	207,639
Meta Financial Group, Inc.	54,905	1,540,085
MMA Capital Holdings, Inc.(a)	7,329	245,302
On Deck Capital, Inc.(a)	99,260	411,929
PennyMac Financial Services, Inc.(f)	3,162	70,133
RE/MAX Holdings, Inc., Class A	26,681	820,708
Walker & Dunlop, Inc.	41,358	2,200,659

		6,475,113

Commercial Services & Supplies — 0.1%
Collectors Universe, Inc.	11,959	255,205
Information Services Group, Inc.(a)(b)	46,903	148,214
National Research Corp., Class A	17,960	1,034,316
Weight Watchers International, Inc.(a)	69,780	1,332,798

		2,770,533

Commercial Services: Rental & Leasing — 0.9%
Aircastle Ltd.	77,821	1,654,474
CAI International, Inc.(a)(b)	25,247	626,630
GATX Corp.	53,710	4,258,666
GMS, Inc.(a)	48,410	1,065,020
H&E Equipment Services, Inc.	47,684	1,387,128
Herc Holdings, Inc.(a)	35,991	1,649,467
Marlin Business Services Corp.	13,089	326,309
McGrath RentCorp	36,149	2,246,660
Mobile Mini, Inc.	66,793	2,032,511
NOW, Inc.(a)	161,721	2,387,002
Rush Enterprises, Inc., Class B	6,194	228,621
SiteOne Landscape Supply, Inc.(a)(b)	61,023	4,228,894
Triton International Ltd.	84,818	2,778,638
Willis Lease Finance Corp.(a)	4,412	257,308

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services: Rental & Leasing (continued)
Willscot Corp.(a)(b)	77,120	$1,159,885

		26,287,213

Commercial Vehicles & Parts — 0.4%
Blue Bird Corp.(a)	21,448	422,311
Commercial Vehicle Group, Inc.(a)	45,349	363,699
Cooper-Standard Holdings, Inc.(a)	25,942	1,188,662
Miller Industries, Inc.	16,498	507,314
Modine Manufacturing Co.(a)	73,946	1,058,167
Motorcar Parts of America, Inc.(a)(b)	27,913	597,617
Navistar International Corp.(a)(b)	74,040	2,550,678
REV Group, Inc.	46,391	668,494
Rush Enterprises, Inc., Class A	43,352	1,583,215
Spartan Motors, Inc.	51,232	561,503
Wabash National Corp.	81,569	1,327,128

		10,828,788

Communications Equipment — 0.0%
Aerohive Networks, Inc.(a)	65,270	289,146

Communications Technology — 1.1%
ADTRAN, Inc.	71,169	1,085,327
Anixter International, Inc.(a)	45,513	2,717,581
Avaya Holdings Corp.(a)	165,609	1,972,403
Bandwidth, Inc., Class A(a)	24,000	1,800,480
Bel Fuse, Inc., Class B	13,907	238,783
Calix, Inc.(a)(b)	68,322	448,192
Casa Systems, Inc.(a)(b)	47,267	303,927
Comtech Telecommunications Corp.	35,072	985,874
DASAN Zhone Solutions, Inc.(a)	8,140	105,739
Digi International, Inc.(a)	41,448	525,561
Extreme Networks, Inc.(a)	169,848	1,098,916
Finisar Corp.(a)	175,851	4,021,712
GSI Technology, Inc.(a)	22,810	195,482
Harmonic, Inc.(a)(b)	128,623	713,858
Infinera Corp.(a)(b)	261,961	762,306
Inseego Corp.(a)	66,532	318,688
Intelsat SA(a)(b)	100,106	1,947,062
InterDigital, Inc.	48,109	3,098,220
KVH Industries, Inc.(a)	24,212	263,184
Loral Space & Communications, Inc.(a)	19,165	661,384
Lumentum Holdings, Inc.(a)(b)	114,230	6,101,024
Maxar Technologies, Inc.(a)(b)	75,999	594,312
NeoPhotonics Corp.(a)	50,616	211,575
NETGEAR, Inc.(a)	45,333	1,146,472
Ooma, Inc.(a)	28,968	303,585
Pareteum Corp.(a)	160,379	418,589
Plantronics, Inc.	49,915	1,848,852
Ribbon Communications, Inc.(a)	89,102	435,709
TeleNav, Inc.(a)	47,246	377,968

		34,702,765

Computer Services Software & Systems — 6.0%
A10 Networks, Inc.(a)(b)	83,411	568,863
ACI Worldwide, Inc.(a)(b)	164,167	5,637,495
Alarm.com Holdings, Inc.(a)	54,864	2,935,224
Altair Engineering, Inc., Class A(a)(b)	57,568	2,325,172
American Software, Inc., Class A	43,055	566,173
Appfolio, Inc., Class A(a)(b)	22,872	2,339,119
Appian Corp.(a)	46,563	1,679,527
Avid Technology, Inc.(a)	47,268	431,084
Benefitfocus, Inc.(a)	44,241	1,201,143
Blackbaud, Inc.(b)	72,963	6,092,411
Blackline, Inc.(a)	63,870	3,417,684
Blucora, Inc.(a)	71,809	2,180,839
Bottomline Technologies DE, Inc.(a)	63,983	2,830,608

Security	Shares	Value

Computer Services Software & Systems (continued)
Box, Inc., Class A(a)(b)	213,970	$3,768,012
Brightcove, Inc.(a)	56,599	584,668
Carbon Black, Inc.(a)	83,306	1,392,876
Cargurus, Inc.(a)	110,835	4,002,252
Cision Ltd.(a)	136,719	1,603,714
Cloudera, Inc.(a)(b)	352,497	1,854,134
CommVault Systems, Inc.(a)	51,085	2,534,838
ComScore, Inc.(a)	73,104	377,217
Cornerstone OnDemand, Inc.(a)	83,627	4,844,512
CSG Systems International, Inc.	48,603	2,373,284
Digimarc Corp.(a)	17,116	759,779
Digital Turbine, Inc.(a)	115,530	577,650
Domo, Inc., Class B(a)(b)	25,093	685,541
Ebix, Inc.	34,685	1,741,881
Endurance International Group Holdings, Inc.(a)(b)	106,889	513,067
Envestnet, Inc.(a)(b)	71,345	4,877,858
ePlus, Inc.(a)	19,702	1,358,256
Eventbrite, Inc., Class A(a)	54,554	883,775
Everbridge, Inc.(a)(b)	48,699	4,354,665
EverQuote, Inc., Class A(a)	12,664	164,632
Evolent Health, Inc., Class A(a)	108,152	859,808
ForeScout Technologies, Inc.(a)	60,610	2,052,255
Groupon, Inc.(a)	674,561	2,414,928
GTY Technology Holdings, Inc.(a)	45,084	308,825
Ideanomics, Inc.(a)	76,370	187,870
Inovalon Holdings, Inc., Class A(a)(b)	105,075	1,524,638
Intelligent Systems Corp.(a)	10,181	293,111
Leaf Group Ltd.(a)(b)	21,613	160,152
LendingClub Corp.(a)(b)	491,198	1,611,129
Limelight Networks, Inc.(a)(b)	167,190	451,413
LivePerson, Inc.(a)	90,832	2,546,929
LiveRamp Holdings, Inc.(a)	101,935	4,941,809
Majesco(a)	10,824	100,771
ManTech International Corp., Class A	39,990	2,633,342
Meet Group, Inc.(a)	108,616	377,984
Mercury Systems, Inc.(a)	79,694	5,606,473
MicroStrategy, Inc., Class A(a)	12,424	1,780,483
Mitek Systems, Inc.(a)	36,057	358,407
Monotype Imaging Holdings, Inc.	60,285	1,015,199
Netscout Systems, Inc.(a)	111,535	2,831,874
NIC, Inc.	98,183	1,574,855
OneSpan, Inc.(a)	48,910	693,055
PAR Technology Corp.(a)	17,267	486,929
Parsons Corp.(a)	27,892	1,028,099
PDF Solutions, Inc.(a)(b)	42,204	553,716
Perficient, Inc.(a)	48,190	1,653,881
Perspecta, Inc.	211,172	4,943,537
Presidio, Inc.	68,861	941,330
Progress Software Corp.	66,399	2,896,324
PROS Holdings, Inc.(a)(b)	49,130	3,107,964
Q2 Holdings, Inc.(a)	59,828	4,568,466
QAD, Inc., Class A	16,461	661,897
Rapid7, Inc.(a)(b)	71,830	4,154,647
Rimini Street, Inc.(a)(b)	29,448	156,074
SailPoint Technologies Holding, Inc.(a)	128,033	2,565,781
Science Applications International Corp.	88,645	7,673,111
SecureWorks Corp., Class A(a)	11,391	151,386
SharpSpring, Inc.(a)	12,792	166,168
ShotSpotter, Inc.(a)(b)	11,979	529,472
Shutterstock, Inc.	28,505	1,117,111
Simulations Plus, Inc.	17,837	509,425
SPS Commerce, Inc.(a)	26,824	2,741,681
SVMK, Inc.(a)(b)	125,281	2,068,389
Synchronoss Technologies, Inc.(a)	57,129	451,890

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
TechTarget, Inc.(a)(b)	33,891	$720,184
Telaria, Inc.(a)	62,201	467,752
Tenable Holdings, Inc.(a)	55,278	1,577,634
TiVo Corp.	183,109	1,349,513
Travelzoo(a)	5,968	92,146
Tucows, Inc., Class A(a)(b)	14,267	870,572
Unisys Corp.(a)	76,306	741,694
Upland Software, Inc.(a)(b)	33,554	1,527,714
Upwork, Inc.(a)(b)	81,997	1,318,512
Varonis Systems, Inc.(a)	44,275	2,742,394
Verint Systems, Inc.(a)	97,705	5,254,575
Verra Mobility Corp.(a)	147,063	1,925,055
VirnetX Holding Corp.(a)(b)	90,484	561,906
Virtusa Corp.(a)	42,951	1,908,313
Workiva, Inc.(a)(b)	52,332	3,039,966
Yelp, Inc.(a)(b)	114,447	3,911,798
Yext, Inc.(a)(b)	138,786	2,788,211
Zix Corp.(a)(b)	79,808	725,455
Zuora, Inc., Class A(a)	127,272	1,949,807

		182,383,742

Computer Technology — 0.5%
3D Systems Corp.(a)(b)	169,615	1,543,496
AstroNova, Inc.	10,208	263,775
Cray, Inc.(a)	60,963	2,122,732
Diebold Nixdorf, Inc.(a)	112,044	1,026,323
Immersion Corp.(a)(b)	46,548	354,230
Impinj, Inc.(a)(b)	23,238	665,072
Insight Enterprises, Inc.(a)	52,921	3,080,002
PC Connection, Inc.	16,803	587,769
PCM, Inc.(a)	14,131	495,150
Safeguard Scientifics, Inc.(a)	16,406	198,020
Stratasys Ltd.(a)(b)	76,772	2,254,794
Synaptics, Inc.(a)(b)	51,961	1,514,144
USA Technologies, Inc.(a)(b)	87,916	653,216

		14,758,723

Construction — 0.5%
Aegion Corp.(a)	46,147	849,105
Construction Partners, Inc., Class A(a)	17,942	269,489
EMCOR Group, Inc.	83,362	7,344,192
Granite Construction, Inc.	70,035	3,374,286
Great Lakes Dredge & Dock Corp.(a)	90,997	1,004,607
Primoris Services Corp.	66,168	1,384,896
Sterling Construction Co., Inc.(a)	38,982	523,139
Tutor Perini Corp.(a)	59,559	826,083

		15,575,797

Consumer Electronics — 0.1%
Fitbit, Inc., Series A(a)(b)	330,673	1,454,961
Sonos, Inc.(a)	104,143	1,180,982
Universal Electronics, Inc.(a)	20,157	826,840
ZAGG, Inc.(a)(b)	38,371	267,062

		3,729,845

Consumer Lending — 0.6%
Curo Group Holdings Corp.(a)(b)	25,979	287,068
Elevate Credit, Inc.(a)	27,099	111,648
Encore Capital Group, Inc.(a)(b)	46,137	1,562,660
Enova International, Inc.(a)	48,838	1,125,716
Ezcorp, Inc., Class A(a)	75,931	719,066
FirstCash, Inc.	63,267	6,327,965
Marcus & Millichap, Inc.(a)	34,288	1,057,785
Nelnet, Inc., Class A	26,889	1,592,367
PRA Group, Inc.(a)(b)	67,209	1,891,261
Regional Management Corp.(a)	12,724	335,532

Security	Shares	Value

Consumer Lending (continued)
World Acceptance Corp.(a)	9,943	$1,631,746

		16,642,814

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)(b)	100,160	1,975,155
Chuy’s Holdings, Inc.(a)	25,107	575,453
Core-Mark Holding Co., Inc.	67,644	2,686,820
Del Frisco’s Restaurant Group, Inc.(a)(b)	56,164	447,065
Sotheby’s(a)	47,841	2,780,997
Waitr Holdings, Inc.(a)	78,322	492,645

		8,958,135

Containers & Packaging — 0.1%
Greif, Inc., Class A	38,624	1,257,211
Greif, Inc., Class B	9,000	392,850
Myers Industries, Inc.	53,160	1,024,393
UFP Technologies, Inc.(a)	10,089	419,803
Veritiv Corp.(a)	19,349	375,758

		3,470,015

Cosmetics — 0.1%
elf Beauty, Inc.(a)(b)	39,177	552,396
Inter Parfums, Inc.	26,283	1,747,556
Revlon, Inc., Class A(a)(b)	10,960	211,857

		2,511,809

Diversified Financial Services — 0.7%
Altisource Portfolio Solutions SA(a)	13,102	257,585
Associated Capital Group, Inc., Class A	3,113	116,426
Cannae Holdings, Inc.(a)(b)	100,927	2,924,865
Greenhill & Co., Inc.	28,979	393,825
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	91,930	2,590,587
Houlihan Lokey, Inc.	50,265	2,238,300
MBIA, Inc.(a)	131,180	1,221,286
MidWestOne Financial Group, Inc.	17,721	495,479
Moelis & Co., Class A	70,904	2,478,095
Piper Jaffray Cos.	21,173	1,572,519
Stifel Financial Corp.	98,507	5,817,823
Tiptree, Inc.	39,372	248,044

		20,354,834

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	71,441	4,024,986
Federal Signal Corp.	89,222	2,386,689
Harsco Corp.(a)	118,800	3,259,872
Luxfer Holdings PLC	40,620	996,002
Lydall, Inc.(a)	25,460	514,292
OSI Systems, Inc.(a)	24,795	2,792,661
Raven Industries, Inc.	53,563	1,921,840
Standex International Corp.	18,743	1,370,863
TriMas Corp.(a)(b)	67,885	2,102,399

		19,369,604

Diversified Materials & Processing — 0.4%
Belden, Inc.(b)	58,274	3,471,382
Cabot Microelectronics Corp.	43,305	4,767,014
Encore Wire Corp.	30,403	1,781,008
Energous Corp.(a)(b)	41,531	181,491
Insteel Industries, Inc.	27,543	573,445
Koppers Holdings, Inc.(a)	29,878	877,218
NL Industries, Inc.(a)	7,905	28,853
Synalloy Corp.	11,227	175,366
Tredegar Corp.	38,904	646,585
Uranium Energy Corp.(a)(b)	266,127	364,594

		12,866,956

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Media — 0.1%
EW Scripps Co., Class A	81,690	$1,249,040
Hemisphere Media Group, Inc.(a)	25,247	326,191

		1,575,231

Diversified Retail — 0.5%
Big Lots, Inc.	59,465	1,701,294
BJ’s Wholesale Club Holdings, Inc.(a)(b)	169,291	4,469,282
Dillard’s, Inc., Class A(b)	16,362	1,019,025
Duluth Holdings, Inc., Class B(a)(b)	16,032	217,875
Gaia, Inc.(a)(b)	14,970	113,473
Hudson Ltd., Class A(a)	59,226	816,726
JC Penney Co., Inc.(a)(b)	514,349	586,358
Overstock.com, Inc.(a)(b)	40,144	545,958
PriceSmart, Inc.	33,551	1,715,127
Stitch Fix, Inc., Class A(a)	62,616	2,003,086
Winmark Corp.	3,837	664,377
Youngevity International, Inc.(a)	12,324	70,247

		13,922,828

Drug & Grocery Store Chains — 0.1%
Diplomat Pharmacy, Inc.(a)	85,970	523,557
Ingles Markets, Inc., Class A	21,681	674,930
PetMed Express, Inc.(b)	29,981	469,802
Rite Aid Corp.(a)(b)	82,959	664,502
Village Super Market, Inc., Class A	11,924	316,105
Weis Markets, Inc.	14,247	518,733

		3,167,629

Education Services — 0.9%
Adtalem Global Education, Inc.(a)	84,321	3,798,661
American Public Education, Inc.(a)(b)	24,437	722,847
Career Education Corp.(a)	102,951	1,963,276
Chegg, Inc.(a)	173,259	6,686,065
Franklin Covey Co.(a)	14,546	494,564
HealthStream, Inc.(a)	38,897	1,005,876
Houghton Mifflin Harcourt Co.(a)	153,732	885,496
K12, Inc.(a)	57,575	1,750,856
Laureate Education, Inc., Class A(a)(b)	142,014	2,231,040
Rosetta Stone, Inc.(a)	30,680	701,958
Strategic Education, Inc.	31,846	5,668,588

		25,909,227

Electronic Components — 0.9%
Acacia Research Corp.(a)	15,133	44,794
American Superconductor Corp.(a)	31,358	291,002
AVX Corp.	68,493	1,136,984
KEMET Corp.	85,006	1,598,963
Methode Electronics, Inc.	54,569	1,559,036
Novanta, Inc.(a)	50,285	4,741,876
NVE Corp.	7,124	496,044
Park Electrochemical Corp.	27,076	451,898
Rogers Corp.(a)(b)	27,632	4,768,731
Sanmina Corp.(a)	101,076	3,060,581
ScanSource, Inc.(a)	38,570	1,255,839
Tech Data Corp.(a)(b)	54,971	5,749,967
TTM Technologies, Inc.(a)(b)	147,901	1,508,590

		26,664,305

Electronic Entertainment — 0.1%
Glu Mobile, Inc.(a)(b)	172,935	1,241,673
PlayAGS, Inc.(a)	39,725	772,651
PolarityTE, Inc.(a)(b)	20,951	119,421

		2,133,745

Electronics — 0.5%
Agilysys, Inc.(a)	26,410	567,023
Coda Octopus Group, Inc.(a)	6,915	90,241

Security	Shares	Value

Electronics (continued)
Control4 Corp.(a)	39,803	$945,321
Daktronics, Inc.	54,712	337,573
II-VI, Inc.(a)	93,846	3,431,010
Integer Holdings Corp.(a)	48,529	4,072,554
iRobot Corp.(a)	40,980	3,755,407
Iteris, Inc.(a)(b)	42,139	217,858
nLight, Inc.(a)(b)	48,447	930,182

		14,347,169

Energy Equipment — 0.5%
Arcosa, Inc.	72,696	2,735,550
Bloom Energy Corp., Class A(a)	82,301	1,009,833
Enphase Energy, Inc.(a)(b)	137,132	2,499,916
Matador Resources Co.(a)(b)	165,812	3,296,343
SunPower Corp.(a)(b)	93,922	1,004,026
Sunrun, Inc.(a)	165,175	3,098,683
TPI Composites, Inc.(a)(b)	43,123	1,066,001

		14,710,352

Energy Equipment & Services — 0.0%
Geospace Technologies Corp.(a)	19,753	298,468

Engineering & Contracting Services — 0.9%
Argan, Inc.	21,669	878,895
Dycom Industries, Inc.(a)	45,400	2,672,698
Exponent, Inc.	77,263	4,522,976
IES Holdings, Inc.(a)	12,322	232,270
KBR, Inc.	211,476	5,274,211
MasTec, Inc.(a)	90,504	4,663,671
Mistras Group, Inc.(a)	27,467	394,701
MYR Group, Inc.(a)	24,036	897,745
Tetra Tech, Inc.	81,497	6,401,589
VSE Corp.	13,018	373,486
Willdan Group, Inc.(a)(b)	14,842	552,865

		26,865,107

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A	77,259	720,826
Empire Resorts, Inc.(a)	4,547	43,651
Golden Entertainment, Inc.(a)	26,438	370,132
IMAX Corp.(a)(b)	77,340	1,562,268
LiveXLive Media, Inc.(a)(b)	39,384	163,444
Reading International, Inc., Class A(a)(b)	25,344	328,965

		3,189,286

Environmental, Maintenance, & Security Service — 0.8%
ABM Industries, Inc.	99,425	3,977,000
BrightView Holdings, Inc.(a)(b)	45,524	851,754
Brink’s Co.	74,544	6,051,482
Charah Solutions, Inc.(a)(b)	10,845	59,647
Healthcare Services Group, Inc.	111,058	3,367,279
MSA Safety, Inc.	52,719	5,556,055
SP Plus Corp.(a)	34,057	1,087,440
UniFirst Corp.	22,607	4,263,002

		25,213,659

Fertilizers — 0.0%
Intrepid Potash, Inc.(a)(b)	142,345	478,279

Financial Data & Systems — 0.5%
Cardtronics PLC, Class A(a)	56,112	1,532,980
Cass Information Systems, Inc.	21,027	1,019,389
Donnelley Financial Solutions, Inc.(a)	46,300	617,642
Everi Holdings, Inc.(a)	100,981	1,204,703
EVERTEC, Inc.	90,561	2,961,345
Evo Payments, Inc., Class A(a)(b)	46,688	1,472,073
Green Dot Corp., Class A(a)	74,094	3,623,196
I3 Verticals, Inc., Class A(a)	13,783	405,909

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Data & Systems (continued)
International Money Express, Inc.(a)	19,337	$272,652
Paysign, Inc.(a)	44,459	594,417
Priority Technology Holdings, Inc.(a)	9,786	76,820
Value Line, Inc.	814	22,393

		13,803,519

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	11,966	120,258

Foods — 1.0%
B&G Foods, Inc.(b)	96,649	2,010,299
Bridgford Foods Corp.(a)	2,585	76,930
Chefs’ Warehouse, Inc.(a)	36,050	1,264,273
Dean Foods Co.	122,649	113,303
Freshpet, Inc.(a)	46,357	2,109,707
HF Foods Group, Inc.(a)	11,230	390,916
Hostess Brands, Inc.(a)(b)	149,548	2,159,473
J&J Snack Foods Corp.	22,578	3,633,929
John B Sanfilippo & Son, Inc.	12,713	1,013,099
Lancaster Colony Corp.	28,228	4,194,681
Medifast, Inc.	17,042	2,186,489
Nature’s Sunshine Products, Inc.(a)	10,958	101,800
Performance Food Group Co.(a)(b)	153,708	6,152,931
Seneca Foods Corp., Class A(a)	10,123	281,723
Simply Good Foods Co.(a)	105,913	2,550,385
SpartanNash Co.	53,535	624,753
Tootsie Roll Industries, Inc.	25,104	927,091
United Natural Foods, Inc.(a)(b)	77,514	695,301

		30,487,083

Forest Products — 0.2%
Boise Cascade Co.	57,992	1,630,155
Universal Forest Products, Inc.	88,917	3,384,181

		5,014,336

Forms & Bulk Printing Services — 0.2%
Deluxe Corp.	66,205	2,691,895
Ennis, Inc.	38,064	781,073
InnerWorkings, Inc.(a)	65,909	251,772
LSC Communications, Inc.	43,612	160,056
Multi-Color Corp.(b)	21,186	1,058,665
Quad/Graphics, Inc.	43,852	346,869
RR Donnelley & Sons Co.	99,219	195,462

		5,485,792

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	19,347	1,282,900

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	23,646	449,511
Hillenbrand, Inc.	92,524	3,661,175
Matthews International Corp., Class A	45,864	1,598,360

		5,709,046

Gas Pipeline — 0.1%
Altus Midstream Co.(a)	75,216	279,803
NextDecade Corp.(a)	17,065	107,851
SemGroup Corp., Class A	118,565	1,422,780

		1,810,434

Glass — 0.1%
Apogee Enterprises, Inc.	38,557	1,674,916

Gold — 0.1%
Coeur Mining, Inc.(a)(b)	303,302	1,316,331
Gold Resource Corp.	86,249	291,522
Novagold Resources, Inc.(a)	345,595	2,042,466

		3,650,319

Security	Shares	Value

Health Care Equipment & Supplies — 0.1%
Inogen, Inc.(a)	27,279	$1,821,146

Health Care Facilities — 0.6%
Apollo Medical Holdings, Inc.(a)(b)	9,421	157,425
Brookdale Senior Living, Inc.(a)	275,609	1,987,141
Ensign Group, Inc.	75,546	4,300,078
Genesis Healthcare, Inc.(a)(b)	121,680	150,883
Hanger, Inc.(a)	54,091	1,035,843
Joint Corp.(a)	19,496	354,827
National Healthcare Corp.	18,249	1,480,906
Select Medical Holdings Corp.(a)	164,268	2,606,933
Tenet Healthcare Corp.(a)(b)	153,595	3,173,273
U.S. Physical Therapy, Inc.	18,764	2,299,904

		17,547,213

Health Care Management Services — 0.1%
BioScrip, Inc.(a)	210,515	547,339
Computer Programs & Systems, Inc.	18,965	527,037
Magellan Health, Inc.(a)	28,244	2,096,552
Triple-S Management Corp., Class B(a)	33,874	807,895

		3,978,823

Health Care Services — 2.2%
Accelerate Diagnostics, Inc.(a)(b)	40,724	931,765
Addus HomeCare Corp.(a)(b)	15,754	1,180,762
Allscripts Healthcare Solutions, Inc.(a)	247,623	2,879,855
Amedisys, Inc.(a)(b)	46,839	5,686,723
AMN Healthcare Services, Inc.(a)	68,754	3,729,904
Cara Therapeutics, Inc.(a)(b)	50,913	1,094,630
Care.com, Inc.(a)	32,216	353,732
Catasys, Inc.(a)	10,544	202,656
CorVel Corp.(a)	13,463	1,171,416
Cross Country Healthcare, Inc.(a)	53,353	500,451
Flexion Therapeutics, Inc.(a)	50,430	620,289
Globus Medical, Inc., Class A(a)(b)	113,531	4,802,361
HealthEquity, Inc.(a)(b)	91,659	5,994,499
HMS Holdings Corp.(a)	129,607	4,197,971
LHC Group, Inc.(a)(b)	44,949	5,375,001
NeoGenomics, Inc.(a)	130,675	2,867,009
NextGen Healthcare, Inc.(a)	80,793	1,607,781
Omnicell, Inc.(a)	61,217	5,266,499
OptimizeRx Corp.(a)	17,892	289,850
Phibro Animal Health Corp., Class A	30,450	967,397
R1 RCM, Inc.(a)(b)	152,833	1,922,639
Ryman Hospitality Properties, Inc.	68,534	5,557,422
Surgery Partners, Inc.(a)	35,884	292,096
Tabula Rasa HealthCare, Inc.(a)(b)	29,124	1,454,161
Teladoc Health, Inc.(a)(b)	106,654	7,082,892
Tivity Health, Inc.(a)	70,874	1,165,169

		67,194,930

Health Care: Miscellaneous — 0.1%
Medpace Holdings, Inc.(a)	41,216	2,696,351
Providence Service Corp.(a)	17,412	998,404

		3,694,755

Home Building — 0.9%
Beazer Homes USA, Inc.(a)(b)	44,432	426,991
Century Communities, Inc.(a)	38,388	1,020,353
Installed Building Products, Inc.(a)	33,821	2,002,880
KB Home	126,578	3,256,852
Legacy Housing Corp.(a)(b)	7,178	89,366
LGI Homes, Inc.(a)(b)	29,912	2,136,614
M/I Homes, Inc.(a)	39,692	1,132,810
MDC Holdings, Inc.	74,116	2,429,522
Meritage Homes Corp.(a)	54,099	2,777,443
Taylor Morrison Home Corp., Class A(a)	162,536	3,406,755

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Home Building (continued)
Tile Shop Holdings, Inc.	53,647	$214,588
TopBuild Corp.(a)(b)	50,674	4,193,780
TRI Pointe Group, Inc.(a)	211,069	2,526,496
William Lyon Homes, Class A(a)(b)	47,446	864,941

		26,479,391

Hotel/Motel — 0.1%
Marcus Corp.	33,400	1,100,864
Red Lion Hotels Corp.(a)(b)	35,420	251,836
Red Rock Resorts, Inc., Class A	104,250	2,239,290

		3,591,990

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	8,479	161,525
National Presto Industries, Inc.	7,618	710,683

		872,208

Household Equipment & Products — 0.5%
Central Garden & Pet Co.(a)(b)	15,636	421,390
Central Garden & Pet Co., Class A(a)	63,467	1,563,827
Helen of Troy Ltd.(a)	37,500	4,897,125
Novocure Ltd.(a)(b)	126,524	8,000,112
Tupperware Brands Corp.	72,860	1,386,526

		16,268,980

Household Furnishings — 0.4%
American Woodmark Corp.(a)	22,649	1,916,558
Bassett Furniture Industries, Inc.	13,798	210,420
Ethan Allen Interiors, Inc.	34,643	729,582
Flexsteel Industries, Inc.	11,157	190,338
Hooker Furniture Corp.	16,410	338,374
La-Z-Boy, Inc.	66,986	2,053,791
Lifetime Brands, Inc.	15,284	144,587
Lovesac Co.(a)(b)	8,704	270,433
Purple Innovation, Inc.(a)	5,679	38,333
RH(a)	27,213	3,145,823
Select Interior Concepts, Inc., Class A(a)	31,945	372,159
Sleep Number Corp.(a)(b)	46,620	1,882,982

		11,293,380

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	128,283	3,484,166
Citizens, Inc.(a)(b)	74,521	544,003
CNO Financial Group, Inc.	241,060	4,020,881
FBL Financial Group, Inc., Class A	15,684	1,000,639
FGL Holdings	218,377	1,834,367
Health Insurance Innovations, Inc., Class A(a)(b)	14,567	377,577
Independence Holding Co.	6,677	258,533
National Western Life Group, Inc., Class A	3,576	919,032
Third Point Reinsurance Ltd.(a)	116,950	1,206,924
Trupanion, Inc.(a)(b)	42,451	1,533,755

		15,179,877

Insurance: Multi-Line — 0.3%
Crawford & Co., Class A Class A	24,697	260,059
Crawford & Co., Class B	2,322	21,618
eHealth, Inc.(a)	33,367	2,872,899
Goosehead Insurance, Inc., Class A	16,698	798,164
Horace Mann Educators Corp.	57,897	2,332,670
James River Group Holdings Ltd.	37,555	1,761,330
Mr Cooper Group, Inc.(a)(b)	110,809	887,580
PICO Holdings, Inc.(a)	14,026	162,982
Watford Holdings Ltd.(a)	30,222	828,687

		9,925,989

Insurance: Property-Casualty — 2.1%
AMERISAFE, Inc.	17,994	1,147,477
Argo Group International Holdings Ltd.	48,759	3,610,604

Security	Shares	Value

Insurance: Property-Casualty (continued)
Donegal Group, Inc., Class A	13,541	$206,771
EMC Insurance Group, Inc.	14,080	507,302
Employers Holdings, Inc.	34,017	1,437,899
Enstar Group Ltd.(a)	17,635	3,073,428
Essent Group Ltd.(a)	143,854	6,759,699
FedNat Holding Co.	17,705	252,650
Genworth Financial, Inc., Class A(a)	755,833	2,804,140
Global Indemnity Ltd.	12,416	384,399
Greenlight Capital Re Ltd., Class A(a)(b)	46,226	392,459
Hallmark Financial Services, Inc.(a)	18,449	262,529
HCI Group, Inc.	11,967	484,304
Heritage Insurance Holdings, Inc.	39,779	612,994
Hilltop Holdings, Inc.	108,270	2,302,903
Investors Title Co.	2,191	365,897
Kinsale Capital Group, Inc.	29,368	2,686,585
National General Holdings Corp.	101,204	2,321,620
NI Holdings, Inc.(a)(b)	15,969	281,214
NMI Holdings, Inc., Class A(a)	97,261	2,761,240
Palomar Holdings, Inc.(a)	8,472	203,667
ProAssurance Corp.	71,136	2,568,721
Protective Insurance Corp., Class B	13,027	226,279
Radian Group, Inc.	312,560	7,141,996
RLI Corp.	59,649	5,112,516
Safety Insurance Group, Inc.	22,051	2,097,712
Selective Insurance Group, Inc.	85,438	6,398,452
State Auto Financial Corp.	26,235	918,225
Stewart Information Services Corp.	32,704	1,324,185
United Fire Group, Inc.	31,625	1,532,548
United Insurance Holdings Corp.	30,593	436,256
Universal Insurance Holdings, Inc.	46,155	1,287,725

		61,904,396

International Trade & Diversified Logistic — 0.1%
CryoPort, Inc.(a)	40,409	740,293
Radiant Logistics, Inc.(a)	55,544	341,040
Vectrus, Inc.(a)	16,859	683,801

		1,765,134

Internet Software & Services — 0.1%
Amber Road, Inc.(a)	37,326	487,478
ChannelAdvisor Corp.(a)	39,861	349,182
eGain Corp.(a)(b)	30,427	247,676
Gogo, Inc.(a)(b)	93,384	371,668
Quotient Technology, Inc.(a)(b)	118,292	1,270,456
TrueCar, Inc.(a)(b)	154,636	844,313

		3,570,773

Leisure Time — 1.1%
Acushnet Holdings Corp.	52,540	1,379,700
American Outdoor Brands Corp.(a)(b)	83,519	752,506
Bluegreen Vacations Corp.	8,128	95,016
Callaway Golf Co.(b)	139,572	2,395,056
Churchill Downs, Inc.	52,483	6,039,219
Clarus Corp.	31,194	450,441
Drive Shack, Inc.(a)(b)	84,908	398,219
Escalade, Inc.	15,982	183,314
International Speedway Corp., Class A	34,992	1,570,791
Johnson Outdoors, Inc., Class A	7,364	549,134
Liberty Expedia Holdings, Inc., Class A(a)	81,384	3,889,341
Liberty TripAdvisor Holdings, Inc., Series A(a)(b)	108,424	1,344,458
Lindblad Expeditions Holdings, Inc.(a)	34,274	615,218
Marriott Vacations Worldwide Corp.	65,941	6,356,713
OneSpaWorld Holdings Ltd.(a)	67,810	1,051,055
RCI Hospitality Holdings, Inc.	11,940	209,069
SeaWorld Entertainment, Inc.(a)	77,771	2,410,901
Speedway Motorsports, Inc.	16,993	315,220

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Time (continued)
Sturm Ruger & Co., Inc.	24,444	$1,331,709
Vista Outdoor, Inc.(a)	86,332	766,628
YETI Holdings, Inc.(a)(b)	46,157	1,336,245

		33,439,953

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	33,620	877,146

Luxury Items — 0.1%
Movado Group, Inc.	23,502	634,554
Signet Jewelers Ltd.	77,401	1,383,930

		2,018,484

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	14,555	1,454,481
Lindsay Corp.	16,124	1,325,554
Titan International, Inc.	70,278	343,659
Titan Machinery, Inc.(a)	28,279	581,982

		3,705,676

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	33,498	1,090,695
Douglas Dynamics, Inc.	33,453	1,331,095
Manitowoc Co., Inc.(a)	53,043	944,165
NACCO Industries, Inc., Class A	5,686	295,331
Terex Corp.	94,630	2,971,382

		6,632,668

Machinery: Engines — 0.0%
Briggs & Stratton Corp.	60,857	623,176

Machinery: Industrial — 1.6%
Actuant Corp., Class A	88,626	2,198,811
Altra Industrial Motion Corp.	96,071	3,447,027
Applied Industrial Technologies, Inc.	57,266	3,523,577
Chart Industries, Inc.(a)	52,948	4,070,642
Columbus McKinnon Corp.	34,019	1,427,777
DXP Enterprises, Inc.(a)	24,318	921,409
EnPro Industries, Inc.	30,719	1,961,101
EVI Industries, Inc.	6,784	259,624
Gencor Industries, Inc.(a)	11,339	147,407
Graham Corp.	14,327	289,549
Hyster-Yale Materials Handling, Inc.	15,106	834,758
John Bean Technologies Corp.	46,578	5,641,993
Kadant, Inc.	16,407	1,489,920
Kennametal, Inc.	122,635	4,536,269
Mayville Engineering Co., Inc.(a)	9,414	129,913
Milacron Holdings Corp.(a)	102,480	1,414,224
MTS Systems Corp.	26,817	1,569,599
Omega Flex, Inc.	4,175	320,682
Proto Labs, Inc.(a)	40,273	4,672,473
SPX Corp.(a)	65,234	2,154,027
SPX FLOW, Inc.(a)	62,534	2,617,673
Tennant Co.	26,865	1,644,138
Twin Disc, Inc.(a)	13,795	208,305
Welbilt, Inc.(a)	193,915	3,238,380

		48,719,278

Machinery: Specialty — 0.1%
Albany International Corp., Class A	43,203	3,581,961
Hurco Cos., Inc.	8,958	318,546

		3,900,507

Manufactured Housing — 0.1%
Cavco Industries, Inc.(a)(b)	12,862	2,026,280
Skyline Champion Corp.(a)	75,166	2,058,045

		4,084,325

Security	Shares	Value

Medical & Dental Instruments & Supplies — 2.1%
Alphatec Holdings, Inc.(a)	44,564	$202,321
American Renal Associates Holdings, Inc.(a)	27,388	203,767
AngioDynamics, Inc.(a)	54,426	1,071,648
Anika Therapeutics, Inc.(a)(b)	20,613	837,300
Antares Pharma, Inc.(a)(b)	241,475	794,453
Apyx Medical Corp.(a)	49,717	334,098
AtriCure, Inc.(a)(b)	55,403	1,653,225
Atrion Corp.	2,137	1,822,305
Avanos Medical, Inc.(a)	70,630	3,080,174
AxoGen, Inc.(a)	50,064	991,267
BioLife Solutions, Inc.(a)	9,964	168,890
Cardiovascular Systems, Inc.(a)	50,991	2,189,044
Cerus Corp.(a)	199,440	1,120,853
Community Health Systems, Inc.(a)	128,638	343,463
CONMED Corp.	40,678	3,480,816
CryoLife, Inc.(a)	54,435	1,629,240
Cutera, Inc.(a)	20,646	429,024
Intersect ENT, Inc.(a)(b)	45,857	1,043,705
Invacare Corp.	45,167	234,417
LeMaitre Vascular, Inc.	24,160	675,997
LivaNova PLC(a)	72,503	5,217,316
Meridian Bioscience, Inc.	64,046	760,866
Merit Medical Systems, Inc.(a)	80,001	4,764,860
NanoString Technologies, Inc.(a)	49,353	1,497,864
Neogen Corp.(a)	76,552	4,754,645
NuVasive, Inc.(a)	77,540	4,539,192
Ocular Therapeutix, Inc.(a)(b)	56,185	247,214
OraSure Technologies, Inc.(a)	91,834	852,220
Organogenesis Holdings, Inc.(a)	15,729	119,540
Orthofix Medical, Inc.(a)	26,981	1,426,755
OrthoPediatrics Corp.(a)(b)	13,100	510,900
Owens & Minor, Inc.	82,274	263,277
Patterson Cos., Inc.	124,832	2,858,653
Quidel Corp.(a)	52,864	3,135,892
SeaSpine Holdings Corp.(a)	23,681	313,773
Senseonics Holdings, Inc.(a)(b)	159,293	324,958
Sientra, Inc.(a)	31,405	193,455
STAAR Surgical Co.(a)	66,353	1,949,451
Surmodics, Inc.(a)	19,871	857,831
TransEnterix, Inc.(a)(b)	274,790	373,714
TransMedics Group, Inc.(a)	9,855	285,696
Utah Medical Products, Inc.	4,876	466,633
ViewRay, Inc.(a)(b)	103,662	913,262
Wright Medical Group NV(a)	188,411	5,618,416

		64,552,390

Medical Equipment — 1.4%
Accuray, Inc.(a)(b)	129,708	501,970
Avedro, Inc.(a)	7,531	147,909
BioSig Technologies, Inc.(a)	23,392	219,651
CareDx, Inc.(a)(b)	61,399	2,209,750
ConforMIS, Inc.(a)	95,369	415,809
Corindus Vascular Robotics, Inc.(a)	137,099	408,555
ElectroCore, Inc.(a)(b)	17,217	34,434
Fluidigm Corp.(a)	103,227	1,271,757
Glaukos Corp.(a)(b)	53,216	4,012,486
Haemonetics Corp.(a)	76,478	9,203,362
Inspire Medical Systems, Inc.(a)	21,541	1,306,462
IntriCon Corp.(a)	12,252	286,207
iRadimed Corp.(a)	6,584	134,643
iRhythm Technologies, Inc.(a)	36,949	2,921,927
Lantheus Holdings, Inc.(a)	56,970	1,612,251
Luminex Corp.	62,746	1,295,077
Misonix, Inc.(a)	10,982	279,162
Natus Medical, Inc.(a)	50,372	1,294,057

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
Neuronetics, Inc.(a)	17,262	$215,948
Nevro Corp.(a)	44,135	2,861,272
Oxford Immunotec Global PLC(a)	1,735	23,873
Quanterix Corp.(a)	14,216	480,359
Shockwave Medical, Inc.(a)	9,873	563,649
SI-BONE, Inc.(a)	24,008	488,323
Silk Road Medical, Inc.(a)	10,393	503,645
Soliton, Inc.(a)	3,272	48,098
Tactile Systems Technology, Inc.(a)(b)	27,113	1,543,272
Tandem Diabetes Care, Inc.(a)(b)	82,869	5,346,708
Vapotherm, Inc.(a)(b)	5,865	134,895
Varex Imaging Corp.(a)	55,312	1,695,313
Zynex, Inc.	23,250	209,017

		41,669,841

Metal Fabricating — 0.9%
Advanced Drainage Systems, Inc.	54,350	1,782,137
Compx International, Inc.	1,848	31,231
DMC Global, Inc.	21,569	1,366,396
Eastern Co.	8,070	226,121
Global Brass & Copper Holdings, Inc.	31,479	1,376,577
Haynes International, Inc.	18,551	590,107
Lawson Products, Inc.(a)	8,873	325,905
LB Foster Co., Class A(a)	14,778	404,031
MRC Global, Inc.(a)	120,512	2,063,165
Mueller Industries, Inc.	82,824	2,424,259
Mueller Water Products, Inc., Series A	234,372	2,301,533
NN, Inc.	67,042	654,330
Northwest Pipe Co.(a)	14,286	368,293
RBC Bearings, Inc.(a)(b)	36,217	6,041,358
Rexnord Corp.(a)	157,229	4,751,460
Worthington Industries, Inc.	58,937	2,372,804

		27,079,707

Metals & Minerals: Diversified — 0.7%
Cleveland-Cliffs, Inc.(b)	420,182	4,483,342
Commercial Metals Co.	176,083	3,143,081
Compass Minerals International, Inc.	50,948	2,799,593
Energy Fuels, Inc.(a)(b)	132,354	414,268
Ferroglobe PLC(c)	42,394	—
Hecla Mining Co.(b)	719,341	1,294,814
Materion Corp.	30,311	2,055,389
Minerals Technologies, Inc.	52,602	2,814,733
Oil-Dri Corp. of America	7,739	263,435
Ring Energy, Inc.(a)	81,603	265,210
SunCoke Energy, Inc.(a)	130,892	1,162,321
U.S. Silica Holdings, Inc.	112,658	1,440,896
United States Lime & Minerals, Inc.	2,904	232,320

		20,369,402

Miscellaneous Consumer Staples — 0.0%
cbdMD, Inc.(a)	14,089	83,125

Office Supplies & Equipment — 0.5%
ACCO Brands Corp.	150,748	1,186,387
Electronics for Imaging, Inc.(a)(b)	63,998	2,362,166
Herman Miller, Inc.	87,989	3,933,108
HNI Corp.	64,666	2,287,883
Kimball International, Inc., Class B	53,140	926,230
Knoll, Inc.	73,213	1,682,435
Pitney Bowes, Inc.	245,212	1,049,508
Steelcase, Inc., Class A	129,840	2,220,264

		15,647,981

Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.(a)(b)	96,886	859,379
Noble Corp. PLC(a)(b)	370,465	692,770

Security	Shares	Value

Offshore Drilling & Other Services (continued)
Pacific Drilling SA(a)	44,569	$561,569
SEACOR Marine Holdings, Inc.(a)(b)	28,767	430,354

		2,544,072

Oil Well Equipment & Services — 1.0%
C&J Energy Services, Inc.(a)	98,248	1,157,361
Cactus, Inc., Class A(a)	70,306	2,328,535
Covia Holdings Corp.(a)(b)	62,110	121,736
Dril-Quip, Inc.(a)(b)	54,039	2,593,872
Flotek Industries, Inc.(a)(b)	72,993	241,607
Forum Energy Technologies, Inc.(a)	123,556	422,562
Frank’s International NV(a)	159,182	869,134
FTS International, Inc.(a)	44,821	250,101
Helix Energy Solutions Group, Inc.(a)	211,890	1,828,611
Independence Contract Drilling, Inc.(a)(b)	61,569	97,279
Keane Group, Inc.(a)(b)	79,247	532,540
KLX Energy Services Holdings, Inc.(a)	31,081	634,985
Liberty Oilfield Services, Inc., Class A(b)	66,786	1,080,597
Mammoth Energy Services, Inc.	16,580	114,070
Matrix Service Co.(a)	39,663	803,572
McDermott International, Inc.(a)(b)	270,968	2,617,551
Nabors Industries Ltd.	526,536	1,526,954
National Energy Services Reunited Corp.(a)	35,419	308,145
Natural Gas Services Group, Inc.(a)(b)	18,775	309,788
NCS Multistage Holdings, Inc.(a)(b)	11,250	39,938
Newpark Resources, Inc.(a)	132,836	985,643
Nine Energy Service, Inc.(a)	23,730	411,241
Oceaneering International, Inc.(a)	147,936	3,016,415
Oil States International, Inc.(a)	89,457	1,637,063
Parker Drilling Co.(a)	13,920	282,298
ProPetro Holding Corp.(a)(b)	119,335	2,470,234
RigNet, Inc.(a)(b)	18,298	184,444
RPC, Inc.	86,720	625,251
SEACOR Holdings, Inc.(a)	25,975	1,234,072
Seadrill Ltd.(a)	87,528	364,116
Select Energy Services, Inc., Class A(a)	88,475	1,027,195
Smart Sand, Inc.(a)(b)	29,296	71,482
Solaris Oilfield Infrastructure, Inc., Class A	45,870	687,133
Superior Energy Services, Inc.(a)	231,974	301,566
TETRA Technologies, Inc.(a)	171,850	280,116
U.S Well Services, Inc.(a)	29,965	144,431

		31,601,638

Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	191,280	2,027,568
Ardmore Shipping Corp.(a)	49,853	406,302
DHT Holdings, Inc.	129,728	766,692
Dorian LPG Ltd.(a)	41,507	374,393
Exterran Corp.(a)	48,989	696,624
Plug Power, Inc.(a)(b)	342,741	771,167

		5,042,746

Oil: Crude Producers — 1.7%
Abraxas Petroleum Corp.(a)(b)	239,135	246,309
Berry Petroleum Corp.	94,602	1,002,781
Bonanza Creek Energy, Inc.(a)	28,252	589,902
Brigham Minerals, Inc., Class A Class A(a)	24,023	515,534
California Resources Corp.(a)	72,178	1,420,463
Callon Petroleum Co.(a)(b)	341,660	2,251,539
Carrizo Oil & Gas, Inc.(a)	132,716	1,329,814
Chaparral Energy, Inc., Class A(a)	46,381	218,455
CNX Resources Corp.(a)	290,123	2,120,799
Comstock Resources, Inc.(a)	22,489	125,264
CVR Energy, Inc.	44,179	2,208,508
Denbury Resources, Inc.(a)	671,755	832,976
Earthstone Energy, Inc., Class A(a)(b)	24,776	151,629

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Evolution Petroleum Corp.	40,577	$290,126
Extraction Oil & Gas, Inc.(a)	149,436	647,058
Falcon Minerals Corp.(a)	57,608	483,907
Goodrich Petroleum Corp.(a)(b)	11,415	148,281
Gulfport Energy Corp.(a)(b)	251,891	1,236,785
HighPoint Resources Corp.(a)	154,346	280,910
Isramco, Inc.(a)	1,033	122,410
Jagged Peak Energy, Inc.(a)(b)	97,794	808,756
Laredo Petroleum, Inc.(a)	269,402	781,266
Magnolia Oil & Gas Corp., Class A(a)	150,891	1,747,318
Midstates Petroleum Co., Inc.(a)	20,050	118,094
Montage Resources Corp.(a)	31,941	194,840
Northern Oil and Gas, Inc.(a)	417,082	804,968
Oasis Petroleum, Inc.(a)(b)	476,864	2,708,588
ONE Gas, Inc.	78,028	7,045,928
Overseas Shipholding Group, Inc., Class A(a)	96,610	181,627
Panhandle Oil and Gas, Inc., Class A	23,154	301,928
PDC Energy, Inc.(a)(b)	99,245	3,578,775
Penn Virginia Corp.(a)	20,236	620,840
PrimeEnergy Resources Corp.(a)	776	103,309
QEP Resources, Inc.(a)	357,273	2,583,084
Roan Resources, Inc.(a)	53,263	92,678
Rosehill Resources, Inc.(a)	15,579	57,642
SandRidge Energy, Inc.(a)	44,127	305,359
SilverBow Resources, Inc.(a)	9,034	125,121
SM Energy Co.	167,321	2,094,859
Southwestern Energy Co.(a)	837,324	2,645,944
SRC Energy, Inc.(a)	361,412	1,792,604
Talos Energy, Inc.(a)	30,057	722,871
Tellurian, Inc.(a)(b)	140,989	1,106,764
Ultra Petroleum Corp.(a)	20,881	3,759
Unit Corp.(a)	79,314	705,101
W&T Offshore, Inc.(a)(b)	145,215	720,266
Whiting Petroleum Corp.(a)	135,855	2,537,771

		50,713,510

Oil: Refining & Marketing — 0.4%
Clean Energy Fuels Corp.(a)	190,697	509,161
Delek US Holdings, Inc.	114,868	4,654,451
Par Pacific Holdings, Inc.(a)	51,374	1,054,194
Renewable Energy Group, Inc.(a)(b)	55,252	876,297
Trecora Resources(a)(b)	31,866	304,958
World Fuel Services Corp.	99,088	3,563,205

		10,962,266

Paints & Coatings — 0.2%
Chase Corp.	10,926	1,176,074
Ferro Corp.(a)	121,870	1,925,546
HB Fuller Co.	76,047	3,528,581
Kronos Worldwide, Inc.	33,822	518,153

		7,148,354

Paper — 0.2%
Clearwater Paper Corp.(a)	22,375	413,714
Neenah, Inc.	24,994	1,688,345
PH Glatfelter Co.	65,025	1,097,622
Schweitzer-Mauduit International, Inc.	46,114	1,530,062
Verso Corp., Class A(a)(b)	51,463	980,370

		5,710,113

Personal Care — 0.2%
Edgewell Personal Care Co.(a)	80,723	2,175,485
Lifevantage Corp.(a)	20,864	270,815
USANA Health Sciences, Inc.(a)	20,189	1,603,612
WD-40 Co.	20,519	3,263,342

		7,313,254

Security	Shares	Value

Pharmaceuticals — 2.6%
Abeona Therapeutics, Inc.(a)(b)	48,057	$229,712
ACADIA Pharmaceuticals, Inc.(a)(b)	160,387	4,287,145
AcelRx Pharmaceuticals, Inc.(a)	116,991	295,987
Achillion Pharmaceuticals, Inc.(a)	203,439	545,217
Aclaris Therapeutics, Inc.(a)	46,762	102,409
Adamas Pharmaceuticals, Inc.(a)	33,709	208,996
Aerie Pharmaceuticals, Inc.(a)(b)	63,025	1,862,389
Akorn, Inc.(a)	139,431	718,070
Amneal Pharmaceuticals, Inc.(a)	139,890	1,003,011
Amphastar Pharmaceuticals, Inc.(a)	52,198	1,101,900
Aratana Therapeutics, Inc.(a)	72,225	372,681
Arrowhead Pharmaceuticals, Inc.(a)(b)	139,415	3,694,498
Assertio Therapeutics, Inc.(a)(b)	96,285	332,183
Axonics Modulation Technologies, Inc.(a)(b)	23,063	944,891
Axsome Therapeutics, Inc.(a)	36,357	936,193
Biospecifics Technologies Corp.(a)(b)	9,159	546,884
Cambrex Corp.(a)(b)	50,321	2,355,526
Cerecor, Inc.(a)	32,033	174,260
Chimerix, Inc.(a)	85,348	368,703
ChromaDex Corp.(a)(b)	50,223	233,537
Concert Pharmaceuticals, Inc.(a)	29,783	357,396
Corcept Therapeutics, Inc.(a)	144,413	1,610,205
Corium International, Inc.(b)(c)	34,301	6,174
CorMedix, Inc.(a)	26,390	236,718
Dicerna Pharmaceuticals, Inc.(a)(b)	79,394	1,250,456
Eagle Pharmaceuticals, Inc.(a)	14,202	790,767
Eloxx Pharmaceuticals, Inc.(a)(b)	33,881	337,794
Enanta Pharmaceuticals, Inc.(a)	25,619	2,161,731
Endo International PLC(a)	335,682	1,383,010
Esperion Therapeutics, Inc.(a)(b)	37,228	1,731,847
Evolus, Inc.(a)(b)	16,552	241,990
Galectin Therapeutics, Inc.(a)	48,149	199,818
Heska Corp.(a)(b)	10,358	882,191
Innoviva, Inc.(a)	99,175	1,443,988
Intra-Cellular Therapies, Inc.(a)	66,486	862,988
Ironwood Pharmaceuticals, Inc.(a)	229,460	2,510,292
La Jolla Pharmaceutical Co.(a)	28,378	262,497
Lannett Co., Inc.(a)	47,206	286,068
Liquidia Technologies, Inc.(a)	20,040	160,320
Mallinckrodt PLC(a)(b)	125,466	1,151,778
Medicines Co.(a)(b)	105,075	3,832,085
MEI Pharma, Inc.(a)	101,748	254,370
MyoKardia, Inc.(a)	66,335	3,326,037
Omthera Pharmaceuticals, Inc.(c)	1,326	—
Optinose, Inc.(a)(b)	37,210	263,447
Osmotica Pharmaceuticals PLC(a)	12,318	46,808
Pacira BioSciences, Inc.(a)	60,551	2,633,363
Paratek Pharmaceuticals, Inc.(a)(b)	41,189	164,344
PetIQ, Inc.(a)(b)	28,192	929,208
Portola Pharmaceuticals, Inc.(a)(b)	99,630	2,702,962
Prestige Consumer Healthcare, Inc.(a)(b)	77,630	2,459,318
Radius Health, Inc.(a)(b)	67,281	1,638,965
Reata Pharmaceuticals, Inc., Class A(a)(b)	30,013	2,831,727
Revance Therapeutics, Inc.(a)	65,746	852,726
SIGA Technologies, Inc.(a)(b)	82,248	467,169
Spectrum Pharmaceuticals, Inc.(a)	166,461	1,433,229
Supernus Pharmaceuticals, Inc.(a)	73,625	2,436,251
Syndax Pharmaceuticals, Inc.(a)(b)	30,013	279,421
TG Therapeutics, Inc.(a)(b)	117,386	1,015,389
TherapeuticsMD, Inc.(a)(b)	294,110	764,686
Theravance Biopharma, Inc.(a)	66,022	1,078,139
Ultragenyx Pharmaceutical, Inc.(a)(b)	81,589	5,180,901
Voyager Therapeutics, Inc.(a)	36,042	981,063
Zogenix, Inc.(a)(b)	63,686	3,042,917

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Zynerba Pharmaceuticals, Inc.(a)	31,042	$420,619

		77,217,364

Photography — 0.0%
GoPro, Inc., Class A(a)	182,743	997,777

Plastics — 0.1%
Trinseo SA	61,471	2,602,682

Power Transmission Equipment — 0.4%
Advanced Energy Industries, Inc.(a)	56,843	3,198,556
Generac Holdings, Inc.(a)	91,349	6,340,534
Powell Industries, Inc.	13,315	505,970
Vicor Corp.(a)	26,566	824,874

		10,869,934

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(a)	66,549	2,637,337
Cimpress NV(a)	32,732	2,975,011

		5,612,348

Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(a)(b)	108,506	3,462,426
Park-Ohio Holdings Corp.	12,789	416,794

		3,879,220

Production Technology Equipment — 0.4%
Axcelis Technologies, Inc.(a)	49,068	738,473
Brooks Automation, Inc.	105,982	4,106,803
Cohu, Inc.	60,112	927,528
Ichor Holdings Ltd.(a)(b)	32,997	780,049
Nanometrics, Inc.(a)	34,681	1,203,778
Photronics, Inc.(a)(b)	99,012	811,898
Rudolph Technologies, Inc.(a)	45,726	1,263,409
Ultra Clean Holdings, Inc.(a)(b)	58,315	811,745
Veeco Instruments, Inc.(a)	71,884	878,423
Xperi Corp.	73,541	1,514,209

		13,036,315

Publishing — 0.2%
Daily Journal Corp.(a)	1,693	402,934
Eros International PLC(a)(b)	45,388	61,274
Lee Enterprises, Inc.(a)	79,941	179,068
Meredith Corp.	59,441	3,272,822
New Media Investment Group, Inc.	89,510	844,974
Scholastic Corp.	42,126	1,400,268
Tribune Publishing Co.	22,766	181,445

		6,342,785

Radio & TV Broadcasters — 0.5%
Central European Media Enterprises Ltd., Class A(a)	132,406	577,290
Cumulus Media, Inc., Class A(a)	21,186	393,000
Entercom Communications Corp., Class A	184,637	1,070,895
Entravision Communications Corp., Class A	85,602	267,078
Gannett Co., Inc.	163,550	1,334,568
Gray Television, Inc.(a)(b)	135,968	2,228,516
Liberty Media Corp.-Liberty Braves, Class A(a)	14,108	392,202
Liberty Media Corp.-Liberty Braves, Class C(a)	53,808	1,505,010
MSG Networks, Inc., Class A(a)	87,380	1,812,261
Saga Communications, Inc., Class A	5,672	177,193
TEGNA, Inc.	324,686	4,918,993

		14,677,006

Railroad Equipment — 0.0%
Greenbrier Cos., Inc.	47,950	1,457,680

Real Estate — 0.6%
Avalon GloboCare Corp.(a)	32,360	84,136
Consolidated-Tomoka Land Co.	7,451	444,825

Security	Shares	Value

Real Estate (continued)
Cushman & Wakefield PLC(a)(b)	153,009	$2,735,801
eXp World Holdings, Inc.(a)	23,812	265,028
Griffin Industrial Realty, Inc.	1,072	37,895
HFF, Inc., Class A	57,125	2,598,045
Kennedy-Wilson Holdings, Inc.	183,231	3,769,062
Newmark Group, Inc., Class A	213,996	1,921,684
Realogy Holdings Corp.	169,913	1,230,170
Redfin Corp.(a)(b)	131,821	2,370,142
Retail Value, Inc.	22,274	775,135
RMR Group, Inc., Class A	10,672	501,370
St. Joe Co.(a)	50,517	872,934
Stratus Properties, Inc.(a)	8,765	284,249
Tejon Ranch Co.(a)(b)	31,350	520,096

		18,410,572

Real Estate Investment Trusts (REITs) — 7.7%
Acadia Realty Trust	121,594	3,328,028
AG Mortgage Investment Trust, Inc.	48,592	772,613
Agree Realty Corp.	56,165	3,597,368
Alexander & Baldwin, Inc.	102,468	2,367,011
Alexander’s, Inc.	3,112	1,152,374
American Assets Trust, Inc.	69,503	3,274,981
American Finance Trust, Inc.	159,653	1,740,218
Anworth Mortgage Asset Corp.	145,821	552,662
Apollo Commercial Real Estate Finance, Inc.	227,056	4,175,560
Ares Commercial Real Estate Corp.	40,011	594,563
Armada Hoffler Properties, Inc.	77,760	1,286,928
ARMOUR Residential REIT, Inc.	88,882	1,656,760
Ashford Hospitality Trust, Inc.	134,422	399,233
Blackstone Mortgage Trust, Inc., Class A	188,483	6,706,225
Bluerock Residential Growth REIT, Inc.	33,801	397,162
Braemar Hotels & Resorts, Inc.	44,845	443,966
BRT Apartments Corp.	12,851	181,585
Capstead Mortgage Corp.	126,305	1,054,647
CareTrust REIT, Inc.	133,936	3,184,998
Catchmark Timber Trust, Inc., Class A	73,208	765,024
CBL & Associates Properties, Inc.	225,456	234,474
Cedar Realty Trust, Inc.	136,813	362,554
Chatham Lodging Trust	68,911	1,300,351
Cherry Hill Mortgage Investment Corp.	22,154	354,464
Chesapeake Lodging Trust	89,158	2,533,870
CIM Commercial Trust Corp.	5,719	117,926
City Office REIT, Inc.	57,884	694,029
Clipper Realty, Inc.	19,681	220,034
Colony Credit Real Estate, Inc.	120,497	1,867,703
Community Healthcare Trust, Inc.	26,782	1,055,479
CoreCivic, Inc.	177,917	3,693,557
CorEnergy Infrastructure Trust, Inc.	19,134	758,854
DiamondRock Hospitality Co.	298,467	3,086,149
Dynex Capital, Inc.	34,872	584,106
Easterly Government Properties, Inc.	101,917	1,845,717
EastGroup Properties, Inc.	54,224	6,288,900
Ellington Financial, Inc.	40,276	723,760
Essential Properties Realty Trust, Inc.	73,988	1,482,720
Exantas Capital Corp.	45,539	515,046
Farmland Partners, Inc.	39,884	281,182
First Industrial Realty Trust, Inc.	188,330	6,919,244
Four Corners Property Trust, Inc.	102,293	2,795,668
Franklin Street Properties Corp.	155,008	1,143,959
Front Yard Residential Corp.	74,616	911,808
Geo Group, Inc.	177,740	3,734,317
Getty Realty Corp.	49,832	1,532,832
Gladstone Commercial Corp.	44,708	948,704
Gladstone Land Corp.	24,356	280,825
Global Medical REIT, Inc.	45,941	482,381

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Global Net Lease, Inc.	126,028	$2,472,669
Granite Point Mortgage Trust, Inc.	79,323	1,522,208
Great Ajax Corp.	23,237	325,318
Healthcare Realty Trust, Inc.	191,089	5,984,907
Hersha Hospitality Trust	52,103	861,784
Independence Realty Trust, Inc.	132,099	1,528,385
Industrial Logistics Properties Trust	96,790	2,015,168
Innovative Industrial Properties, Inc.(b)	13,999	1,729,716
Invesco Mortgage Capital, Inc.	193,180	3,114,062
Investors Real Estate Trust	17,590	1,032,005
iStar, Inc.	97,857	1,215,384
Jernigan Capital, Inc.	31,114	637,837
Kite Realty Group Trust	123,737	1,872,141
KKR Real Estate Finance Trust, Inc.	37,707	751,123
Lexington Realty Trust	342,125	3,219,396
LTC Properties, Inc.	58,791	2,684,397
Mack-Cali Realty Corp.	135,415	3,153,815
Monmouth Real Estate Investment Corp.	136,135	1,844,629
National Health Investors, Inc.	62,513	4,877,889
National Storage Affiliates Trust	85,008	2,460,132
New Senior Investment Group, Inc.	123,638	830,847
New York Mortgage Trust, Inc.	311,320	1,930,184
NexPoint Residential Trust, Inc.	27,958	1,157,461
NorthStar Realty Europe Corp.	65,557	1,077,102
Office Properties Income Trust	71,241	1,871,501
One Liberty Properties, Inc.	22,988	665,732
Orchid Island Capital, Inc.	77,032	489,924
Pebblebrook Hotel Trust	194,227	5,473,317
Pennsylvania Real Estate Investment Trust	103,677	673,901
PennyMac Mortgage Investment Trust(f)	112,570	2,457,403
Physicians Realty Trust	277,302	4,836,147
Piedmont Office Realty Trust, Inc., Class A	187,009	3,727,089
PotlatchDeltic Corp.	98,778	3,850,366
Preferred Apartment Communities, Inc., Class A	64,680	966,966
PS Business Parks, Inc.	29,889	5,037,193
QTS Realty Trust, Inc., Class A	81,730	3,774,291
Ready Capital Corp.	46,572	693,923
Redwood Trust, Inc.	143,580	2,373,377
Retail Opportunity Investments Corp.	168,168	2,880,718
Rexford Industrial Realty, Inc.	155,094	6,261,145
RLJ Lodging Trust	257,152	4,561,876
RPT Realty	116,961	1,416,398
Sabra Health Care REIT, Inc.	267,251	5,262,172
Safehold, Inc.	10,448	315,530
Saul Centers, Inc.	17,447	979,300
Senior Housing Properties Trust	240,293	1,987,223
Seritage Growth Properties, Class A(b)	48,800	2,096,448
STAG Industrial, Inc.	188,901	5,712,366
Summit Hotel Properties, Inc.	154,594	1,773,193
Sunstone Hotel Investors, Inc.	340,880	4,673,465
Tanger Factory Outlet Centers, Inc.	136,455	2,211,936
Terreno Realty Corp.	92,816	4,551,697
TPG RE Finance Trust, Inc.	74,023	1,427,904
UMH Properties, Inc.	52,303	649,080
Uniti Group, Inc.	276,350	2,625,325
Universal Health Realty Income Trust	19,147	1,626,155
Urban Edge Properties	171,903	2,979,079
Urstadt Biddle Properties, Inc., Class A	44,162	927,402
Washington Prime Group, Inc.	270,887	1,034,788
Washington Real Estate Investment Trust	119,789	3,201,960
Western Asset Mortgage Capital Corp.	71,399	712,562
Whitestone REIT	56,641	718,774
Xenia Hotels & Resorts, Inc.	169,281	3,529,509

		233,688,213

Security	Shares	Value

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	2,954	$40,293
BBX Capital Corp.	62,738	308,044
CorePoint Lodging, Inc.	61,616	763,422
Forestar Group, Inc.(a)	15,729	307,502
Maui Land & Pineapple Co., Inc.(a)(b)	7,868	80,962
Rafael Holdings, Inc., Class B(a)	15,737	452,439
Spirit MTA REIT	64,383	536,954
Transcontinental Realty Investors, Inc.(a)	2,104	53,925

		2,543,541

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	49,161	610,580
LCI Industries	36,437	3,279,330
Malibu Boats, Inc., Class A(a)(b)	30,974	1,203,340
Marine Products Corp.	9,937	153,427
MasterCraft Boat Holdings, Inc.(a)(b)	27,487	538,470
Winnebago Industries, Inc.	46,449	1,795,254

		7,580,401

Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(a)(b)	92,004	3,234,861
Hertz Global Holdings, Inc.(a)	96,655	1,542,614
Rent-A-Center, Inc.(a)	72,734	1,936,906

		6,714,381

Restaurants — 1.4%
Biglari Holdings, Inc., Class B(a)	1,346	139,796
BJ’s Restaurants, Inc.	30,316	1,332,085
Bloomin’ Brands, Inc.	137,243	2,595,265
Brinker International, Inc.	55,802	2,195,809
Carrols Restaurant Group, Inc.(a)(b)	56,444	509,689
Cheesecake Factory, Inc.	62,915	2,750,644
Cracker Barrel Old Country Store, Inc.	28,754	4,909,170
Dave & Buster’s Entertainment, Inc.	54,893	2,221,520
Del Taco Restaurants, Inc.(a)	40,694	521,697
Denny’s Corp.(a)	87,396	1,794,240
Dine Brands Global, Inc.	24,908	2,377,967
El Pollo Loco Holdings, Inc.(a)(b)	30,761	327,912
Fiesta Restaurant Group, Inc.(a)(b)	33,555	440,913
Habit Restaurants, Inc., Class A(a)	29,640	310,924
J Alexander’s Holdings, Inc.(a)	16,565	186,025
Jack in the Box, Inc.	38,532	3,136,119
Nathan’s Famous, Inc.	4,323	337,713
Noodles & Co.(a)	42,630	335,924
Papa John’s International, Inc.	33,021	1,476,699
Potbelly Corp.(a)(b)	29,650	150,919
Red Robin Gourmet Burgers, Inc.(a)	19,371	592,171
Ruth’s Hospitality Group, Inc.	43,232	981,799
Shake Shack, Inc., Class A(a)(b)	42,102	3,039,764
Texas Roadhouse, Inc.	101,820	5,464,679
Wingstop, Inc.	43,820	4,151,945

		42,281,388

Scientific Instruments: Control & Filter — 0.6%
Arlo Technologies, Inc.(a)	121,639	487,773
Brady Corp., Class A	71,356	3,519,278
CIRCOR International, Inc.(a)	29,150	1,340,900
Energy Recovery, Inc.(a)	55,460	577,893
ESCO Technologies, Inc.	38,148	3,151,788
Gorman-Rupp Co.	26,306	863,626
Helios Technologies, Inc.	43,741	2,030,020
Napco Security Technologies, Inc.(a)(b)	18,687	554,630
Thermon Group Holdings, Inc.(a)	48,542	1,245,102
Watts Water Technologies, Inc., Class A	41,218	3,840,693
Wrap Technologies, Inc.(a)	11,358	70,647

		17,682,350

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Electrical — 0.4%
Allied Motion Technologies, Inc.(b)	10,034	$380,289
Atkore International Group, Inc.(a)	69,057	1,786,505
AZZ, Inc.	38,791	1,785,162
EnerSys	64,579	4,423,661
Franklin Electric Co., Inc.	69,019	3,278,402
Preformed Line Products Co.	4,586	254,615

		11,908,634

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	42,707	2,549,181
FARO Technologies, Inc.(a)	25,726	1,352,673
Itron, Inc.(a)	51,210	3,204,210
Mesa Laboratories, Inc.(b)	5,094	1,244,668
Transcat, Inc.(a)	10,179	260,480
Vishay Precision Group, Inc.(a)	15,571	632,650

		9,243,862

Scientific Instruments: Pollution Control — 0.4%
CECO Environmental Corp.(a)	45,876	439,951
Covanta Holding Corp.	176,206	3,155,849
Darling Ingredients, Inc.(a)(b)	245,241	4,877,844
Evoqua Water Technologies Corp.(a)	111,788	1,591,861
Heritage-Crystal Clean, Inc.(a)(b)	22,429	590,107
NRC Group Holdings Corp.(a)	15,154	168,512
Team, Inc.(a)(b)	44,474	681,342
U.S. Ecology, Inc.	32,941	1,961,307

		13,466,773

Securities Brokerage & Services — 0.1%
Gain Capital Holdings, Inc.(b)	36,328	150,035
INTL. FCStone, Inc.(a)	23,810	942,638
Ladenburg Thalmann Financial Services, Inc.	177,365	608,362
Siebert Financial Corp.(a)(b)	9,518	85,662

		1,786,697

Semiconductors & Components — 1.5%
Acacia Communications, Inc.(a)	55,960	2,639,074
Adesto Technologies Corp.(a)	39,943	325,535
Alpha & Omega Semiconductor Ltd.(a)	29,894	279,210
Amkor Technology, Inc.(a)	151,132	1,127,445
Aquantia Corp.(a)	41,998	547,234
AXT, Inc.(a)	50,025	198,099
CEVA, Inc.(a)	32,424	789,524
Cirrus Logic, Inc.(a)	88,502	3,867,537
Diodes, Inc.(a)	61,311	2,229,881
DSP Group, Inc.(a)	32,524	467,045
FormFactor, Inc.(a)	111,023	1,739,730
Inphi Corp.(a)(b)	67,128	3,363,113
Lattice Semiconductor Corp.(a)	186,202	2,716,687
MACOM Technology Solutions Holdings, Inc.(a)	67,351	1,019,021
MaxLinear, Inc.(a)(b)	97,338	2,281,603
Power Integrations, Inc.	42,290	3,390,812
Rambus, Inc.(a)	164,910	1,985,516
Semtech Corp.(a)	98,409	4,728,553
Silicon Laboratories, Inc.(a)	64,193	6,637,556
SMART Global Holdings, Inc.(a)(b)	19,533	449,064
Vishay Intertechnology, Inc.	198,120	3,272,942

		44,055,181

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)	47,154	2,080,906

Shipping — 0.5%
Diamond S Shipping, Inc.(a)	32,807	418,945
Eagle Bulk Shipping, Inc.(a)(b)	68,018	356,414
GasLog Ltd.	60,411	869,919
Genco Shipping & Trading Ltd.(a)	22,650	191,166

Security	Shares	Value

Shipping (continued)
Golar LNG Ltd.	141,480	$2,614,551
International Seaways, Inc.(a)(b)	37,649	715,331
Matson, Inc.	63,473	2,465,926
Nordic American Tankers Ltd.	199,323	466,416
Safe Bulkers, Inc.(a)(b)	63,648	99,291
Scorpio Tankers, Inc.	65,114	1,922,165
Ship Finance International Ltd.	123,898	1,549,964
Teekay Corp.(b)	96,950	333,508
Teekay Tankers Ltd., Class A(a)	284,368	363,991
Tidewater, Inc.(a)	56,290	1,321,689

		13,689,276

Software — 0.5%
Castlight Health, Inc., Class B(a)	150,304	485,482
Five9, Inc.(a)(b)	87,888	4,507,776
Instructure, Inc.(a)(b)	50,241	2,135,242
MobileIron, Inc.(a)	142,794	885,323
Model N, Inc.(a)	48,470	945,165
pdvWireless, Inc.(a)(b)	13,814	649,258
Qualys, Inc.(a)	50,779	4,421,835
Rubicon Project, Inc.(a)	71,556	455,096

		14,485,177

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)(b)	36,449	688,157
Aaron’s, Inc.	100,900	6,196,269
Abercrombie & Fitch Co., Class A	99,346	1,593,510
America’s Car-Mart, Inc.(a)	9,320	802,266
American Eagle Outfitters, Inc.	241,644	4,083,784
Asbury Automotive Group, Inc.(a)(b)	28,827	2,431,269
Ascena Retail Group, Inc.(a)	233,352	142,345
At Home Group, Inc.(a)	71,170	473,992
Barnes & Noble Education, Inc.(a)(b)	51,966	174,606
Barnes & Noble, Inc.	83,587	559,197
Bed Bath & Beyond, Inc.	185,871	2,159,821
BMC Stock Holdings, Inc.(a)	99,459	2,108,531
Boot Barn Holdings, Inc.(a)	41,782	1,489,110
Buckle, Inc.	43,138	746,719
Caleres, Inc.	60,715	1,209,443
Cato Corp., Class A	32,679	402,605
Chico’s FAS, Inc.	172,508	581,352
Children’s Place, Inc.	22,940	2,188,017
Citi Trends, Inc.	15,912	232,633
Conn’s, Inc.(a)(b)	29,728	529,753
Container Store Group, Inc.(a)	21,240	155,477
Designer Brands, Inc., Class A	97,897	1,876,685
Express, Inc.(a)	88,006	240,256
GameStop Corp., Class A(b)	152,004	831,462
Genesco, Inc.(a)	29,015	1,227,044
GNC Holdings, Inc., Class A(a)(b)	121,957	182,935
Group 1 Automotive, Inc.	26,198	2,145,354
Guess?, Inc.	85,544	1,381,536
Haverty Furniture Cos., Inc.	26,135	445,079
Hibbett Sports, Inc.(a)(b)	28,232	513,822
J. Jill, Inc.	22,748	45,269
Lands’ End, Inc.(a)(b)	14,247	174,098
Lithia Motors, Inc., Class A	33,052	3,925,917
Lumber Liquidators Holdings, Inc.(a)(b)	42,369	489,362
MarineMax, Inc.(a)	34,846	572,868
Michaels Cos., Inc.(a)	127,580	1,109,946
Monro, Inc.	48,750	4,158,375
Murphy USA, Inc.(a)(b)	45,527	3,825,634
National Vision Holdings, Inc.(a)	102,763	3,157,907
Office Depot, Inc.	811,607	1,671,910
Party City Holdco, Inc.(a)(b)	76,334	559,528

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Regis Corp.(a)	42,571	$706,679
RTW RetailWinds, Inc.(a)	40,088	68,150
Sally Beauty Holdings, Inc.(a)(b)	180,213	2,404,041
Shoe Carnival, Inc.	13,651	376,768
Shutterfly, Inc.(a)(b)	51,180	2,587,149
Sonic Automotive, Inc., Class A	36,738	857,832
Sportsman’s Warehouse Holdings, Inc.(a)(b)	63,358	239,493
Stamps.com, Inc.(a)	26,247	1,188,202
Systemax, Inc.	18,466	409,207
Tailored Brands, Inc.	81,035	467,572
Tilly’s, Inc., Class A	32,438	247,502
Zumiez, Inc.(a)	29,797	777,702

		67,814,140

Steel — 0.4%
AK Steel Holding Corp.(a)(b)	478,198	1,133,329
Allegheny Technologies, Inc.(a)(b)	187,831	4,733,341
Carbonite, Inc.(a)(b)	49,440	1,287,418
Carpenter Technology Corp.	70,334	3,374,625
Olympic Steel, Inc.	13,771	187,974
Ryerson Holding Corp.(a)	21,313	177,537
Schnitzer Steel Industries, Inc., Class A	38,362	1,003,934
TimkenSteel Corp.(a)	60,089	488,524

		12,386,682

Technology: Miscellaneous — 0.3%
Benchmark Electronics, Inc.	62,911	1,580,324
CTS Corp.	47,487	1,309,692
Fabrinet(a)	54,441	2,704,085
Kimball Electronics, Inc.(a)(b)	38,035	617,688
Plexus Corp.(a)(b)	44,378	2,590,344

		8,802,133

Telecommunications Equipment — 0.3%
Airgain, Inc.(a)	13,818	195,525
Akoustis Technologies, Inc.(a)	37,496	239,974
Applied Optoelectronics, Inc.(a)(b)	28,379	291,736
CalAmp Corp.(a)	48,800	569,984
Clearfield, Inc.(a)	14,478	191,833
Knowles Corp.(a)	125,686	2,301,311
Sonim Technologies, Inc.(a)	5,379	68,475
Tessco Technologies, Inc.	9,235	164,937
Viavi Solutions, Inc.(a)	343,286	4,562,271
Vocera Communications, Inc.(a)	46,013	1,468,735

		10,054,781

Textile Products — 0.1%
Culp, Inc.	16,460	312,740
Interface, Inc.	88,701	1,359,786
Unifi, Inc.(a)(b)	20,614	374,557

		2,047,083

Textiles Apparel & Shoes — 0.9%
Centric Brands, Inc.(a)	24,642	101,279
Crocs, Inc.(a)	95,648	1,889,048
Deckers Outdoor Corp.(a)(b)	43,688	7,687,777
Delta Apparel, Inc.(a)	9,224	213,812
Fossil Group, Inc.(a)	69,864	803,436
G-III Apparel Group Ltd.(a)(b)	67,521	1,986,468
Kontoor Brands, Inc.(a)	66,054	1,850,833
Oxford Industries, Inc.	24,842	1,883,024
Rocky Brands, Inc.	10,352	282,402
Steven Madden Ltd.	126,839	4,306,184
Superior Group of Cos., Inc.	15,900	272,367
Vera Bradley, Inc.(a)	37,252	447,024
Vince Holding Corp.(a)	4,605	64,240
Weyco Group, Inc.	8,728	233,125

Security	Shares	Value

Textiles Apparel & Shoes (continued)
Wolverine World Wide, Inc.	132,548	$3,650,372

		25,671,391

Tobacco — 0.2%
22nd Century Group, Inc.(a)(b)	172,763	361,075
Greenlane Holdings, Inc., Class A(a)	9,262	88,822
Pyxus International, Inc.(a)(b)	11,190	170,088
Turning Point Brands, Inc.	12,355	605,148
Universal Corp.	36,652	2,227,342
Vector Group Ltd.	157,803	1,538,579

		4,991,054

Toys — 0.0%
Funko, Inc., Class A(a)(b)	25,372	614,510

Transportation Miscellaneous — 0.2%
Costamare, Inc.	72,340	371,104
Echo Global Logistics, Inc.(a)	40,927	854,146
General Finance Corp.(a)	14,180	118,687
Hub Group, Inc., Class A(a)	49,256	2,067,767
Scorpio Bulkers, Inc.	80,006	368,028
Textainer Group Holdings Ltd.(a)(b)	42,042	423,783
Wesco Aircraft Holdings, Inc.(a)	79,515	882,617

		5,086,132

Truckers — 0.4%
ArcBest Corp.	38,067	1,070,063
Covenant Transportation Group, Inc., Class A(a)	18,034	265,280
Daseke, Inc.(a)(b)	68,269	245,768
Forward Air Corp.	42,673	2,524,108
FRP Holdings, Inc.(a)(b)	10,512	586,254
Heartland Express, Inc.	68,296	1,234,109
Marten Transport Ltd.	58,581	1,063,245
PAM Transportation Services, Inc.(a)	2,864	177,568
Roadrunner Transportation Systems, Inc.(a)	5,327	50,873
Saia, Inc.(a)(b)	38,728	2,504,540
Universal Logistics Holdings, Inc.	12,578	282,628
US Xpress Enterprises, Inc., Class A(a)	33,215	170,725
Werner Enterprises, Inc.	67,576	2,100,262
YRC Worldwide, Inc.(a)(b)	44,420	179,013

		12,454,436

Utilities: Electrical — 1.8%
ALLETE, Inc.	77,424	6,442,451
Atlantic Power Corp.(a)	159,600	386,232
Avista Corp.	98,000	4,370,800
Black Hills Corp.	90,161	7,047,885
Clearway Energy, Inc., Class A	52,049	842,153
Clearway Energy, Inc., Class C	110,121	1,856,640
El Paso Electric Co.	60,621	3,964,613
Genie Energy Ltd., Class B	21,476	228,719
MGE Energy, Inc.	52,118	3,808,783
NorthWestern Corp.	75,645	5,457,787
Otter Tail Corp.	58,878	3,109,347
Pattern Energy Group, Inc., Class A	131,886	3,045,248
PNM Resources, Inc.	118,734	6,044,748
Portland General Electric Co.	134,085	7,263,385
Spark Energy, Inc., Class A	14,850	166,172
Unitil Corp.	21,798	1,305,482

		55,340,445

Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	23,858	2,266,987
New Jersey Resources Corp.	132,603	6,599,651
Northwest Natural Holding Co.	42,986	2,987,527
RGC Resources, Inc.	10,831	330,562
South Jersey Industries, Inc.	138,332	4,665,939

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Gas Distributors (continued)
Southwest Gas Holdings, Inc.	79,718	$7,144,327
Spire, Inc.	74,247	6,230,808

		30,225,801

Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	59,261	3,756,555

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)	139,976	3,373,422
ATN International, Inc.	16,523	953,873
Boingo Wireless, Inc.(a)	64,888	1,166,037
Cincinnati Bell, Inc.(a)	61,447	304,163
Cogent Communications Holdings, Inc.	62,720	3,723,059
Consolidated Communications Holdings, Inc.	114,863	566,274
Frontier Communications Corp.(a)(b)	139,073	243,378
GTT Communications, Inc.(a)(b)	49,674	874,262
IDT Corp., Class B(a)	24,863	235,453
Iridium Communications, Inc.(a)(b)	147,886	3,439,828
j2 Global, Inc.	69,640	6,190,300
ORBCOMM, Inc.(a)	109,187	791,606
Shenandoah Telecommunications Co.	71,595	2,757,839
Spok Holdings, Inc.	30,391	457,081
Vonage Holdings Corp.(a)(b)	338,126	3,830,967

		28,907,542

Utilities: Water — 0.5%
American States Water Co.	54,757	4,119,917
AquaVenture Holdings Ltd.(a)	17,790	355,266
Artesian Resources Corp., Class A	11,943	443,921
California Water Service Group	71,783	3,634,373
Connecticut Water Service, Inc.	18,084	1,260,817
Consolidated Water Co. Ltd.	21,539	307,146
Global Water Resources, Inc.	17,609	183,838
Middlesex Water Co.	23,938	1,418,327
Pure Cycle Corp.(a)	25,559	270,925
SJW Group	39,306	2,388,626
York Water Co.	19,281	688,717

		15,071,873

Total Common Stocks — 98.8% (Cost — $2,741,919,835)		2,983,388,566

Security	Shares	Value

Investment Companies — 0.4%
iShares Russell 2000 ETF(f)	77,035	$11,978,943

Total Investment Companies — 0.4% (Cost — $10,927,846)		11,978,943

Rights — 0.0%

Electronic Components — 0.0%
Babcock & Wilcox Co. (Expires 07/18/19)(a)	33,306	—

Rental & Leasing Services: Consumer — 0.0%
Hertz Global Holdings, Inc. (Expires 07/12/19)(a)	79,732	155,477

Total Rights — 0.0% (Cost — $150,981)		155,477

Total Long-Term Investments — 99.2% (Cost — $2,752,998,662)		2,995,522,986

Short-Term Securities — 9.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.50%(d)(e)(f)	216,722,312	216,830,673
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.31%(e)(f)	67,430,751	67,430,751

Total Short-Term Securities — 9.4% (Cost — $284,186,729)		284,261,424

Total Investments — 108.6% (Cost — $3,037,185,391)		3,279,784,410

Liabilities in Excess of Other Assets — (8.6)%		(258,867,761)

Net Assets — 100.0%		$3,020,916,649

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Series were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	180,710,459	36,011,853	(b)	—	216,722,312	$216,830,673	$1,126,977	(c)	$10,284	$71,388
BlackRock Cash Funds: Treasury, SL Agency Shares	43,842,543	23,588,208	(b)	—	67,430,751	67,430,751	424,797		—	—
PennyMac Financial Services, Inc.	3,162	—		—	3,162	70,133	—		—	2,909
PennyMac Mortgage Investment Trust	75,714	36,856		—	112,570	2,457,403	37,740		—	249,936
iShares Russell 2000 ETF	64,533	517,339		(504,837)	77,035	11,978,943	122,579		343,261	1,648,459

						$298,767,903	$1,712,093		$353,545	$1,972,692

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	191	09/20/19	$14,966	$316,208

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	JPMorgan Chase Bank N.A.	02/08/23	$4,958,634	$5,695	(b)	$4,965,017	0.16%
	Goldman Sachs Bank USA	02/27/23	5,480,013	147,969	(c)	5,622,739	0.18

			$10,438,647	$153,664		$10,587,756

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Series receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

United States Overnight Bank Funding Rate
US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $(688) of net dividends and financing fees.
(c)	Amount includes $ 5,243 of net dividends and financing fees.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of June 30, 2019 expiration dates 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace
Triumph Group, Inc.	9,431	$215,970	3.8%

Banks: Diversified
Boston Private Financial Holdings, Inc.	22,988	277,465	4.9
Columbia Banking System, Inc.	4,502	162,882	2.9
Community Bank System, Inc.	5,395	355,207	6.3
First Commonwealth Financial Corp.	26,176	352,591	6.3
First Financial Bancorp	11,371	275,406	4.9
First Midwest Bancorp, Inc.	10,541	215,774	3.8
Great Western Bancorp, Inc.	5,481	195,781	3.5
Hanmi Financial Corp.	1,899	42,291	0.8
United Community Banks, Inc.	18,518	528,874	9.4

		2,406,271

Communications Technology
Maxar Technologies, Inc.	19,682	153,913	2.7

Computer Technology
Safeguard Scientifics, Inc.	5,508	66,482	1.2

Electronic Components
Acacia Research Corp.	57,405	169,919	3.0

Health Care Management Services
Magellan Health, Inc.	809	60,052	1.1

Insurance: Life
American Equity Investment Life Holding Co.	8,755	237,786	4.2

Insurance: Multi-Line
PICO Holdings, Inc.	12,457	144,750	2.6

Insurance: Property-Casualty
AMERISAFE, Inc.	10,540	672,136	12.0
Employers Holdings, Inc.	13,122	554,667	9.9
ProAssurance Corp.	8,451	305,166	5.4
Stewart Information Services Corp.	3,658	148,112	2.6

		1,680,081

Leisure Time
Sturm Ruger & Co., Inc.	2,014	109,723	1.9

Real Estate Investment Trusts (REITs)
CareTrust REIT, Inc.	8,650	205,697	3.7

Real Estate Management & Development
BBX Capital Corp.	35,050	172,095	3.1

Total Reference Entity — Long		5,622,739

Net Value of Reference Entity — Goldman Sachs & Co.		$5,622,739

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase N.A. as of June 30, 2019 expiration dates 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks: Diversified
Banner Corp.	6,535	$353,870	7.2%
Boston Private Financial Holdings, Inc.	16,919	204,212	4.1
Central Pacific Financial Corp.	4,558	136,558	2.8
Glacier Bancorp, Inc.	7,600	308,180	6.2
Hanmi Financial Corp.	7,638	170,098	3.4
S&T Bancorp, Inc.	6,921	259,399	5.2
United Community Banks, Inc.	16,881	482,122	9.7

		1,914,439

Banks: Savings, Thrift & Mortgage Lending
Brookline Bancorp, Inc.	11,206	172,348	3.5

Banks: Savings, Thrift & Mortgage Lending
Northwest Bancshares, Inc.	5,891	103,741	2.1

		276,089

Computer Services Software & Systems
Mitek Systems, Inc.	19,025	189,109	3.8

Computer Technology
Safeguard Scientifics, Inc.	7,188	86,759	1.7

Diversified Financial Services
Stifel Financial Corp.	4,205	248,347	5.0

Insurance: Multi-Line
Horace Mann Educators Corp.	3,858	155,439	3.1
James River Group Holdings Ltd.	9,451	443,252	8.9

		598,691

Insurance: Property-Casualty
Selective Insurance Group, Inc.	5,937	444,622	9.0

Leisure Time
Clarus Corp.	7,645	110,394	2.2

Office Supplies & Equipment
Pitney Bowes, Inc.	25,348	108,489	2.2

Real Estate Investment Trusts (REITs)
Senior Housing Properties Trust	113,234	936,445	18.9

Utilities: Telecommunications
Cincinnati Bell, Inc.	10,431	51,633	1.0

Total Reference Entity — Long		4,965,017

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$4,965,017

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$153,664	$—

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$316,208	$—	$—	$—	$316,208
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	153,664	—	—	—	153,664

	$—	$—	$469,872	$—	$—	$—	$469,872

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,523,514	$—	$—	$—	$4,523,514
Swaps	—	—	1,167,807	—	—	—	1,167,807

	$—	$—	$5,691,321	$—	$—	$—	$5,691,321

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$109,626	$—	$—	$—	$109,626
Swaps	—	—	353,010	—	—	—	353,010

	$—	$—	$462,636	$—	$—	$—	$462,636

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,514,133
Total return swaps:
Average notional amount	$7,616,770

For more information about the Series’ investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$811,429	$—
Swaps — OTC(a)	153,664	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$965,093	$—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(811,429)	—

Total derivative assets and liabilities subject to an MNA	$153,664	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	Master Small Cap Index Series

The following table presents the Series derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
JPMorgan Chase Bank N.A.	$5,695	$—	$—	$—	$5,695
Goldman Sachs & Co.	147,969	—	—	—	147,969

	$153,664	$—	$—	$—	$153,664

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$2,983,368,250	$1,935	$18,381	$2,983,388,566
Investment Companies	11,978,943	—	—	11,978,943
Rights	155,477	—	—	155,477
Short-Term Securities	284,261,424	—	—	284,261,424

	$3,279,764,094	$1,935	$18,381	$3,279,784,410

Derivative Financial Instruments(b)
Assets:
Equity contracts	$316,208	$153,664	$—	$469,872

	$316,208	$153,664	$—	$469,872

(a)	See above schedule of investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $206,668,471) (cost — $2,739,840,906)	$2,981,016,507
Investments at value — affiliated (cost — $297,344,485)	298,767,903
Cash pledged for futures contracts	3,134,000
Receivables:
Investments sold	263,573,594
Securities lending income — affiliated	211,405
Swaps	61,666
Contributions from investors	13,152,636
Dividends — unaffiliated	3,144,489
Dividends — affiliated	80,643
Variation margin on futures contracts	811,429
Unrealized appreciation on OTC swaps	153,664
Prepaid expenses	13,168

Total assets	3,564,121,104

LIABILITIES
Bank overdraft	78,787
Cash collateral on securities loaned at value	216,776,523
Payables:
Investments purchased	326,108,379
Swaps	2,794
Directors’ fees	11,867
Investment advisory fees	21,276
Other accrued expenses	203,332
Other affiliates	1,497

Total liabilities	543,204,455

NET ASSETS	$3,020,916,649

NET ASSETS CONSIST OF
Investors’ capital	$2,777,847,758
Net unrealized appreciation (depreciation)	243,068,891

NET ASSETS	$3,020,916,649

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — affiliated(a)	$585,116
Dividends — unaffiliated	20,071,219
Interest — unaffiliated	12,802
Securities lending income — affiliated — net	1,126,977
Foreign taxes withheld	(2,572)

Total investment income	21,793,542

EXPENSES
Investment advisory	135,621
Professional	47,430
Custodian	36,385
Directors	24,635
Accounting services	14,606
Printing	3,741
Miscellaneous	12,388

Total expenses	274,806
Less fees waived and/or reimbursed by the Manager	(13,676)

Total expenses after fees waived and/or reimbursed	261,130

Net investment income	21,532,412

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	4,523,514
Foreign currency transactions	(317)
Investments — affiliated	353,545
Investments — unaffiliated	73,047,253
Swaps	1,167,807

79,091,802

Net change in unrealized appreciation (depreciation) on:
Futures contracts	109,626
Foreign currency translations	317
Investments — affiliated	1,972,692
Investments — unaffiliated	301,562,062
Swaps	353,010

303,997,707

Net realized and unrealized gain	383,089,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$404,621,921

(a)	Includes non-recurring dividends in the amount of $22,781.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,532,412	$26,170,323
Net realized gain	79,091,802	62,795,001
Net change in unrealized appreciation (depreciation)	303,997,707	(398,025,975)

Net increase (decrease) in net assets resulting from operations	404,621,921	(309,060,651)

CAPITAL TRANSACTIONS
Proceeds from contributions	590,359,804	2,037,746,224
Value of withdrawals	(283,795,331)	(697,110,580)

Net increase in net assets derived from capital transactions	306,564,473	1,340,635,644

NET ASSETS
Total increase in net assets	711,186,394	1,031,574,993
Beginning of period	2,309,730,255	1,278,155,262

End of period	$3,020,916,649	$2,309,730,255

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Master Small Cap Index Series
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Total Return
Total return	17.04	%(a)	(10.96)%	14.69%	21.49%		(4.33)%	5.05%

Ratios to Average Net Assets
Total expenses	0.02	%(b)	0.03%	0.06%	0.07	%(c)	0.08%	0.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.02	%(b)	0.03%	0.05%	0.06	%(c)	0.07%	0.08%

Net investment income	1.59	%(b)	1.49%	1.41%	1.49	%(c)	1.39%	1.45%

Supplemental Data
Net assets, end of period (000)	$3,020,917		$2,309,730	$1,278,155	$666,690		$465,442	$700,935

Portfolio turnover rate	29%		28%	30%	39%		37%	21%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Excludes expenses incurred indirectly of 0.01% as a result of the Series investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of BlackRock Index Funds, Inc. and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares Russell 2000 Small-Cap Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to Master Small Cap Index in exchange for an investment in Master Small Cap Index.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Small Cap Index to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost Value of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts, swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Bank of Nova Scotia	$5,817,968	$(5,817,968)	$—
Barclays Bank PLC	10,594,488	(10,594,488)	—
BNP Paribas Securities Corp.	2,978,515	(2,978,515)	—
Citadel Clearing LLC	1,918,390	(1,918,390)	—
Citigroup Global Markets Inc.	40,841,450	(40,841,450)	—
Credit Suisse Securities (USA) LLC	13,585,072	(13,585,072)	—
ING Group NV	3,990	(3,990)	—
Jefferies & Co	4,577,337	(4,490,486)	86,851
JP Morgan Securities LLC	49,763,868	(49,763,868)	—
Merrill Lynch Fenner & Smith Inc.	43,375,822	(43,375,822)	—
State Street Bank & Trust Company	1,235,803	(1,235,803)	—
TJMT Holdings LLC	276,243	(276,243)	—
Toronto Dominion Bank	2,984,777	(2,984,777)	—
Wachovia Bank N.A.	28,714,748	(28,714,748)	—

	$206,668,471	$(206,581,620)	$86,851

(a)

Cash collateral with a value of $216,776,523 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Series’ counterparty on the swap agreement becomes the CCP. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $12,602.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors who are not “interested persons” of the Master LLC as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the Manager waived $1,074 in investment advisory fees pursuant to this arrangement.

For the six months ended June 30, 2019, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $12,815.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent

Pursuant to the current securities lending agreement, the Series retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Series paid BTC $406,325 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$17,601,665	$17,806,667	$22,035,614

7.	PURCHASE AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities and in-kind contributions, were $748,997,581 and $409,222,184, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,063,320,237

Gross unrealized appreciation	460,498,453
Gross unrealized depreciation	(243,564,408)

Net unrealized appreciation	$216,934,045

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Series.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Master LLC Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC (the “Master LLC Board”) also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Portfolio (the “Master Portfolio Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Agreement and the Master Portfolio Sub-Advisory Agreement.

The Board of Directors of the Corporation (the “Corporation Board”) also met in person at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”), a series of the Corporation, and the Manager, the Corporation’s investment advisor. The Corporation Board also considered the approval of the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Master Portfolio, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Agreement, the Corporation Agreement, the Master Portfolio Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Master LLC Board and the Corporation Board are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the relevant Agreements on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While each Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreements, the Board’s consideration entails a year-long deliberative process, whereby the Board and its committees assess BlackRock’s services to the applicable Fund. In particular, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Fund service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Master LLC’s or the Corporation’s, as pertinent, adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the pertinent Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s, as applicable, valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the relevant Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of each Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each of Small-Cap Index Fund and International Index Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding the shares of Small-Cap Index Fund and International Index Fund, as applicable; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board, with respect to the applicable Fund, concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the applicable Fund. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Funds, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio/Small-Cap Index Fund and International Index Fund, as applicable. The Boards noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the performance of Small-Cap Index Fund and International Index Fund, as applicable, as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with their review, the Boards received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Boards also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Boards noted that for the past five one-year periods reported, Small-Cap Index Fund’s net performance was within the tolerance range of its benchmark for four of the five periods. The Boards noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for Small-Cap Index Fund, and that BlackRock has explained its rationale for this belief to the Boards. The Boards and BlackRock reviewed Small Cap-Index Fund’s out of tolerance performance over the applicable periods.

The Corporation Board noted that for the past five one-year periods reported, International Index Fund’s net performance was within the tolerance range of its benchmark for three of the five periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund compared with those of the applicable Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as the actual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund, to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the applicable Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that the Master Portfolio’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and Small-Cap Index Fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to Small-Cap Index Fund’s Expense Peers. The Boards also noted that BlackRock and the Boards have contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets and have contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Small-Cap Index Fund’s average daily net assets on a class-by-class basis.

The Corporation Board noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to International Index Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on International Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the pertinent Board. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Master LLC Board, including the Independent Board Members, approved the continuation of the Master LLC Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, and the Master Portfolio Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2020. The Corporation Board, including the Independent Board Members, approved the continuation of the Corporation Agreement between the Manager and the Corporation with respect to International Index Fund, and the International Index Fund Sub-Advisory Agreement with respect to International Index Fund, each for a one-year term ending June 30, 2020.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Master LLC Board and the Corporation Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Corporation Board, including the Independent Board Members, also considered the continuation of the Master LLC Agreement with respect to the Master Portfolio and the Master Portfolio Sub-Advisory Agreement with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at their decisions to approve the applicable Agreements, the Master LLC Board and the Corporation Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	83

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator(b)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(b)	iShares Russell 2000 Small-Cap Index Fund.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’/Series’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’/Series’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	85

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 3, 2019

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